As filed with the Securities and Exchange Commission on April 28, 2025
1933 Act File No. 033‑57986
1940 Act File No. 811‑07470

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 118	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 119	☒
(Check appropriate box or boxes.)

CARILLON SERIES TRUST
(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 567‑3526
SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CARILLON SERIES TRUST
CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Supplement for Class A, Class C, Class I and Class R‑6 shares of Carillon Chartwell Small Cap Fund (formerly known as Carillon Scout Small Cap Fund)
Prospectus for Class A, Class C, Class I and Class R‑6 shares of Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund (formerly known as Carillon Scout Small Cap Fund), Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund (collectively, the “Funds”)
Statement of Additional Information for Class A, Class C, Class I and Class R‑6 shares of the Funds
Part C of Form N-1A
Signature Page
Exhibits

CARILLON SERIES TRUST
Carillon Chartwell Small Cap Fund
(Formerly, Carillon Scout Small Cap Fund)
SUPPLEMENT DATED MAY 1, 2025 TO THE
PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2025
As previously announced, at meetings held on November 14‑15, 2024, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved a Plan of Reorganization and Termination (“Reorganization Plan”) pursuant to which the Carillon Chartwell Small Cap Fund, formerly the Carillon Scout Small Cap Fund (the “Fund”), would be reorganized into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”), effective on or about April 25, 2025.
The Reorganization has been rescheduled and is currently expected to occur on or about October 17, 2025. Accordingly, the Fund will continue to accept purchases of Fund shares and exchanges into the Fund until October 3, 2025.
The Reorganization Plan, which sets forth the terms of the Reorganization, provides for: (1) the transfer of the Fund’s assets to the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities in exchange solely for shares of beneficial interest (“shares”) of the Acquiring Fund that correspond to each class of shares of the Fund; and (2) the Fund to distribute the shares of the Acquiring Fund received by the Fund to its shareholders in complete liquidation of the Fund and in cancellation of all of the Fund’s shares. Each shareholder of the Fund will receive the number of full and fractional shares of each class of the Acquiring Fund equal in value to the full and fractional shares of the corresponding class of the Fund held by the shareholder prior to the Reorganization. The Reorganization is intended to qualify as a tax‑free transaction for federal income tax purposes.
It will not be necessary for shareholders of the Fund or the Acquiring Fund to approve the Reorganization or take other action. Fund shareholders will be sent an information statement describing the Reorganization at a later date.
Please be advised that, effective October 3, 2025, the Fund will no longer accept purchases of Fund shares or exchanges into the Fund.
*    *    *    *    *
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE

Carillon Mutual Funds
Prospectus | May 1, 2025

Equity Funds	Class A	Class C	Class I*	Class R‑6
Carillon Chartwell Mid Cap Value Fund	BERAX	BERBX	BERCX	BERDX
Carillon Chartwell Small Cap Growth Fund	CWSAX	CWSBX	CWSGX	CWSRX
Carillon Chartwell Small Cap Value Fund	CWSCX	CWSHX	CWSIX	CWSWX
Carillon ClariVest Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCUX
Carillon ClariVest International Stock Fund	EISAX	EISDX	EISIX	EISVX
Carillon Eagle Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGUX
Carillon Eagle Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HRAUX
Carillon Eagle Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRUX
Carillon Scout Mid Cap Fund	CSMEX	CSMFX	UMBMX	CSMUX
Carillon Chartwell Small Cap Fund (formerly known as Carillon Scout Small Cap Fund)	CSSAX	CSSJX	UMBHX	CSSVX

Fixed Income Funds	Class A	Class C	Class I*	Class R‑6
Carillon Chartwell Real Income Fund	BERGX	BERHX	BERIX	BERSX
Carillon Chartwell Short Duration High Yield Fund	CWFAX	CWFCX	CWFIX	CWFRX
Carillon Reams Core Bond Fund	CRCBX	CRCDX	SCCIX	CRCUX
Carillon Reams Core Plus Bond Fund	SCPDX	SCPEX	SCPZX	SCPWX
Carillon Reams Unconstrained Bond Fund	SUBDX	SUBEX	SUBFX	SUBTX
* Formerly known as Class Chartwell shares offered by the Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the funds’ Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summaries

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL MID CAP VALUE FUND | 5.1.2025

Investment objective | The Carillon Chartwell Mid Cap Value Fund (“Mid Cap Value Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.65%	0.65%	0.65%	0.65%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.69%	0.69%	0.70%	0.69%

Total Annual Fund Operating Expenses	1.59%	2.34%	1.35%	1.34%

Fee Waiver and/or Expense Reimbursement (b)	(0.39%)	(0.39%)	(0.45%)	(0.54%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.95%	0.90%	0.80%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class A – 1.20%, Class C – 1.95%, Class I – 0.90% and Class R‑6 – 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$591	$917	$1,264	$2,243
Class C	$298	$693	$1,215	$2,646
Class I	$92	$383	$696	$1,585
Class R‑6	$82	$371	$682	$1,566

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL MID CAP VALUE FUND | 5.1.2025

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The fund’s subadviser considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12‑month period (which was approximately $149.9 million and $93.3 billion as of December 31, 2024). The Russell Midcap Value Index is reconstituted annually. Because the fund’s subadviser defines mid-capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell Midcap Value Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside the U.S. (“foreign issuers”) and real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. The fund may invest up to 20% of its assets in foreign issuers. The subadviser also may purchase exchange-traded funds (“ETFs”) designed to track U.S. mid-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund generally invests in companies that its sub-adviser believes to be undervalued. The subadviser’s investment approach relies heavily on valuation history to identify opportunities and prioritizes companies with durable businesses, strong balance sheets, and improving fundamental prospects. Under normal market conditions, the subadviser generally expects that an investment in any single issuer will comprise 5% or less of the total value of the assets in the portfolio. The subadviser also expects that the fund’s exposure to any one sector will range from 50% to 150% of the weight of that sector in the Russell Mid Cap Value Index. However, for smaller sectors, the fund’s exposure generally will be no more than 5 percentage points above or below the weight of that sector in the Russell Mid Cap Value Index.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/ or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL MID CAP VALUE FUND | 5.1.2025

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL MID CAP VALUE FUND | 5.1.2025

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
REITS. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•
Mid-cap company risk arises because mid‑cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non‑U.S. companies and non‑U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non‑value approach to investing or have a broader investment style.

Performance | The fund is the successor to the Chartwell Mid Cap Value Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.
Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund and the Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL MID CAP VALUE FUND | 5.1.2025

performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the fund’s current investment strategy been in effect during those periods.
The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.
Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes have not been in operation for a full calendar year. Performance information will be available in the prospectus after those share classes have been in operation for a full calendar year. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	17.88%	December 31, 2020

Worst Quarter	(30.78)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)
For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Fund.

Share Class	1-yr	5-yr	10-yr

Class I – Before Taxes	11.45%	5.21%	6.09%

After Taxes on Distributions	8.31%	4.31%	4.63%

After Taxes on Distributions and Sale of Fund Shares	9.01%	4.02%	4.48%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr

Russell 3000® Index (1)	23.81%	13.86%	12.55%

Russell Midcap® Value Index	13.07%	8.59%	8.10%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL MID CAP VALUE FUND | 5.1.2025

After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.
Portfolio Managers | T. Ryan Harkins, CFA®, who has served as Portfolio Manager of the fund since its inception on July 1, 2022, and Reid T. Halloran, who has served as Portfolio Manager of the fund since January 1, 2024, are jointly and primarily responsible for the day‑to‑day management of the fund. Mr. Harkins served as a member of the Predecessor Fund’s portfolio management team from March 1, 2020 through June 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | 5.1.2025

Investment objective | The Carillon Chartwell Small Cap Growth Fund (“Chartwell Small Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Chartwell Small Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees (b)	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	1.83%	1.52%	1.49%	1.52%

Total Annual Fund Operating Expenses	2.68%	3.12%	2.09%	2.12%

Fee Waiver and/or Expense Reimbursement (c)	(1.43%)	(1.12%)	(1.14%)	(1.27%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	0.95%	0.85%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management Fees have been restated to reflect the current contractual fee rate effective January 18, 2025.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95% and Class R‑6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$596	$1,138	$1,706	$3,244
Class C	$303	$858	$1,538	$3,352
Class I	$97	$545	$1,019	$2,330
Class R‑6	$87	$541	$1,022	$2,351

rjinvestmentmanagement.com | 7

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | 5.1.2025

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12‑month period (which was approximately $7.98 million and $59.1 billion as of December 31, 2024). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher. The sub-adviser also may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the sector weight of the Russell 2000® Growth Index or (ii) 25% of the total value of the assets in the portfolio.
The fund intends to hold some cash, short-term debt obligations, government securities, money market funds or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

8 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | 5.1.2025

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

rjinvestmentmanagement.com | 9

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | 5.1.2025

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•
Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including money market funds and ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non-U.S. regulatory authorities;
Industrials sector risk is the risk that companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims and exchange rates. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries;
Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual

10 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | 5.1.2025

property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•
Small-cap company risk arises because small‑cap companies involve greater risks than investing in large- capitalization companies. Small‑cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

•
U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities that may be held by the fund that are issued by government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), the Government National Mortgage Association (“Ginnie Mae”) and the Tennessee Valley Authority (“TVA”) are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of the fund’s investments; and

•
U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline.

Performance | The fund is the successor to the Chartwell Small Cap Growth Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund.
The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.
Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes have not been in operation for a full calendar year. Performance information will be available in the prospectus after those share classes have been in operation for a full calendar year. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

rjinvestmentmanagement.com | 11

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | 5.1.2025

During period (Class I shares):

	Return	Quarter Ended

Best Quarter	27.67%	June 30, 2020

Worst Quarter	(22.31)%	December 31, 2018

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)
For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Fund.

Share Class	1-yr	5-yr	Since Inception (June 16, 2017)

Class I – Before Taxes	36.02%	13.82%	12.84%

After Taxes on Distributions	33.62%	11.52%	11.30%

After Taxes on Distributions and Sale of Fund Shares	22.29%	10.45%	7.58%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	Since Inception (June 16, 2017)

Russell 3000® Index (1)	23.81%	13.86%	13.71%

Russell 2000® Growth Index	15.15%	6.86%	8.31%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.
Portfolio Managers | Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are the Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Sustersic and Ms. Tran have managed the fund since July 2022. Mr. Sustersic served as the Portfolio Manager of the Predecessor Fund from its inception in 2017 through June 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual

12 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | 5.1.2025

investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R‑6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R‑6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

rjinvestmentmanagement.com | 13

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP VALUE FUND | 5.1.2025

Investment objective | The Carillon Chartwell Small Cap Value Fund (“Small Cap Value Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.80%	0.80%	0.80%	0.80%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.37%	0.37%	0.44%	0.26%

Total Annual Fund Operating Expenses	1.42%	2.17%	1.24%	1.06%

Fee Waiver and/or Expense Reimbursement (b)	(0.07%)	(0.07%)	(0.19%)	(0.11%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.05%	0.95%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class A – 1.35%, Class C – 2.10%, Class I – 1.05% and Class R‑6 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$606	$896	$1,208	$2,090
Class C	$313	$672	$1,158	$2,498
Class I	$107	$375	$663	$1,483
Class R‑6	$97	$326	$574	$1,284

14 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP VALUE FUND | 5.1.2025

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s subadviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12‑month period (which was approximately $8.22 million and $24.8 billion as of December 31, 2024). The Russell 2000 Value Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Value Index, at the time of initial purchase, but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside of the U.S. (“foreign issuers”) and real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Financials sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to this sector may be lower at a future date and the fund’s exposure to other market sectors may be higher. The subadviser also may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund generally invests in companies that its sub-adviser believes to be undervalued. The subadviser’s investment approach relies heavily on valuation history to identify opportunities and prioritizes companies with durable businesses, strong balance sheets, and improving fundamental prospects. Under normal market conditions, the subadviser generally expects that an investment in any single issuer will comprise 5% or less of the total value of the assets in the portfolio. The subadviser also expects that the fund’s exposure to any one sector will range from 50% to 150% of the weight of that sector in the Russell 2000 Value Index. However, for smaller sectors, the fund’s exposure generally will be no more than 5 percentage points above or below the weight of that sector in the Russell 2000 Value Index.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

rjinvestmentmanagement.com | 15

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP VALUE FUND | 5.1.2025

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

16 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP VALUE FUND | 5.1.2025

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Financials sector risk is that risk that financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

rjinvestmentmanagement.com | 17

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP VALUE FUND | 5.1.2025

Performance | The fund is the successor to the Chartwell Small Cap Value Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.
Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “IMST Predecessor Fund,” and together with the Chartwell Predecessor Fund, the “Predecessor Funds”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period prior to July 17, 2017. The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with the returns of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.
Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes have not been in operation for a full calendar year. Performance information will be available in the prospectus after those share classes have been in operation for a full calendar year. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	25.75%	December 31, 2020

Worst Quarter	(35.01)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)
For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds.

Share Class	1-yr	5-yr	10-yr

Class I – Before Taxes	11.25%	5.79%	6.28%

After Taxes on Distributions	3.36%	3.49%	4.69%

After Taxes on Distributions and Sale of Fund Shares	12.14%	4.42%	4.89%

18 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP VALUE FUND | 5.1.2025

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr

Russell 3000® Index (1)	23.81%	13.86%	12.55%

Russell 2000® Value Index	8.05%	7.29%	7.14%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.
Portfolio Managers | T. Ryan Harkins, CFA® , who has served as Portfolio Manager of the fund since its inception on July 1, 2022, and Reid T. Halloran, who has served as Portfolio Manager of the fund since January 1, 2024, are jointly and primarily responsible for the day‑to‑day management of the fund. Mr. Harkins served as a member of the Predecessor Fund’s portfolio management team from March 1, 2020 through June 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

rjinvestmentmanagement.com | 19

Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND | 5.1.2025

Investment objective | The Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Capital Appreciation Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees (b)	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.25%	0.25%	0.25%	0.17%

Total Annual Fund Operating Expenses	1.00%	1.75%	0.75%	0.67%

Fee Waiver and/or Expense Reimbursement (c)	0.00%	0.00%	0.00%	(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	0.75%	0.65%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management Fees have been restated to reflect the current contractual fee rate effective May 1, 2025.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class R-6 - 0.65%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND | 5.1.2025

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class R-6 through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$572	$778	$1,001	$1,641
Class C	$278	$551	$949	$2,062
Class I	$77	$240	$417	$930
Class R‑6	$66	$212	$371	$833
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company’s long-term growth fundamentals. The strategy of the fund’s portfolio management team is based upon systematic analysis of fundamental and technical factors, significantly aided by a quantitative process. The fund typically invests in the stocks of large- and mid‑capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time. The fund may sell securities when they no longer meet the portfolio management team’s investment criteria.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•
Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad,

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND | 5.1.2025

such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND | 5.1.2025

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•
Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•
Micro-capitalization company risk arises because micro-cap companies may have less predictable earnings and revenues; experience significant losses; lack an operating history, product lines, or financial resources; have volatile share prices and less liquid markets; and trade less frequently than larger, more established companies;

•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

•
Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the subadviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND | 5.1.2025

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	27.28%	June 30, 2020

Worst Quarter	(19.92)%	June 30, 2022

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	3/21/06	35.76%	18.05%	15.40%

After Taxes on Distributions		32.14%	14.82%	12.82%

After Taxes on Distributions and Sale of Fund Shares		23.80%	13.85%	12.06%

Class A – Before Taxes	12/12/85	28.92%	16.55%	14.49%

Class C – Before Taxes	4/3/95	34.39%	16.82%	14.18%

Class R‑6 – Before Taxes	7/31/15	35.90%	18.24%		15.53%

Index (reflects no deduction for fees, expenses or taxes)

		1‑yr	5‑yr	10‑yr	Lifetime (From the inception date of Class R‑6 Shares)

S&P 500® Index (1)		25.02%	14.53%	13.10%	13.57%

Russell 1000® Growth Index		33.36%	18.96%	16.78%	17.00%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND | 5.1.2025

After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | ClariVest Asset Management LLC (“ClariVest”) serves as the subadviser to the fund.
Portfolio Managers | Ed Wagner, CFA®, Amanda Freeman, CFA®, C. Frank Feng, Ph.D., and Todd N. Wolter, CFA®, are Portfolio Co-Managers of the fund. Mr. Wagner, Ms. Freeman, Dr. Feng, and Mr. Wolter are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Wagner and Feng have been Portfolio Co-Managers of the fund since 2013. Ms. Freeman has served as the fund’s Portfolio Co-Manager since April 2024. Mr. Wolter has served as the fund’s Portfolio Co-Manager since February 2019.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 5.1.2025

Investment objective | The Carillon ClariVest International Stock Fund (“International Stock Fund” or the “fund”) seeks capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the International Stock Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.30%	0.26%	0.29%	0.20%

Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses (b)	1.28%	1.99%	1.02%	0.93%

Fee Waiver and/or Expense Reimbursement (c)	0.00%	0.00%	(0.04)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.28%	1.99%	0.98%	0.88%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund’s Financial Highlights table, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of a class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 5.1.2025

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for the Class I and Class R-6 shares through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$599	$862	$1,144	$1,947
Class C	$302	$624	$1,073	$2,317
Class I	$100	$321	$559	$1,244
Class R‑6	$90	$291	$510	$1,138
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal investment strategies | The International Stock Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; or (4) a governmental or quasi-governmental entity of a country outside of the U.S. The fund also may invest in issuers located in emerging market countries. The fund’s benchmark is the MSCI ACWI ex-US ® Index which is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of large- and mid-cap securities in developed and emerging market countries excluding the United States. The fund may invest in issuers of all market capitalizations.
In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom‑up,” fundamentally based, investment process. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long‑run expected active risk goals.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

rjinvestmentmanagement.com | 27

Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 5.1.2025

Preferred stocks, including convertible preferred stocks. Preferred stocks, including convertible preferred stocks, are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks and convertible preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;
Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;
Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 5.1.2025

started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Emerging markets are generally smaller, less developed, less liquid, less efficient, and more volatile than the securities markets of the U.S. and other foreign developed markets, and the issuers in such markets may have smaller market capitalizations. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; the imposition of sanctions or exchange controls, including currency transfer restrictions; a limited number of potential buyers for such securities; less reliable clearance and settlement, registration and custodial procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. When investing in emerging markets, the risks of investing in foreign securities are heightened;

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Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

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Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 5.1.2025

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Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

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Micro-capitalization company risk arises because micro-cap companies may have less predictable earnings and revenues; experience significant losses; lack an operating history, product lines, or financial resources; have volatile share prices and less liquid markets; and trade less frequently than larger, more established companies;

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Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

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Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the subadviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risk;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

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Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 5.1.2025

classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During performance period (Class I shares):

	Return	Quarter Ended

Best Quarter	18.00%	December 31, 2022

Worst Quarter	(23.50)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10-yr

Class I – Before Taxes	2/28/13	14.89%	8.07%	6.59%

After Taxes on Distributions		13.88%	7.61%	6.15%

After Taxes on Distributions and Sale of Fund Shares		9.53%	6.38%	5.27%

Class A – Before Taxes	2/28/13	9.10%	6.70%	5.71%

Class C – Before Taxes	2/28/13	13.71%	6.95%	5.43%

Class R‑6 – Before Taxes	2/28/13	15.00%	8.11%	6.67%

Index (reflects no deduction for fees, expenses or taxes)

		1‑yr	5‑yr	10-yr

MSCI ACWI ex-US Index		5.53%	4.10%	4.80%
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND | 5.1.2025

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | ClariVest Asset Management LLC (“ClariVest”) serves as the subadviser to the fund.
Portfolio Managers | David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception, Mr. Turner since 2015, and Ms. Zengeni since April 2021. Ms. Zengeni served as Assistant Portfolio Manager of the fund from April 2020 to March 2021.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND | 5.1.2025

Investment objective | The Carillon Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Growth & Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.47%	0.47%	0.47%	0.47%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.25%	0.24%	0.24%	0.16%

Total Annual Fund Operating Expenses	0.97%	1.71%	0.71%	0.63%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$569	$769	$986	$1,608
Class C	$274	$539	$928	$2,019
Class I	$73	$227	$395	$883
Class R‑6	$64	$202	$351	$786
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500 Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund generally sells securities when their price appreciations reach or exceed sustainable levels, a

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Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND | 5.1.2025

company’s fundamentals deteriorate, or a more attractive investment opportunity develops. Equity securities purchased by the fund typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts (“REITs”). In addition, the fund generally invests in mid‑and large-capitalization companies that are diversified across different industries and sectors. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the information technology and health care sectors at any given time. From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.
The fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities may include equity securities of companies economically tied to countries outside of the U.S.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;
Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
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Focused holdings risk is the risk of the fund holding a core portfolio of securities of fewer companies than other funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

•
Interest rate risk is the risk that the value of investments, such as income-oriented equity securities that pay dividends, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary

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Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND | 5.1.2025

policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund. It is difficult to accurately predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a reduction in companies’ profitability and their ability to pay dividends heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;
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Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine,

rjinvestmentmanagement.com | 35

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND | 5.1.2025

and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non-U.S. regulatory authorities;
Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

•	Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value

36 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND | 5.1.2025

investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non‑value approach to investing or have a broader investment style.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	13.11%	June 30, 2020

Worst Quarter	(21.15)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr

Class I – Before Taxes	3/18/09	15.90%	9.30%	9.47%

After Taxes on Distributions		11.76%	6.71%	7.45%

After Taxes on Distributions and Sale of Fund Shares		12.34%	7.05%	7.34%

Class A – Before Taxes	12/15/86	10.12%	7.97%	8.65%

Class C – Before Taxes	4/3/95	14.77%	8.22%	8.37%

Class R‑6 – Before Taxes	8/15/11	15.93%	9.39%	9.50%

Index (reflects no deduction for fees, expenses or taxes)

		1‑yr	5‑yr	10‑yr

S&P 500® Index		25.02%	14.53%	13.10%
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors

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Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND | 5.1.2025

who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser’s | Eagle Asset Management, Inc. serves as the subadviser to the fund.
Portfolio Managers | Brad Erwin, CFA®, Jeffrey D. Bilsky and Michael Rich, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Erwin has served as a Managing Director at Eagle since 2025, and has served as the fund’s Portfolio Manager since July 2019. Mr. Bilsky has served as the fund’s Portfolio Manager since August 2023. Mr. Bilsky is a Portfolio Co-Manager at Chartwell Investment Partners, LLC. He is also an employee of Eagle Asset Management, Inc. (“Eagle”) and serves as a Portfolio Manager of the fund in his capacity as an employee of Eagle. Mr. Rich has served as the fund’s portfolio manager since May 2025. He previously served as the fund’s Senior Research Analyst from 2023 through April 2025.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND | 5.1.2025

Investment objective | The Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.51%	0.51%	0.51%	0.51%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.29%	0.23%	0.24%	0.15%

Total Annual Fund Operating Expenses	1.05%	1.74%	0.75%	0.66%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$577	$793	$1,027	$1,697
Class C	$277	$548	$944	$2,052
Class I	$77	$240	$417	$930
Class R‑6	$67	$211	$368	$822
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Mid Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid‑capitalization companies. The fund’s portfolio managers consider mid‑capitalization companies to be those companies that, at the time of initial purchase, have capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Growth Index during the most recent 12‑month period (approximately $168.4 billion during the 12‑month period ended December 31, 2024). The fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

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Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND | 5.1.2025

The fund will invest primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price‑to‑earnings ratios. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the information technology, health care and industrials sectors at any given time. The fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets. At times, the fund may hold securities of small-capitalization companies.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

•
Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;
Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;
Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may

40 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND | 5.1.2025

lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

rjinvestmentmanagement.com | 41

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND | 5.1.2025

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non-U.S. regulatory authorities;
Industrials sector risk is the risk that companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims and exchange rates. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries;
Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The

42 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND | 5.1.2025

fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	32.86%	June 30, 2020

Worst Quarter	(20.41)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr

Class I – Before Taxes	6/21/06	13.10%	9.61%	11.11%

After Taxes on Distributions		10.02%	7.78%	9.89%

After Taxes on Distributions and Sale of Fund Shares		9.98%	7.52%	9.07%

Class A – Before Taxes	8/20/98	7.40%	8.20%	10.22%

Class C – Before Taxes	8/20/98	11.99%	8.52%	9.99%

Class R‑6 – Before Taxes	8/15/11	13.21%	9.70%	11.21%

Index (reflects no deduction for fees, expenses or taxes)

		1‑yr	5‑yr	10‑yr

Russell 3000® Index (1)		23.81%	13.86%	12.55%

Russell Midcap® Growth Index		22.10%	11.47%	11.54%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.

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Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND | 5.1.2025

Portfolio Managers | Eric Mintz, CFA®, Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Mintz has managed the fund since 2011, Dr. Sassouni has managed the fund since 2020 after serving as Assistant Portfolio Manager of the fund since 2006, and Mr. Cavanaugh has managed the fund since June 2022 after serving as a Senior Research Analyst of the fund from 2017 to June 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND | 5.1.2025

Investment objective | The Carillon Eagle Small Cap Growth Fund (“Eagle Small Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Eagle Small Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.32%	0.27%	0.28%	0.18%

Total Annual Fund Operating Expenses	1.17%	1.87%	0.88%	0.78%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$589	$829	$1,088	$1,828
Class C	$290	$588	$1,011	$2,190
Class I	$90	$281	$488	$1,084
Class R‑6	$80	$249	$433	$966
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Eagle Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12‑month period (approximately $58.4 billion during the 12‑month period ended December 31, 2024). The fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

rjinvestmentmanagement.com | 45

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND | 5.1.2025

When making their investment decisions, the portfolio managers generally focus on investing in the dividend paying equity securities, generally common stock, of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price‑to‑earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the health care, information technology and industrials sectors at any given time. The fund may also purchase, or obtain exposure to, securities in initial public offerings (“IPOs”). The fund will sell securities when they no longer meet the portfolio managers’ investment criteria. The fund also may hold securities of mid‑capitalization companies.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

•
Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
•
Initial public offerings risk arises because the market value of shares sold in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer;

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

46 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND | 5.1.2025

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

rjinvestmentmanagement.com | 47

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND | 5.1.2025

•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non-U.S. regulatory authorities;
Industrials sector risk is the risk that companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims and exchange rates. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries;
Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices; and
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

48 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND | 5.1.2025

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	28.50%	June 30, 2020

Worst Quarter	(23.85)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr

Class I – Before Taxes	6/27/06	13.37%	5.81%	7.32%

After Taxes on Distributions		8.41%	1.09%	3.83%

After Taxes on Distributions and Sale of Fund Shares		11.47%	4.31%	5.47%

Class A – Before Taxes	5/7/93	7.65%	4.47%	6.47%

Class C – Before Taxes	4/3/95	12.24%	4.73%	6.23%

Class R‑6 – Before Taxes	8/15/11	13.49%	5.92%	7.44%

Index (reflects no deduction for fees, expenses or taxes)

	1‑yr	5‑yr	10‑yr

Russell 3000® Index (1)	23.81%	13.86%	12.55%

Russell 2000® Growth Index	15.15%	6.86%	8.09%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.

rjinvestmentmanagement.com | 49

Carillon Mutual Funds
SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND | 5.1.2025

Portfolio Managers | Eric Mintz, CFA®, Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Mintz has managed the fund since 2011, Dr. Sassouni has managed the fund since 2020 after serving as Assistant Portfolio Manager of the fund since 2015, and Mr. Cavanaugh has managed the fund since June 2022 after serving as a Senior Research Analyst of the fund from 2017 to June 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
SUMMARY OF CARILLON SCOUT MID CAP FUND | 5.1.2025

Investment objective | The Carillon Scout Mid Cap Fund (“Mid Cap Fund” or the “fund”) seeks long-term growth of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.73%	0.73%	0.73%	0.73%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.28%	0.27%	0.26%	0.15%

Total Annual Fund Operating Expenses	1.26%	2.00%	0.99%	0.88%

Fee Waiver and/or Expense Reimbursement (b)	(0.01)%	0.00%	(0.04)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	0.95%	0.85%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of a class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class A – 1.25%, Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same except that the example reflects the fee waiver/expense reimbursement arrangement for the Class A, Class I and Class R-6 shares through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$596	$855	$1,133	$1,924
Class C	$303	$627	$1,078	$2,327
Class I	$97	$311	$543	$1,209
Class R‑6	$87	$278	$485	$1,082
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

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Carillon Mutual Funds
SUMMARY OF CARILLON SCOUT MID CAP FUND | 5.1.2025

Principal investment strategies | The fund pursues its objective by investing primarily in common stocks of mid-capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in mid cap equity securities. The fund’s portfolio managers consider mid‑capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Index during the most recent 12‑month period (approximately $168.4 billion during the 12‑month period ended December 31, 2024). The fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. The fund normally maintains a portfolio of investments diversified across companies and economic sectors.
The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”). The portfolio management team seeks to invest in the securities of growth and value companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated valuation of a company considering its growth potential, general economic and industry conditions, and additional information as appropriate. The fund may engage in frequent and active trading.
The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) (collectively, “depositary receipts”). At times, the fund may hold securities of small capitalization companies.
The fund intends to hold some cash, short-term debt obligations, government securities, money market funds or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;
Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;
Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

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Carillon Mutual Funds
SUMMARY OF CARILLON SCOUT MID CAP FUND | 5.1.2025

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Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/ or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

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Carillon Mutual Funds
SUMMARY OF CARILLON SCOUT MID CAP FUND | 5.1.2025

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Emerging markets are generally smaller, less developed, less liquid, less efficient, and more volatile than the securities markets of the U.S. and other foreign developed markets, and the issuers in such markets may have smaller market capitalizations. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; the imposition of sanctions or exchange controls, including currency transfer restrictions; a limited number of potential buyers for such securities; less reliable clearance and settlement, registration and custodial procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. When investing in emerging markets, the risks of investing in foreign securities are heightened;

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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs and GDRs;

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Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

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Investing in other investment companies, including money market funds, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;

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Market timing risk arises because certain types of securities in which the fund invests, including small‑cap and foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

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Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs. High portfolio turnover may increase the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Carillon Mutual Funds
SUMMARY OF CARILLON SCOUT MID CAP FUND | 5.1.2025

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Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

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U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities that may be held by the fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), the Government National Mortgage Association (“Ginnie Mae”) and the Tennessee Valley Authority (“TVA”) are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of the fund’s investments;

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U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline; and

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Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non‑value approach to investing or have a broader investment style.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	28.15%	June 30, 2020

Worst Quarter	(25.25)%	March 31, 2020

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Carillon Mutual Funds
SUMMARY OF CARILLON SCOUT MID CAP FUND | 5.1.2025

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	10/31/06	23.07%	11.11%	10.63%

After Taxes on Distributions		18.44%	9.30%	9.00%

After Taxes on Distributions and Sale of Fund Shares		15.87%	8.53%	8.31%

Class A – Before Taxes	11/20/17	16.84%	9.75%		8.27%

Class C – Before Taxes	11/20/17	21.80%	9.98%		8.19%

Class R‑6 – Before Taxes	11/20/17	23.19%	11.22%		9.38%
Index (reflects no deduction for fees, expenses or taxes)

		1‑yr	5‑yr	10‑yr	Lifetime (From Inception Date of Class A, Class C and Class R‑6 Shares)

Russell 3000® Index (1)		23.81%	13.86%	12.55%	13.50%

Russell Midcap® Index		15.34%	9.92%	9.63%	9.98%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Scout Investments, Inc. serves as the subadviser to the fund.
Portfolio Managers | Derek M. Smashey, CFA®, John A. Indellicate II, CFA®, and Jason J. Votruba, CFA® have served as Portfolio Co-Managers of the fund since its inception in 2017. Eric Chenoweth, CFA® has served as Portfolio Co-Manager of the fund since May 2025. Messrs. Smashey, Indellicate, Votruba and Chenoweth are jointly and primarily responsible for the day-to-day management of the fund. Mr. Smashey served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the fund’s predecessor from 2011 and 2013, respectively, to 2017.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the

56 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON SCOUT MID CAP FUND | 5.1.2025

minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND) | 5.1.2025

Investment objective | The Carillon Chartwell Small Cap Fund formerly the Carillon Scout Small Cap Fund (“Small Cap Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.29%	0.28%	0.30%	0.25% (b)

Total Annual Fund Operation Expenses	1.14%	1.88%	0.90%	0.85%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other Expenses for the Class R-6 shares include 0.05% of expenses that the fund paid to Carillon that were previously waived and/or reimbursed under the contractual fee waiver/expense reimbursement agreement for the fund. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fee is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$586	$820	$1,073	$1,795
Class C	$291	$591	$1,016	$2,201
Class I	$92	$287	$498	$1,108
Class R‑6	$87	$271	$471	$1,049
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s subadviser considers small capitalization companies to be those

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND) | 5.1.2025

that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12‑month period (which was approximately $7.98 million and $59.1 billion as of December 31, 2024). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher. The sub-adviser also may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the sector weight of the Russell 2000® Growth Index, or (ii) 25% of the total value of the assets in the portfolio.
The fund intends to hold some cash, short-term debt obligations, government securities, money market funds or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND) | 5.1.2025

Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND) | 5.1.2025

•
Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including money market funds and ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non-U.S. regulatory authorities;
Industrials sector risk is the risk that companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims and exchange rates. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries;
Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND) | 5.1.2025

•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

•
U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities that may be held by the fund that are issued by government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), the Government National Mortgage Association (“Ginnie Mae”) and the Tennessee Valley Authority (“TVA”) are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of the fund’s investments; and

•
U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. Effective January 18, 2025, a new subadviser began managing the fund, and the fund implemented a different investment objective and principal investment strategies. The performance shown below reflects the fund’s performance under the management of its prior subadviser and pursuant to its prior investment objective and principal investment strategies.
The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	34.38%	December 31, 2020

Worst Quarter	(26.50)%	March 31, 2020

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND) | 5.1.2025

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	7/2/01	20.61%	8.54%	9.94%

After Taxes on Distributions		17.79%	6.55%	7.92%

After Taxes on Distributions and Sale of Fund Shares		14.22%	6.52%	7.68%

Class A – Before Taxes	11/20/17	14.61%	7.23%		7.50%

Class C – Before Taxes	11/20/17	19.46%	7.46%		7.43%

Class R‑6 – Before Taxes	11/20/17	20.70%	8.64%		8.61%

Index (reflects no deduction for fees, expenses or taxes)

		1‑yr	5‑yr	10‑yr	Lifetime (From Inception Date of Class A, Class C and Class R‑6 Shares)

Russell 3000® Index (1)		23.81%	13.86%	12.55%	13.50%

Russell 2000® Growth Index		15.15%	6.86%	8.09%	7.45%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.
Portfolio Managers | Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are the Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Sustersic and Ms. Tran have managed the fund since January 2025.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND) | 5.1.2025

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

64 | rjinvestmentmanagement.com

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL REAL INCOME FUND | 5.1.2025

Investment objective | The Carillon Chartwell Real Income Fund’s (“Real Income Fund” or the “fund”) investment objectives are to provide investors with current income and preserve inflation adjusted capital by seeking returns that exceed the rate of inflation over a complete market cycle.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Real Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees (b)	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.27%	0.28%	0.35%	0.27%

Total Annual Fund Operating Expenses	0.82%	1.58%	0.65%	0.57%

Fee Waiver and/or Expense Reimbursement (c)	0.00%	0.00%	(0.10%)	(0.12%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.82%	1.58%	0.55%	0.45%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management Fees have been restated to reflect the current contractual fee rate effective May 1, 2025.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class I – 0.55% and Class R-6 – 0.45%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class I and Class R-6 through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$456	$627	$813	$1,350
Class C	$261	$499	$860	$1,878
Class I	$56	$198	$352	$801
Class R‑6	$46	$171	$306	$702

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Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal investment strategies | The fund seeks to achieve its investment objectives by investing in income producing securities. Under normal circumstances, the fund intends to invest at least 60% of its net assets in Treasury Inflation Protected Securities (“TIPS”). TIPS are publicly issued, dollar denominated U.S. Government securities issued by U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. In selecting TIPS and other inflation-indexed debt securities, including those issued by the U.S. and non‑U.S. governments, their agencies or instrumentalities, the subadviser implements a relative value strategy based on the subadviser’s outlook for inflation and inflation-adjusted interest rates (real interest rates). The fund may invest in TIPS and other inflation-indexed debt securities and fixed income securities of any maturity. However, the fund’s average effective duration is expected to range from three to seven years. Duration is a measure of a debt security’s sensitivity to changes in interest rates. For example, the price of a security with a seven-year duration would be expected to decline by approximately 7% in response to a 1% increase in interest rates.
In addition to inflation-indexed debt securities, the fund may invest in other types of U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, corporate bonds, preferred stocks, mortgage-backed securities, asset-backed securities, master limited partnerships (“MLPs”), below investment grade securities, common stocks of mid‑ and large-capitalization companies and natural resources and precious metals companies, including dividend-paying securities, and securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The fund’s investments may include ETFs that invest in natural resources and precious metals companies and gold and silver directly, which the subadviser believes over the long term tend to be less correlated to the equity and fixed income markets and may help to reduce the fund’s overall volatility. Certain of the fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The subadviser also may purchase bonds and preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933 (the “1933 Act”). Additionally, the subadviser may purchase securities that are not registered under the 1933 Act including Section 4(a)(2) securities and Rule 144A securities, which are subject to restrictions on resale, and securities issued in non‑U.S. markets subject to similar regulations. The subadviser may invest in fixed income securities with call features.
The subadviser selects corporate bonds and securitized products primarily on the basis of relative value and current yield and secondarily on the basis of anticipated long term return. The subadviser seeks to invest in the debt securities of companies that it believes will experience stable or improving credit profiles, and selects debt securities for the fund’s portfolio by analyzing a security’s historical and relative yield spreads, as well as its credit quality, structure, maturity and liquidity. When selecting corporate bonds and securitized products, such as mortgage-backed securities and asset-backed securities, the subadviser also will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”) or Morningstar DRBS (“Morningstar”). The subadviser may invest in fixed income securities of any credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB‑ or higher categories by S&P Fitch or Morningstar or, if unrated by S&P, Moody’s, Fitch or Morningstar, determined by the subadviser to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P, Fitch or Morningstar (or, if unrated, determined by the subadviser to be of comparable credit quality).
The subadviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The fund may invest up to 15% of its net assets in common stocks and in preferred stocks. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the subadviser believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the subadviser believes offer the potential for capital appreciation due to the business prospects of the issuers.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Inflation-indexed debt securities risk is the risk that inflation-indexed debt securities, including TIPS, will be adversely affected by changes in real interest rates, which are market interest rates that are adjusted for inflation. Unlike a conventional debt security, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed debt security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. The prices of inflation-indexed debt securities tend to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed debt securities may vary widely and will fluctuate as the principal and interest are adjusted for inflation. If an inflation index rate declines, the principal value and

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interest payable on an inflation-indexed security also will decline, adversely affecting the fund’s investment. Because the interest and/or principal payments on an inflation-indexed debt security are adjusted periodically for changes in inflation, the income distributed by a fund may be irregular. For inflation-indexed debt securities for which repayment of the original principal upon maturity, as adjusted for inflation, is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. There can be no assurance that an inflation index will accurately measure the real rate of inflation in the prices of goods and services. The fund’s investments in inflation-indexed investments may lose value in the event that the actual rate of inflation is different from the rate of the inflation index. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on it than on a conventional bond. In periods of deflation, the fund may have no income at all from such investments;
•
Interest rate risk is the risk that the value of investments, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. It is difficult to accurately predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;
Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•
Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;

•
Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
•
Cybersecurity and technology risk. The fund, its service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-

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U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;
•
High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market volatility. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

•
Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

•
Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large-cap company risk arises because large‑cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•
Large shareholder risk is the risk that certain large shareholders may from time to time own a substantial amount of the fund’s shares. There is no requirement that these shareholders maintain their investment in the fund. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy;

•
Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a

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different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•
Master limited partnership risk involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by a fund on a subsequent sale of the securities. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. The fund’s investments in MLPs may

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be limited in order for the fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”);
•
Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

•
Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. Although the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. When interest rates rise, the effective duration of a fund’s mortgage-backed and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages. This delay in the repayment of principal could increase the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply;

•
Natural resources and precious metals risk is the risk that the fund’s investments in companies in natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals are more vulnerable to price movements of natural resources and market, economic and other factors that particularly affect those types of businesses. These investments may be adversely affected by numerous factors, including changes in supply of, or demand for, various natural resources, changes in energy prices, international political and economic developments, economic conditions in large importation countries, import controls, civil conflict, natural or man‑made disasters, actions to address climate change or other environmental factors, energy conservation, the success of exploration projects, fluctuation and changes in commodity or other raw material prices, production spending, increased competition, technological developments, and tax and other government regulation and intervention. These factors could adversely affect the performance of companies in the natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals, and the fund’s performance could be affected by these factors;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests, such as natural resources and precious metals companies and direct investments in gold and silver. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the fund for investment would be reduced. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt the fund’s performance;

•
Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

•
Restricted securities risk is the risk that securities not registered in the U.S. under the 1933 Act, or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They also may be more difficult to purchase or sell at an advantageous time or price. The fund may not be able to sell a restricted security when the subadviser considers it desirable to do so and/or may have to sell the security at a lower price than the fund believes is its fair market value. In addition, transaction costs may be higher and the fund may receive only limited information regarding the issuer of a restricted security. The fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration;

•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL REAL INCOME FUND | 5.1.2025

•
U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities that may be held by the fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), the Government National Mortgage Association (“Ginnie Mae”) and the Tennessee Valley Authority (“TVA”) are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of the fund’s investments;

•
U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline;

•
Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non‑value approach to investing or have a broader investment style.

Performance | Beginning April 26, 2024, the fund’s investment objectives were changed to provide investors with current income and preserve inflation adjusted capital by seeking returns that exceed the rate of inflation over a complete market cycle. To implement its investment objectives, the fund intends to invest under normal circumstances at least 60% of its net assets in TIPS. In selecting TIPS and other inflation-indexed debt securities, including those issued by the U.S. and non-U.S. government, their agencies and instrumentalities, the subadviser implements a relative value strategy based on the subadviser’s outlook for inflation and inflation-adjusted interest rates. Performance through April 25, 2024 reflects the fund’s performance pursuant to its previous investment objectives and principal investment strategies.
The fund is the successor to the Chartwell Income Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.
Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund and the Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with the returns of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.
Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes have not been in operation for a full calendar year. Performance information will be available in the prospectus after those share classes have been in operation for a full calendar year. . The

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL REAL INCOME FUND | 5.1.2025

fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	9.73%	June 30, 2020

Worst Quarter	(13.80)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)
For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds, as applicable.

Share Class	1-yr	5-yr	10-yr

Class I – Before Taxes	7.20%	3.09%	3.30%

After Taxes on Distributions	5.52%	1.79%	2.03%

After Taxes on Distributions and Sale of Fund Shares	4.27%	1.85%	2.09%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5‑yr	10-yr

Bloomberg U.S. Aggregate Bond Index (1)	1.25%	(0.33)%	1.35%

Bloomberg U.S. TIPS Index	1.84%	1.87%	2.24%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL REAL INCOME FUND | 5.1.2025

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.
Portfolio Managers | T. Ryan Harkins, CFA®, Andrew S. Toburen, CFA®, Thomas R. Coughlin, CFA®, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA® and Christine F. Williams, who have served as Portfolio Managers of the fund since its inception on July 1, 2022, and Reid T. Halloran, who has served as Portfolio Manager of the fund since January 1, 2024, are jointly and primarily responsible for the day‑to‑day management of the fund. Each of the portfolio managers other than Mr. Hopkins, Ms. Williams and Mr. Halloran served as a member of the Predecessor Fund’s portfolio management team from March 1, 2019 to June 2022. Mr. Hopkins and Ms. Williams each served as a member of the Predecessor Fund’s portfolio management team from March 1, 2021 through June 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | 5.1.2025

Investment objective | The Carillon Chartwell Short Duration High Yield Fund (“Short Duration High Yield Fund” or the “fund”) seeks income and long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Short Duration High Yield Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.19%	0.19%	0.28%	0.20%

Total Annual Fund Operating Expenses	0.74%	1.49%	0.58%	0.50%

Fee Waiver and/or Expense Reimbursement (b)	0.00%	0.00%	(0.09%)	(0.11%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.74%	1.49%	0.49%	0.39%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class I – 0.49% and Class R-6 – 0.39%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class I and Class R-6 through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$448	$603	$771	$1,259
Class C	$252	$471	$813	$1,779
Class I	$50	$177	$315	$717
Class R‑6	$40	$149	$269	$618

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | 5.1.2025

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa3 category by Moody’s Investors Service, Inc. (“Moody’s), or below BBB- by Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”), at the time of purchase or, if unrated, are determined to be of comparable credit quality by the fund’s subadviser. Under normal market conditions, the fund’s subadviser expects to primarily invest in debt securities rated BB, the higher quality tier of the overall high yield market, which the fund’s subadviser believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole. The subadviser considers a security to be rated BB if, at the time of purchase, it was assigned a rating of Ba1, Ba2, or Ba3 by Moody’s, or BB+, BB, or BB- by S&P or Fitch, or, if unrated, it was determined to be of comparable credit quality by the fund’s subadviser. The fund’s subadviser seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by the fund’s investments in high yield securities.
The types of debt securities in which the fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. While the fund may invest in securities of any maturity, the fund will normally target an average portfolio effective duration, as estimated by the fund’s subadviser, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.
The subadviser also may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the fund’s net assets have been invested in high yield securities.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | 5.1.2025

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | 5.1.2025

•
Interest rate risk is the risk that the value of investments, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. It is difficult to predict the pace at which interest rates might increase or decrease, or the timing, frequency or magnitude of such changes. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

•
Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
•
Cybersecurity and technology risk. The fund, its service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market volatility. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

•
Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

•
Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large shareholder risk is the risk that certain large shareholders may from time to time own a substantial amount of the fund’s shares. There is no requirement that these shareholders maintain their investment in the fund. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy;

•
Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

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SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | 5.1.2025

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

•
Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The fund is the successor to the Chartwell Short Duration High Yield Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.
Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Chartwell Short Duration High Yield Fund (the “IMST Predecessor Fund,” and together with the Predecessor Fund, the “Predecessor Funds”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period prior to July 17, 2017.
The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as additional market indices with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.
Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes have not been in operation for a full calendar year. Performance information will be available in the prospectus after those share classes have been in operation for a full calendar year. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

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Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | 5.1.2025

During period (Class I shares):

	Return	Quarter Ended

Best Quarter	6.05%	June 30, 2020

Worst Quarter	(6.43)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)
For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds.

Share Class	1-yr	5-yr	10-yr

Class I – Before Taxes	5.78%	3.37%	3.25%

After Taxes on Distributions	3.61%	1.78%	1.79%

After Taxes on Distributions and Sale of Fund Shares	3.39%	1.89%	1.87%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	5-yr

Bloomberg U.S. Aggregate Bond Index (1)	1.25%	(0.33%)	1.35%

ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	6.69%	4.15%	4.38%

Bloomberg Intermediate U.S. Government/Credit Index	3.00%	0.86%	1.71%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.
Portfolio Managers | Andrew S. Toburen, CFA®, John M. Hopkins, CFA®, and Christine F. Williams have served as Portfolio Managers of the fund since its inception on July 1, 2022, and are jointly and primarily responsible for the day‑to‑ day management of the fund. Mr. Toburen, Mr. Hopkins and Ms. Williams served as the portfolio managers for the Predecessor Funds from their inception on July 15, 2014 through June 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts,

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SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | 5.1.2025

$100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

Investment objective | The Carillon Reams Core Bond Fund (“Core Bond Fund” or the “fund”) seeks a high level of total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees (b)	0.35%	0.35%	0.35%	0.35%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.32%	0.26%	0.27%	0.18%

Total Annual Fund Operating Expenses	0.92%	1.61%	0.62%	0.53%

Fee Waiver and/or Expense Reimbursement (c)	(0.17)%	(0.11)%	(0.17)%	(0.18)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.50%	0.45%	0.35%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management Fees have been restated to reflect the current contractual fee rate effective March 1, 2024.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class A – 0.75%, Class C – 1.50%, Class I – 0.45% and Class R-6 – 0.35%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.

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SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$449	$641	$849	$1,449
Class C	$253	$497	$866	$1,902
Class I	$46	$181	$329	$758
Class R‑6	$36	$152	$278	$648
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 522% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities. The bonds in which the fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities, collateralized loan obligations (“CLOs”) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The fund invests primarily in investment grade securities. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB‑ or higher by Standard & Poor’s Financial Services LLC (“S&P®”). If an investment held by the fund is downgraded below investment grade, the fund may either sell or continue to hold the security. In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. All securities will be U.S. dollar denominated although they may be securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time. CLOs are a type of securitized debt ordinarily issued by a trust or other special purpose entity, and are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade. The fund may invest in fixed income securities with call features.
The fund may invest in derivative instruments, such as futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), forwards and credit default swap agreements subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade fixed income market. Derivative instruments that provide exposure to bonds may be used to satisfy the fund’s 80% investment policy. For the purposes of the fund’s 80% investment policy, the fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.
The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top‑down interest rate management with bottom‑up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under-or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the Bloomberg U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the Bloomberg U.S. Aggregate Bond Index. The portfolio management team normally structures the fund so that the overall portfolio has a duration of less than eight years based on market conditions. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

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Carillon Mutual Funds
SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top‑down and bottom‑up basis. A bottom‑up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top‑down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.
Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the investment adviser is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign

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SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•
Interest rate risk is the risk that the value of investments, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. It is difficult to predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

•
Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

•
Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that

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SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;
•
Collateralized loan obligations (“CLOs”) risk is the risk that CLOs may expose the fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk. In addition to these risks, CLOs may also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate for the CLO to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the fund may invest in classes of CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the fund. CLOs may be difficult to value and may be highly leveraged, which could make them highly volatile;

•
Counterparty risk is the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the fund;

•
Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

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Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or forwards, may involve greater risks than if the fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non‑occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over‑the‑counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;
Futures and Forward Contracts. Futures and forward contracts may be subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Interest rate, bond and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, bond and Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;
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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Hedging risk is the risk that, if the fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the fund not used the hedging instruments;

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Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non‑hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

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SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

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Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. Although the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. When interest rates rise, the effective duration of a fund’s mortgage-backed and asset- backed securities may lengthen due to a drop in prepayments of the underlying mortgages. This delay in the repayment of principal could increase the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase fund exposure to interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund. Additionally, certain mortgage-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages;

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Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs. High portfolio turnover may increase the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income;

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Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the fund for investment would be reduced. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt the fund’s performance;

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Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Sovereign and quasi-sovereign debt risk is that risk that such debt securities are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected;

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U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities that may be held by the fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), the Government National Mortgage Association (“Ginnie Mae”) and the Tennessee Valley Authority (“TVA”) are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of the fund’s investments;

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Carillon Mutual Funds
SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

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U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline; and

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	6.88%	December 31, 2023

Worst Quarter	(5.66)%	March 31, 2022

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	2/23/01	1.45%	0.97%	2.06%

After Taxes on Distributions		(0.32)%	(0.23)%	0.86%

After Taxes on Distributions and Sale of Fund Shares		0.85%	0.25%	1.06%

Class A – Before Taxes	11/20/17	(2.63)%	(0.16)%		1.06%

Class C – Before Taxes	11/20/17	0.45%	(0.16)%		0.85%

Class R‑6 – Before Taxes	11/20/17	1.53%	1.03%		2.03%

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SUMMARY OF CARILLON REAMS CORE BOND FUND | 5.1.2025

Index (reflects no deduction for fees, expenses or taxes)

	1‑yr	5‑yr	10‑yr	Lifetime (From Inception Date of Class A, Class C and Class R‑6 Shares)

Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%	1.01%
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the subadviser to the fund.
Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co‑Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co‑Manager of the fund since April 2018. Tilak “Dimitri” Silva, CFA®, has served as Portfolio Co-Manager of the fund since March 2021. Neil Aggarwal has served as Portfolio Co-Manager of the fund since March 2023. Messrs. Egan, Thompson, Holland, Hoyer, Silva and Aggarwal are jointly and primarily responsible for the day‑to‑day management of the fund. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Mr. Thompson served as Portfolio Co‑Manager of the fund’s predecessor from its inception in 2001 to 2017. Mr. Holland served as Portfolio Co‑Manager of the fund’s predecessor from 2014 to 2017.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
SUMMARY OF CARILLON REAMS CORE PLUS BOND FUND | 5.1.2025

Investment objective | The Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund” or the “fund”) seeks a high level of total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Plus Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.29%	0.25%	0.25%	0.15%

Total Annual Fund Operating Expenses	0.94%	1.65%	0.65%	0.55%

Fee Waiver and/or Expense Reimbursement (b)	(0.14)%	(0.10)%	(0.15)%	(0.15)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.50%	0.40%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class A – 0.80%, Class C – 1.55%, Class I – 0.50% and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$650	$862	$1,474
Class C	$258	$511	$888	$1,946
Class I	$51	$193	$347	$796
Class R‑6	$41	$161	$292	$675

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SUMMARY OF CARILLON REAMS CORE PLUS BOND FUND | 5.1.2025

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 502% of the average value of its portfolio.
Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities. The bonds in which the fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities, collateralized loan obligations (“CLOs”) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non‑investment grade securities, also known as high yield securities or “junk” bonds. If an investment held by the fund that is downgraded below investment grade causes the fund to exceed this limit, the fund may either sell or may continue to hold the security. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB‑ or higher by Standard & Poor’s Financial Services LLC (“S&P®”). In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Foreign securities will generally be U.S. dollar denominated, but the fund may also invest in securities denominated in foreign currencies. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time. CLOs are a type of securitized debt, ordinarily issued by a trust or other special purpose entity, and are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade. The fund may invest in fixed income securities with call features.
The fund may invest in derivative instruments, such as options (including options on futures contracts), futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency and other forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. Derivative instruments that provide exposure to bonds may be used to satisfy the fund’s 80% investment policy. For the purposes of the fund’s 80% investment policy, the fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.
The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top‑down interest rate management with bottom‑up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under-or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the Bloomberg U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the Bloomberg U.S. Aggregate Bond Index. The portfolio management team normally structures the fund so that the overall portfolio has a duration of less than eight years based on market conditions. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.
The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top‑down and bottom‑up basis. A bottom‑up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top‑down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.
Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the investment adviser is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that,

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SUMMARY OF CARILLON REAMS CORE PLUS BOND FUND | 5.1.2025

according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

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Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
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Interest rate risk is the risk that the value of investments, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. It is difficult to predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

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Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

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Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;

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Collateralized loan obligations (“CLOs”) risk is the risk that CLOs may expose the fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk. In addition to these risks, CLOs may also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate for the CLO to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the fund may invest in classes of CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the fund. CLOs may be difficult to value and may be highly leveraged, which could make them highly volatile;

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Counterparty risk is the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the fund;

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Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options (including options on futures contracts), futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or currency and other forwards, including NDFs, may involve greater risks than if the fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non‑occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over-the counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;
Futures and Forward Contracts. Futures and forward contracts, including NDFs, may be subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate, bond and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, bond and Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;
Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;
Options on futures contracts. In addition to the risks associated with options generally, there is a risk of imperfect correlations between the movement in prices of the option and the futures contract, as well as the futures contract and the underlying security, which could in turn impact the price of the option;
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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Hedging risk is the risk that, if the fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the fund not used the hedging instruments;

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High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market volatility. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

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Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non‑hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

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Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. Although the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. When interest rates rise, the effective duration of a fund’s mortgage-backed and asset- backed securities may lengthen due to a drop in prepayments of the underlying mortgages. This delay in the repayment of principal could increase the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase fund exposure to interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund. Additionally, certain mortgage-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages;

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Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading , which generally leads to greater transaction costs. High portfolio turnover may increase the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income;

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Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the fund for investment would be reduced. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt the fund’s performance;

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Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Sovereign and quasi-sovereign debt risk is that risk that such debt securities are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is

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no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected;
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U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities that may be held by the fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), the Government National Mortgage Association (“Ginnie Mae”) and the Tennessee Valley Authority (“TVA”) are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of the fund’s investments;

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U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline; and

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	8.79%	June 30, 2020

Worst Quarter	(6.07)%	June 30, 2022

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Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10‑yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	11/25/96	1.34%	1.65%	2.43%

After Taxes on Distributions		(0.55)%	0.11%	1.01%

After Taxes on Distributions and Sale of Fund Shares		0.79%	0.63%	1.25%

Class A – Before Taxes	11/20/17	(2.78)%	0.48%		1.50%

Class C – Before Taxes	11/20/17	0.26%	0.51%		1.30%

Class R‑6 – Before Taxes	11/20/17	1.46%	1.67%		2.47%

Index (reflects no deduction for fees, expenses or taxes)

	1‑yr	5‑yr	10‑yr	Lifetime (From Inception Date of Class A, Class C and Class R‑6 Shares)

Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33)%	1.35%	1.01%
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the subadviser to the fund.
Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co‑Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co‑Manager of the fund since April 2018. Tilak “Dimitri” Silva, CFA®, has served as Portfolio Co-Manager of the fund since March 2021. Neil Aggarwal has served as Portfolio Co-Manager of the fund since March 2023. Messrs. Egan, Thompson, Holland, Hoyer, Silva and Aggarwal are jointly and primarily responsible for the day‑to‑day management of the fund. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson and Holland served as Portfolio Co‑Managers of the fund’s predecessor from 2000 and 2014, respectively, to 2017.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

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Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND | 5.1.2025

Investment objective | The Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund” or the “fund”) seeks to maximize total return consistent with the preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Unconstrained Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R‑6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R‑6

Management Fees (b)	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b‑1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.29%	0.24%	0.26%	0.15%

Total Annual Fund Operating Expenses	1.04%	1.74%	0.76%	0.65%

Fee Waiver and/or Expense Reimbursement (c)	(0.14)%	(0.09)%	(0.16)%	(0.15)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	1.65%	0.60%	0.50%
(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management Fees have been restated to reflect the current contractual fee rate effective March 1, 2024.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows: Class A – 0.90%, Class C – 1.65%, Class I – 0.60% and Class R-6 – 0.50%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2026. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$463	$680	$914	$1,586
Class C	$268	$539	$935	$2,044
Class I	$61	$227	$407	$927
Class R-6	$51	$193	$347	$796

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Carillon Mutual Funds
SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND | 5.1.2025

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 566% of the average value of its portfolio.
Principal investment strategies | The fund pursues its objective by investing at least 80% of its net assets in fixed income instruments. The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities), collateralized loan obligations (“CLOs”) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The portfolio duration of the fund will normally not exceed eight years but may be greater based on market conditions. The fund may also have a negative duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A portfolio with negative duration generally incurs a loss when interest rates and yields fall. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.
In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations. The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or “junk” bonds. The fund may invest without limitation in non-investment grade securities. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”). The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may without limitation seek to obtain market exposure to the securities in which it primarily invests by entering into buybacks or dollar rolls. The fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time. CLOs are a type of securitized debt, ordinarily issued by a trust or other special purpose entity, and are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade. The fund may invest in fixed income securities with call features.
The fund may invest in derivative instruments, such as options (including options on futures contracts), futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency and other forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the fund’s 80% investment policy. For the purposes of the fund’s 80% investment policy, the fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.
The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.
The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment. The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

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Carillon Mutual Funds
SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND | 5.1.2025

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

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Carillon Mutual Funds
SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND | 5.1.2025

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
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Interest rate risk is the risk that the value of investments, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. It is difficult to predict the pace at which interest rates might increase or decrease or the timing, frequency, or magnitude of such changes. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

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Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

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Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;

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Collateralized loan obligations (“CLOs”) risk is the risk that CLOs may expose the fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk. In addition to these risks, CLOs may also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate for the CLO to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the fund may invest in classes of CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the fund. CLOs may be difficult to value and may be highly leveraged, which could make them highly volatile;

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Counterparty risk is the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the fund;

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Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND | 5.1.2025

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Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options (including options on futures contracts), futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or currency and other forwards, including NDFs, may involve greater risks than if the fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non‑occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over-the-counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;
Futures and Forward Contracts. Futures and forward contracts, including NDFs, may be subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate, bond and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, bond and Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;
Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;
Options on futures contracts. In addition to the risks associated with options generally, there is a risk of imperfect correlations between the movement in prices of the option and the futures contract, as well as the futures contract and the underlying security, which could in turn impact the price of the option;
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Emerging markets are generally smaller, less developed, less liquid, less efficient, and more volatile than the securities markets of the U.S. and other foreign developed markets, and the issuers in such markets may have smaller market capitalizations. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; the imposition of sanctions or exchange controls, including currency transfer restrictions; a limited number of potential buyers for such securities; less reliable clearance and settlement, registration and custodial procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. When investing in emerging markets, the risks of investing in foreign securities are heightened;

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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND | 5.1.2025

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Geographic concentration risk is the risk that from time to time, based on market or economic conditions, the fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the fund’s performance. Investing in such a manner could cause the fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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Hedging risk is the risk that, if the fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the fund not used the hedging instruments;

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High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as "junk bonds") are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market volatility. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

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Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of buybacks, dollar rolls, when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Market timing risk arises because certain types of securities in which the fund invests, including high-yield and foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

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Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

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Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. Although the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. When interest rates rise, the effective duration of a fund’s mortgage-backed and asset- backed securities may lengthen due to a drop in prepayments of the underlying mortgages. This delay in the repayment of principal could increase the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase fund exposure to interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund. Additionally, certain mortgage-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages;

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Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs. High portfolio turnover may increase the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income;

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Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a

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decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the fund for investment would be reduced. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt the fund’s performance;
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Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Short sale risk is the risk that the fund will incur a loss due to a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short sales have the potential to lose more money than the actual cost of the investment. Also, there is a risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund;

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Sovereign and quasi-sovereign debt risk is that risk that such debt securities are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness;

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U.S. Government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities that may be held by the fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), the Government National Mortgage Association (“Ginnie Mae”) and the Tennessee Valley Authority (“TVA”) are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of the fund’s investments;

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U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline; and

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s

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past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month‑end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	8.40%	June 30, 2020

Worst Quarter	(3.50)%	June 30, 2022

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1‑yr	5‑yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	9/29/11	4.22%	3.61%	3.24%

After Taxes on Distributions		2.17%	2.21%	2.23%

After Taxes on Distributions and Sale of Fund Shares		2.48%	2.17%	2.07%

Class A – Before Taxes	11/20/17	0.08%	2.51%		2.64%

Class C – Before Taxes	11/20/17	3.14%	2.53%		2.41%

Class R‑6 – Before Taxes	11/20/17	4.32%	3.71%		3.59%
Index (reflects no deduction for fees, expenses or taxes)

		1-yr	5-yr	10-yr	Lifetime (From the inception date of Class A, C and R-6 shares)

Bloomberg US Aggregate Bond Index (1)		1.25%	(0.33)%	1.35%	1.01%

ICE BofA US 3-Month Treasury Bill Index		5.28%	2.48%	1.77%	2.35%
(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.
After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After‑tax returns are shown for Class I only and after‑tax returns for Class A, Class C and Class R‑6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

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Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the subadviser to the fund.
Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co‑Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co‑Manager of the fund since April 2018. Tilak “Dimitri” Silva, CFA®, has served as Portfolio Co-Manager of the fund since March 2021. Neil Aggarwal has served as Portfolio Co-Manager of the fund since March 2023. Messrs. Egan, Thompson, Holland, Hoyer, Silva and Aggarwal are jointly and primarily responsible for the day‑to‑day management of the fund. Mr. Egan served as Lead Portfolio Manager of the fund’s predecessor and Mr. Thompson served as Portfolio Co‑Manager of the fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Portfolio Co‑Manager of the fund’s predecessor from 2014 to 2017.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
PROSPECTUS | 5.1.2025

Additional Information About the Funds
Each fund’s investment objective is non‑fundamental and may be changed by its Board of Trustees without shareholder approval.
The Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund each have adopted a non‑fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investments described in its name, as discussed in the “Principal investment strategies” section of each fund’s Summary. If a fund changes its 80% investment policy, a written notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.
As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. Each fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that a fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Important Notice
On November 14-15, 2024, the Board of Trustees of the Trust approved a Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which the Carillon Chartwell Small Cap Fund, formerly the Carillon Scout Small Cap Fund (the “Fund”), would be reorganized into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is currently expected to occur on or about October 17, 2025. The Fund will continue to accept purchases of Fund shares and exchanges into the Fund until October 3, 2025.
The Reorganization Plan, which sets forth the terms of the Reorganization, provides for: (1) the transfer of the Fund’s assets to the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities in exchange solely for shares of beneficial interest (“shares”) of the Acquiring Fund that correspond to each class of shares of the Fund; and (2) the Fund to distribute the shares of the Acquiring Fund received by the Fund to its shareholders in complete liquidation of the Fund and in cancellation of all of the Fund’s shares. Each shareholder of the Fund will receive the number of full and fractional shares of each class of the Acquiring Fund equal in value to the full and fractional shares of the corresponding class of the Fund held by the shareholder prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.
It is not necessary for shareholders of the Fund or the Acquiring Fund to approve the Reorganization or take any other action at this time. Shareholders of the Fund will be sent an information statement describing the Reorganization at a later date.
Additional Information Regarding Investment Strategies
Carillon Chartwell Mid Cap Value Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s subadviser considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $149.9 million and $93.3 billion as of December 31, 2024). The Russell Midcap Value Index is reconstituted annually. Because the fund’s sub-adviser defines mid-capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell Midcap Value Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside the U.S. (“foreign issuers”) and real estate investment trusts (“REITs”). The fund may invest up to 20% of its assets in foreign issuers.
REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
The subadviser may also purchase ETFs designed to track U.S. mid-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

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The fund generally invests in companies that its subadviser believes to be undervalued. The subadviser’s investment approach relies heavily on valuation history to identify opportunities and prioritizes companies with durable businesses, strong balance sheets, and improving fundamental prospects. The subadviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.
Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures, and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.
Fundamental analysis: The subadviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.
Portfolio management: The subadviser constructs the fund’s final portfolio using a bottom-up approach to stock selection. The subadviser weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.
The subadviser may sell all or a portion of a fund portfolio holding when, in its opinion, one or more of the following occurs: (1) valuation is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the fund requires cash to meet redemption requests.
When the subadviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.
Under normal market conditions, the subadviser generally expects that an investment in any single issuer will comprise 5% or less of the total value of the assets in the portfolio. The sub-advisor also expects that the fund’s exposure to any one sector will range from 50% to 150% of the weight of that sector in the Russell Mid Cap Value Index. However, for smaller sectors, the fund’s exposure generally will be no more than 5 percentage points above or below the weight of that sector in the Russell Mid Cap Value Index.
Carillon Chartwell Small Cap Growth Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $7.98 million and $59.1 billion as of December 31, 2024). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar-denominated securities of issuers based outside of the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher.
The subadviser also may purchase ETFs designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet focus holdings in companies best positioned for rapid growth. The subadviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.
When the subadviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.
Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the sector weight of the Russell 2000® Growth Index, or (ii) 25% of the total value of the assets in the portfolio.

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Carillon Chartwell Small Cap Value Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s subadviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was approximately $8.22 million and $24.8 billion as of December 31, 2024). The Russell 2000 Value Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Value Index at the time of initial purchase, but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar-denominated securities of issuers based outside of the U.S. (“foreign issuers”) and real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. The fund may invest up to 20% of its assets in foreign issuers.
The fund may have significant exposure to the Financials sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to this sector may be lower at a future date and the fund’s exposure to other market sectors may be higher.
The subadviser also may purchase ETFs designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund generally invests in companies that its subadviser believes to be undervalued. The subadviser’s investment approach relies heavily on valuation history to identify opportunities and prioritizes companies with durable businesses, strong balance sheets, and improving fundamental prospects. The subadviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.
Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures, and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.
Fundamental analysis: The subadviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.
Portfolio management: The subadviser constructs the fund’s final portfolio using a bottom-up approach to stock selection. The subadviser weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.
The subadviser may sell all or a portion of a fund portfolio holding when, in its opinion, one or more of the following occurs: (1) valuation is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the fund requires cash to meet redemption requests.
When the subadviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.
Under normal market conditions, the subadviser generally expects that an investment in any single issuer will comprise 5% or less of the total value of the assets in the portfolio. The sub-advisor also expects that the fund’s exposure to any one sector will range from 50% to 150% of the weight of that sector in the Russell 2000 Value Index. However, for smaller sectors, the fund’s exposure generally will be no more than 5 percentage points above or below the weight of that sector in the Russell 2000 Value Index.
Carillon ClariVest Capital Appreciation Fund | In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom‑up,” fundamentally based, investment process. A bottom‑up method of analysis seeks to de‑emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long‑run expected active risk goals. This framework builds toward the goal of sustainable performance relative to the Russell 1000® Growth Index, which is a growth-oriented index.
The fund will invest primarily in the common stocks of large- and mid‑capitalization U.S. companies that the portfolio management team believes have the potential for earnings growth and improvement in investor sentiment. In addition, as a non‑principal investment strategy, the fund may invest in common stocks of foreign companies. The intrinsic worth of the companies’ stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

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Carillon ClariVest International Stock Fund | In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom‑up,” fundamentally based, investment process. A bottom‑up method of analysis seeks to de‑emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long‑run expected active risk goals. This framework builds toward the goal of sustainable performance.
The fund may sell securities when they no longer meet the portfolio manager’s investment criteria and/or to take advantage of more attractive investment opportunities.
Carillon Eagle Growth & Income Fund | The fund’s portfolio managers adhere to a relative value investment style, employing a “bottom‑up” investment process that seeks to acquire promising companies with sound business fundamentals at a time when they believe intrinsic value is not fully recognized by the marketplace. A bottom‑up method of analysis de‑emphasizes the significance of economic and market cycles. The portfolio managers select companies based upon their belief that those companies have the following characteristics:
Income
•	Yield or dividend growth at or above the S&P 500 Index;
•	Demonstrated commitment to paying and increasing dividends.
Growth
•	Dominance in expanding industry;
•	Growth rate greater than inflation;
•	Dividend yield plus growth is more than 10 percent;
•	Demonstrated commitment to increasing dividends.
Stability
•	Free cash flow and shareholder-oriented management;
•	Stock price below estimated intrinsic value.
Sell Discipline
•	Price appreciation near or above sustainable level;
•	Deterioration of company fundamentals, indicative of dividend cut;
•	Occupation of too large a portion of total portfolio;
•	Development of more attractive investment opportunity.
Equity securities typically include common stocks and may include foreign stocks (a portion of which may be invested in emerging markets), convertible securities, preferred stocks, and real estate investment trusts (“REITs”). The fund also may invest in corporate bonds and government securities, including securities issued by U.S. Government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. Government and are not guaranteed or insured by the U.S. Government. The securities in which the fund may invest may be rated below investment grade by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings Ltd. or, if unrated, deemed to be of comparable quality.
The fund may purchase debt securities of any maturity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.
Carillon Eagle Mid Cap Growth Fund | The portfolio managers use a “bottom‑up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom‑up method of analysis de‑emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio managers attempt to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price‑to‑earnings ratios. The portfolio managers generally do not emphasize investment in any particular investment sector or industry. The fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets. The fund is not required to sell equity securities whose market values appreciate or depreciate outside the fund’s market capitalization range.
Carillon Eagle Small Cap Growth Fund | When making their investment decisions, the portfolio managers generally focus on investing in the dividend paying equity securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price‑to‑earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The portfolio managers utilize a “bottom‑up” approach to identifying the companies in which the fund invests and perform proprietary investment research. A bottom‑up method of analysis de‑emphasizes the significance of economic and market cycles. The primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria. The fund is not required to sell equity securities whose market values appreciate or depreciate outside the fund’s market capitalization range.

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Carillon Scout Mid Cap Fund | The fund invests primarily in a diversified portfolio of equity securities.
Under normal circumstances, at least 80% of the fund’s net assets will be invested in mid cap equity securities. The fund is not required to sell equity securities whose market values appreciate or depreciate outside the fund’s market capitalization range.
The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. The fund may engage in frequent and active trading.
The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its net assets in foreign companies, including those located in developing countries or emerging markets. The fund’s investments in foreign companies may include depositary receipts (such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)).
The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
The portfolio management team normally invests the fund’s assets in a diversified portfolio of equity securities. The portfolio management team seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.
Carillon Chartwell Small Cap Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $7.98 million and $59.1 billion as of December 31, 2024). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar-denominated securities of issuers based outside of the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher.
The subadviser also may purchase ETFs designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet focus holdings in companies best positioned for rapid growth. The subadviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.
When the subadviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.

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Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the sector weight of the Russell 2000® Growth Index, or (ii) 25% of the total value of the assets in the portfolio.
Carillon Chartwell Real Income Fund | The fund seeks to achieve its investment objectives by investing in income producing securities. Under normal circumstances, the fund intends to invest at least 60% of its net assets in Treasury Inflation Protected Securities (“TIPS”). TIPS are publicly issued, dollar denominated U.S. Government securities issued by U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. In selecting TIPS and other inflation-indexed debt securities, including those issued by the U.S. and non- U.S. government, their agencies or instrumentalities, the subadviser implements a relative value strategy based on the subadviser’s outlook for inflation and inflation-adjusted interest rates (real interest rates). The fund may invest in TIPS and other inflation-indexed debt securities and fixed income securities of any maturity. However, the fund’s average effective duration is expected to range from three to seven years. Duration is a measure of a debt security’s sensitivity to changes in interest rates. For example, the price of a security with a seven-year duration would be expected to decline by approximately 7% in response to a 1% increase in interest rates.
In addition to inflation-indexed debt securities, the fund may invest in other types of U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, corporate bonds, preferred stocks, mortgage-backed securities, asset-backed securities, master limited partnerships (“MLPs”), below investment grade securities, common stocks of mid- and large-capitalization companies and natural resources and precious metals companies, including dividend-paying securities, and securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The fund’s investments may include ETFs that invest in natural resources and precious metals companies and gold and silver directly, which the subadviser believes over the long term tend to be less correlated to the equity and fixed income markets and may help to reduce the fund’s overall volatility. Certain of the fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The subadviser also may purchase bonds and preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933 (the “1933 Act”). Additionally, the subadviser may purchase securities that are not registered under the 1933 Act including Section 4(a)(2) securities and Rule 144A securities, which are subject to restrictions on resale, and securities issued in non-U.S. markets subject to similar regulations. The subadviser may invest in fixed income securities with call features.
The subadviser selects corporate bonds and securitized products primarily on the basis of relative value and current yield and secondarily on the basis of anticipated long term return. The subadviser seeks to invest in the debt securities of companies that it believes will experience stable or improving credit profiles, and selects debt securities for the fund’s portfolio by analyzing a security’s historical and relative yield spreads, as well as its credit quality, structure, maturity and liquidity. When selecting corporate bonds and securitized products, such as mortgage-backed securities and asset-backed securities, the sub-adviser also will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”) or Morningstar DRBS (“Morningstar”). The subadviser may invest in fixed income securities of any credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P Fitch or Morningstar or, if unrated by S&P, Moody’s, Fitch or Morningstar, determined by the sub-adviser to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P, Fitch or Morningstar (or, if unrated, determined by the subadviser to be of comparable credit quality).
The subadviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The fund may invest up to 15% of its net assets in common stocks and in preferred stocks. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the subadviser believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the subadviser believes offer the potential for capital appreciation due to the business prospects of the issuers.
Carillon Chartwell Short Duration High Yield Fund | Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.
High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa3 category by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB- by Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) at the time of purchase or, if unrated, are determined to be of comparable credit quality by the fund’s subadviser. Under normal market conditions, the fund’s subadviser expects to primarily invest in debt securities rated BB, the higher quality tier of the overall high yield market, which the fund’s subadviser believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole. The subadviser considers a security to be rated BB if, at the time of purchase, it was assigned a rating of Ba1, Ba2, or Ba3 by Moody’s Investor Services, Inc., or BB+, BB, or BB- by Standard & Poor’s or Fitch, Inc., or, if unrated, it was determined to be of comparable credit quality by the fund’s subadviser. The fund’s sub-adviser seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by the fund’s investments in high yield securities.
The types of debt securities in which the fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

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While the fund may invest in securities of any maturity, the fund will normally target an average portfolio effective duration, as estimated by the fund’s sub- adviser, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.
The subadviser’s investment process seeks to integrate quantitative analysis, fundamental analysis and portfolio management.
Quantitative analysis: This process includes screening of issuers by quality, maturity and financial criteria. Financial criteria include: earnings before interest, taxes, depreciation, and amortization (“EBITDA”), coverage of interest expense and capital expenditures (“CAPEX”), total leverage, projected liquidity, and asset coverage of total debt, among other measures.
Fundamental analysis: This research process focuses on evaluating three types of fundamental risks with respect to each issuer: Business Risk (e.g., relative market share, cost structure, management strength and reputation, operating history), Financial Risk (e.g., cash flow stability, capital intensity, or the magnitude of maintenance capital expenditures relative to cash flow, credit ratios such as EBITDA/Interest, Debt/EBITDA, and Free Cash Flow/Debt, among others) and Covenant Risk (e.g., form and sufficiency of security if secured, limits on debt, limits on restricted payments such as distributions to shareholders or affiliates, and change of control protection via a contractual put in the event of a change of ownership, among others).
Portfolio management: The subadviser constructs the fund’s final portfolio using a bottom-up approach to determine whether the bonds analyzed offer relative value in the context of its industry peers and the overall high yield bond market. The subadviser weighs a number of economic considerations (e.g., GDP growth, unemployment rate, housing starts, vehicle sales, among others) to estimate a position within the economic business cycle, as well as interest rate analysis when determining portfolio holdings.
When the subadviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. The subadviser also may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the fund’s net assets have been invested in high yield securities. When the fund takes a temporary defensive position, it may not achieve its investment objective.
The subadviser may sell all or a portion of a position of the fund’s portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) deteriorating credit quality; (2) erosion of a company’s fundamentals; (3) 10% relative underperformance from purchase date; (4) a more attractive alternative investment opportunity is identified; or (5) the fund requires cash to meet redemption requests.
Carillon Reams Core Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in bonds.
The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non‑U.S. public-or private-sector entities. The fund may also invest in the following types of bonds: short-term fixed income securities; fixed-income securities with call features; U.S. Government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); collateralized loan obligations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.
The fund invests primarily in investment grade securities. If an investment held by the fund is downgraded below investment grade, the fund may either sell or continue to hold the security. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. All securities will be U.S. dollar denominated although they may be securities of foreign issuers. The fund may invest in credit default swap agreements, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts) and forward contracts subject to applicable law and any other restrictions described in the fund’s Prospectus or SAI. The fund’s investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.
These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. The use of these derivative transactions may also allow the fund to obtain net long or short

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exposures to select interest rates, countries, durations or credit risks. Derivative instruments that provide exposure to bonds may be used to satisfy the 80% investment policy of the fund. For the purposes of the fund’s 80% investment policy, the fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.
The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process for the fund combines top‑down interest rate management with bottom‑up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under-or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the Bloomberg U.S. Aggregate Bond Index. In general, securities with longer maturities are more sensitive to interest rate changes. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the Bloomberg U.S. Aggregate Bond Index. The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top‑down and bottom‑up basis. A bottom‑up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top‑down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels. Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund, as described below.
The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions.
The portfolio duration will normally be less than eight years based on market conditions. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of eight years would rise by approximately 8%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 8%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.
Carillon Reams Core Plus Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in bonds.
The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non‑U.S. public- or private-sector entities. The fund may also invest in the following types of bonds: short-term fixed income securities; fixed-income securities with call features; U.S. Government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); collateralized loan obligations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.
The fund may invest in both investment grade securities and non‑investment grade securities, also known as high yield securities or “junk” bonds. The investment strategy of the fund is referred to as “Core Plus” because the portfolio management team has the ability to add high yield securities to a core portfolio of investment grade securities. The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non‑investment grade securities. However, if an investment held by the fund that is downgraded below investment grade causes the fund to exceed this limit, the fund may sell or continue to hold the security.
The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers. The fund may also invest in securities denominated in foreign currencies. The fund’s investments in the securities of foreign issuers may include investments in developing countries or emerging markets.
The fund may invest in derivative instruments, such as options (including options on futures contracts), futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency and other forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or SAI. The fund’s investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

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These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. Derivative instruments that provide exposure to bonds may be used to satisfy the 80% investment policy of the fund. For the purposes of the fund’s 80% investment policy, the fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.
The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process for the fund combines top‑down interest rate management with bottom‑up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under-or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the Bloomberg U.S. Aggregate Bond Index. In general, securities with longer maturities are more sensitive to interest rate changes. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the Bloomberg U.S. Aggregate Bond Index. The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top‑down and bottom‑up basis. A bottom‑up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top‑down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels. Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund, as described below.
The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions.
The portfolio duration will normally be less than eight years, based on market conditions. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of eight years would rise by approximately 8%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 8%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.
Carillon Reams Unconstrained Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in fixed income instruments.
The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non‑U.S. public-or private-sector entities. The fund may also invest in the following types of bonds: short-term fixed income securities; fixed-income securities with call features; U.S. Government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); collateralized loan obligations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.
The fund may invest in both investment grade securities and non‑investment grade securities, also known as high yield securities or “junk” bonds. The fund may invest without limitation in non‑investment grade securities.
The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The fund may also engage in short sales. The fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment. The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

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The fund may invest in derivative instruments, such as options, (including options on futures contracts) futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency and other forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or SAI. The fund’s investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.
These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the 80% investment policy of the fund. For the purposes of the fund’s 80% investment policy, the fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.
The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market. The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions.
The portfolio duration of the fund will normally not exceed eight years but may be greater based on market conditions. The fund may also have a negative duration. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of eight years would rise by approximately 8%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 8%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. A portfolio with negative duration generally incurs a loss when interest rates and yields fall. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund. In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations.

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Additional Information About Principal Risk Factors
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.
The principal risks of investing in each fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a fund, regardless of the order in which it appears.

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Risk	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund

Currencies					X

Emerging markets					X

Equity securities	X	X	X	X	X

Foreign securities	X	X	X		X

Growth stocks		X		X	X

Large‑cap companies				X	X

Liquidity					X

Management and strategy	X	X	X		X

Market	X	X	X	X	X

Market timing					X

Micro‑cap companies				X	X

Mid‑cap companies	X			X	X

Other investment companies, including money market funds and ETFs	X	X	X		X

Quantitative strategy				X	X

Sectors		X	X	X

Securities lending	X	X	X	X	X

Small‑cap companies		X	X	X	X

U.S. government securities and government sponsored enterprises		X

U.S. Treasury obligations		X

Value stocks	X		X	X

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Risk	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Chartwell Small Cap Fund

Currencies				X

Emerging markets				X

Equity securities	X	X	X	X	X

Focused holdings	X

Foreign securities	X			X	X

Growth stocks	X	X	X	X	X

Initial public offerings			X

Interest rate	X

Large‑cap companies	X

Management and strategy					X

Market	X	X	X	X	X

Market timing				X

Mid‑cap companies	X	X	X	X

Other investment companies, including money market funds and ETFs				X	X

Portfolio turnover				X

Sectors	X	X	X		X

Securities lending	X	X	X	X	X

Small‑cap companies		X	X	X	X

U.S. government securities and government sponsored enterprises				X	X

U.S. Treasury obligations				X	X

Value stocks	X			X

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Risk	Carillon Chartwell Real Income Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Callable securities	X		X	X	X

Collateralized loan obligations			X	X	X

Counterparties			X	X	X

Credit	X	X	X	X	X

Credit Ratings	X	X	X	X	X

Currencies				X	X

Cybersecurity and technology	X	X

Derivatives			X	X	X

Emerging markets					X

Equity securities	X

Foreign securities	X	X	X	X	X

Geographic concentration					X

Hedging			X	X	X

High-yield securities	X	X		X	X

Income	X	X	X	X	X

Inflation	X	X

Inflation-indexed debt securities	X

Interest rate	X	X	X	X	X

Issuer	X	X	X	X	X

Large‑cap companies	X

Large shareholder	X	X

Leverage			X	X	X

Liquidity	X	X	X	X	X

Management and strategy	X	X

Market	X	X	X	X	X

Market timing					X

Master limited partnerships	X

Maturity	X	X	X	X	X

Mid‑cap companies	X

Mortgage- and asset-backed securities	X		X	X	X

Natural resources and precious metals	X

Other investment companies, including money market funds and ETFs	X	X

Portfolio turnover			X	X	X

Prepayment and extension	X		X	X	X

Redemption	X	X	X	X	X

Restricted securities	X

Securities lending	X	X	X	X	X

Short sales					X

Sovereign and Quasi-Sovereign Debt			X	X	X

U.S. Government securities and government sponsored enterprises	X		X	X	X

U.S. Treasury obligations	X		X	X	X

Valuation	X	X	X	X	X

Value stocks	X

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Callable securities | A fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a fund would lose the income that would have been earned to maturity on that security, the proceeds received by a fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, a fund‘s income could be reduced as a result of a call and this may reduce the amount of a fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a fund‘s total return.
Collateralized loan obligations | The risks of an investment in a collateralized loan obligation (“CLO”) depend largely on the type of the collateral securities and the class of the CLOs in which a fund invests. A fund’s investments in CLOs and other similarly structured investments may expose a fund to heightened credit risk, interest rate risk, liquidity risk, market risk, and prepayment and extension risk. In addition to these risks, CLOs may carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate for the CLO to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that a fund may invest in classes of CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the fund. CLOs can be difficult to value and may be highly leveraged, which could make them highly volatile. The use of CLOs may result in losses to the fund.
CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities and may have limited independent pricing transparency. A fund’s interest in CLO securities may be less liquid than the underlying loans held by the CLO itself; thus, it may be more difficult for the fund to dispose of CLO securities than it would be for a fund to dispose of loans if it held such loans directly. However, an active dealer market may exist for CLOs, allowing them to qualify for the Rule 144A “safe harbor” from the registration requirements of the Securities Act for transactions in such securities with qualified institutional buyers.
The cash flows from a CLO are split into two or more portions, called tranches, each with a different yield and risk/return profile. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Counterparties | A fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a fund. As a result, a fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. The participants in over-the-counter or “interdealer” markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes a fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from over-the-counter derivative transactions. A fund may also be subject to the risk that a futures commission merchant would default on an obligation set forth in an agreement between a fund and the futures commission merchant. This risk exists at and from the time that a fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a fund‘s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the futures commission merchant may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or repledged) by the futures commission merchant, and lost, or its return delayed, due to a default by the futures commission merchant or other customer of the futures commission merchant. The futures commission merchant may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted by the futures commission merchant as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a fund.
Credit | A fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the

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issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.
Credit ratings | Ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer, and may prove to be inaccurate. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.
Currencies | A fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a fund’s exposure to foreign currencies may reduce the returns of a fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, a fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a fund may choose to not hedge its currency risks.
Cybersecurity and technology | The funds, their service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the funds and their shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the funds and their shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the funds and their service providers, including those relating to the performance and effectiveness of security procedures used by a fund or its service providers to protect a fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data, or impact shareholders’ ability to invest in or trade the funds. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Any problems relating to the performance and effectiveness of security procedures used by a fund or its service providers to protect a fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a fund. Cybersecurity and other operational and technology issues may result in financial losses to the funds and their shareholders, impede business transactions, violate privacy and other laws, subject the funds to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as a fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Although the funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, the funds do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the funds invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such securities to lose value.
Derivatives | Derivatives, such as options (including options on futures contracts), futures contracts, currency and other forwards, including NDFs, or swap agreements, (including credit default swaps and credit default swap index products), may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Counterparty risk is generally thought to be greater with derivatives that are traded over‑the‑counter than with derivatives that are exchange-traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund.
Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment, and some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment, for example, where a fund may be called upon to deliver a security it does not own. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a fund could lose more than the amount it invests. There may be material and prolonged deviations between the theoretical value and

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realizable value of a derivative. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Derivatives may at times be highly illiquid, and a fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may: limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company. Rule 18f-4 under the 1940 Act places limits on the use of derivatives by registered investment companies, such as a fund. A fund that relies on Rule 18f-4 is required to comply with limits on the amount of leverage-related risk that the fund may obtain, and may also be required adopt and implement a derivatives risk management program and designate a derivatives risk manager or adopt policies and procedures designed to manage a fund’s derivatives risks.

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Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non‑occurrence of expected price movements, as well as a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk, counterparty risk and credit risk. Swaps that are traded over‑the‑counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. Credit default swaps may be subject to credit risk and the risks associated with the purchase and sale of credit protection. With respect to a credit default swap, if a fund is selling credit protection, there is a risk a fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, a fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer’s debt obligations. Therefore, when selling protection, a fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has deteriorated, in which case a fund may need to make an early termination payment. If a fund is buying credit protection, there is the risk that no credit event will occur and a fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has improved, in which case a fund may need to make an early termination payment.

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Futures and Forward Contracts. Futures and forward contracts, including NDFs, may be subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate, bond and Treasury futures contracts expose a fund to price fluctuations resulting from changes in interest rates. A fund could suffer a loss if interest rates rise after a fund has purchased an interest rate futures contract or fall after a fund has sold an interest rate futures contract. Similarly, bond and Treasury futures contracts expose a fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose a fund to volatility in an underlying securities index.

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Options. The movements experienced by a fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause a fund to not achieve its objective. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had a fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized from a fund having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option. The seller (writer) of a put option that

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is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. If an option that a fund has purchased expires unexercised, a fund will experience a loss in the amount of the premium it paid. The writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position. There can be no guarantee that the use of options will increase a fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

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Options on futures contracts. Options on futures contracts are subject to the risks associated with purchasing or writing call or put options on futures contracts. The risks associated with options generally apply to options on futures contracts, such as a buyer’s risk of losing premium if a purchased option expires unexercised or a seller’s risk of being required to sell the underlying asset at a disadvantageous price. In addition to the risks associated with options generally, there is a risk of imperfect correlations between the movement in prices of the option and the futures contract, as well as the futures contract and the underlying security, which could in turn impact the price of the option.

Emerging markets| When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid, less efficient and more volatile than the securities markets of the U.S. and other foreign developed markets, and the issuers in such capital markets may have smaller market capitalizations. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; the imposition of sanctions or exchange controls, including currency transfer restrictions; a limited number of potential buyers for such securities; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; less reliable access to capital; unfamiliar foreign investment structures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse, both individually and in combination with other shareholders. Additionally, a fund may experience more volatile rates of return. These matters have the potential to impact a fund’s investment objective and performance.
The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. Government of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, confiscate or expropriate private assets or property, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices.
A fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries require governmental approval prior to investments by foreign persons, or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging market countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a fund to invest in such emerging market countries. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities, a fund may be required to invest in such countries through other investment funds in such countries.
Many emerging market countries have recently experienced currency devaluations and substantial rates of inflation. Other emerging market countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging market countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. The degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process.
A fund’s investment in emerging market countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a fund from an investment in issuers in such countries. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and may involve a fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio securities and could cause a fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a fund has delivered or a fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by a fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities. The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A fund’s investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes. A fund’s use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, all or a significant portion of a fund’s currency exposure in emerging market countries may not be covered by those techniques.
Equity securities | A fund’s equity securities investments are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. A fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

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Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

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Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks that are not income-paying preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.

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Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the

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same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non‑convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.
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Depositary Receipts. A fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a fund. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

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REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents and operating expenses, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. REITs may not be diversified geographically or by property or tenant type. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. Any domestic REIT could be adversely affected by failure to qualify for tax‑free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

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Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

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Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, a fund could lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Focused holdings | For funds that normally hold a core portfolio of securities of fewer companies than other funds, the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase a fund’s volatility.
Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political, regulatory, economic, currency, security, economic and other conditions, requirements and risks associated with a particular country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a

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fund’s foreign assets. Foreign laws and accounting and recordkeeping standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. In addition, securities of a foreign company, including depositary receipts, could be delisted from U.S. stock exchanges. Over a given period of time, foreign securities may underperform U.S. securities-sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
Geographic concentration | Geographic concentration risk is the risk that from time to time, based on market or economic conditions, a fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on a fund’s performance. Investing in such a manner could cause a fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.
Growth stocks | Growth companies are expected to increase their sales or earnings, or their dividend yield, at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style.
Hedging | A fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that a fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on a subadviser’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a fund’s hedging strategies will depend on a subadviser’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of a subadviser’s judgments concerning the hedging positions to be acquired by a fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to a fund. In addition, a subadviser may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. A fund may not, in general, attempt to hedge all market or other risks inherent in a fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of a fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If a fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce a fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent a fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a fund not used the hedging instruments. When hedging is combined with leverage, a fund risks losses that are multiplied by the degree of leverage used.
High-yield securities | Investments in securities rated below investment grade, or "junk bonds," generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower- rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the

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portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.
Income | A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.
Inflation | Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets and distributions may decline.
Inflation-indexed debt securities | Inflation-indexed debt securities, including Treasury Inflation Protected Securities ("TIPS"), may be adversely affected by changes in real interest rates, which are market interest rates that are adjusted for inflation. Unlike a conventional debt security, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed debt security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. The prices of inflation-indexed debt securities tend to decrease when real interest rates increase and increase when real interest rates decrease. Additionally, the principal value of an inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, interest payments on inflation-indexed debt securities may vary widely. If an inflation index rate declines, the principal value and interest payable on an inflation-indexed security also will decline, adversely affecting the fund’s investment. Because the interest and/or principal payments on an inflation-indexed debt security are adjusted periodically for changes in inflation, the income distributed by a fund may be irregular. For inflation-indexed debt securities for which repayment of the original principal upon maturity, as adjusted for inflation, is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. There can be no assurance that an inflation index will accurately measure the real rate of inflation in the prices of goods and services. The fund’s investments in inflation-indexed investments may lose value in the event that the actual rate of inflation is different from the rate of the inflation index. If inflation is lower than expected during the period a fund holds the security, the fund may earn less on it than on a conventional bond. In periods of deflation, the fund may have no income at all from such investments. The principal value of an investment in a fund is not protected or otherwise guaranteed by the value of a fund’s investments in inflation-indexed debt securities. Any increase in the principal amount of an inflation-indexed debt security will be taxable as ordinary income, even though the fund will not receive the increased principal until maturity.
Initial public offerings | The market value of shares sold in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. The purchase of IPO shares may also involve high transaction costs. The limited number of shares available for trading in some IPOs may make it difficult for a fund to acquire shares of an issuer in which it would like to invest, and may also make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly may be involved in relatively new industries or lines of business, which may not be widely understood by investors. Many IPOs are by small- or micro-capitalization companies that are undercapitalized. Investments in IPOs may result in losses to a fund.
Interest rate | Generally, the value of investments with interest rate risk, such as fixed-income securities, income-oriented equity securities that pay dividends, or derivatives, will move in the opposite direction to movements in interest rates. The value of a fund’s fixed income investments or derivatives typically will fall when interest rates rise. Additionally, the value of dividend-paying stocks may decline when interest rates rise, as rising interest rates can reduce companies’ profitability and their ability to pay dividends. When interest rates decline, issuers may prepay higher-yielding securities held by a fund, resulting in a fund reinvesting in securities with lower yields, which may cause a decline in its income. Factors including central bank monetary policy rising inflation rates, and changes in general economic conditions may cause interest rates to rise. It is difficult to predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. Debt securities with longer durations, such as those with intermediate and long terms to maturity, tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund due to, among other factors, a decline in the value of a fund’s fixed income securities, impacts on issuers’ willingness or ability to make principal and interest payments when due, heightened volatility in the fixed income or equity markets and the reduced liquidity of certain fixed income or equity investments. Conversely, during periods of very low or negative interest rates, a fund may be unable to maintain positive returns or pay dividends to fund shareholders. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a fund’s ability to locate fixed income instruments containing the desired risk/return profile. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets. A fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Issuer | The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

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Large-cap companies | Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Large shareholder | Certain large shareholders may from time to time own a substantial amount of a fund’s shares. There is no requirement that these shareholders maintain their investment in a fund. There is a risk that such large shareholders or that a fund’s shareholders generally may redeem all or a substantial portion of their investments in a fund in a short period of time, which could have a significant negative impact on a fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact a fund’s ability to implement its investment strategy. A fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, a fund may invest a larger portion of its assets in cash or cash equivalents.
Leverage | Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may also create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.
Liquidity | Liquidity risk is the possibility that a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.
Management and Strategy | The value of your investment depends on the judgment of the subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the subadviser in selecting investments for a fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Market | A fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur.
The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

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Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. The imposition of tariffs by the U.S. on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a fund’s portfolio turnover, which could increase the costs that a fund incurs and lower a fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent Market Events | Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course.
Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the

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markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. . It is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.
Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a fund and its investments or operations could be negatively impacted whether or not a fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to a fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit a fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for a fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.
Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a fund. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen, which could impact the overall performance of a fund.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
China’s economy, which has been sustained largely through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Market timing | Frequent trading by fund shareholders poses risk to other shareholders in a fund, including (i) the dilution of a fund’s NAV, (ii) an increase in a fund’s expenses, and (iii) interference with a portfolio manager’s ability to execute efficient investment strategies. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small‑cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc., as the manager and transfer agent of the funds, can detect all market timing activities.
Master Limited Partnerships | Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

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The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. A fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts a fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects. A fund’s investments in MLPs may be limited in order for a fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).
Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis on its MLP interest. These reductions in a fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by a fund on a subsequent sale of the securities. A fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.
Much of the benefit a fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as a fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of a fund’s shares.
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the Internal Revenue Code does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, although the Treasury Department has announced that it is considering adopting regulations to provide a pass-through, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a fund currently will not.
Maturity | A fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.
Micro-cap companies | Investments in micro-cap companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of a fund’s portfolio.
Mid‑cap companies | Investments in mid‑cap companies generally involve greater risks than investing in large-capitalization companies. Mid‑cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid‑cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid‑cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large‑cap companies. Generally, the smaller the company size, the greater these risks.
Mortgage- and asset-backed securities | Mortgage- and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to‑be‑announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase fund exposure to interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. In addition, certain mortgage-backed and mortgage-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

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Natural resources and precious metals | A fund’s investments in the common stock of companies in natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals are subject to the risks associated with natural resources and precious metals investments in addition to the general risk of the stock market. This means a fund is more vulnerable to price movements of natural resources and precious metals and market, economic and factors that particularly affect the metals and mining, agriculture, energy, refining and chemicals, energy transition and other industries. There is a risk that a fund will perform poorly when the stock market otherwise is performing well. Investments in natural resources and precious metals-related securities can be affected by numerous factors, including changes in supply of, or demand for, various natural resources or precious metals, changes in energy prices, international political and economic developments, economic conditions in large importation countries, import controls, civil conflict, actions to address climate change or other environmental factors, energy conservation, the success of exploration projects, fluctuation and changes in commodity or other raw material prices, production spending, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, increased competition, technological developments, labor relations, and tax and other government regulation and intervention. These factors could adversely affect the performance of companies in the natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals, and the fund’s performance could be affected by these factors.
Companies in natural resources and precious metals-related industries often have limited pricing power over supplies or the products they sell, which can affect such companies’ profitability, and they are often capital-intensive and use significant leverage. The securities of companies in natural resources and precious metals-related industries may experience more price volatility than securities of companies in other industries, particularly those companies that have a high percentage of debt relative to equity in their capital structures. In addition, companies in natural resources and precious metals-related industries may be subject to the risks generally associated with extraction of natural resource and precious metals, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, explosion, drought, liability for environmental damage claims, and increased regulatory and environmental costs, including mandated expenditures for safety and pollution control. Prices of precious metals and precious metal related securities have historically been volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Actions to address climate change could result in new laws and regulations to control or restrict emissions of greenhouse gases, including taxes or other charges, which could adversely affect the performance of companies in natural resources and precious metals-related industries. A number of political leaders have pledged to restrict greenhouse gas emissions, ban hydraulic fracturing of oil and natural gas wells and ban new leases for production of oil and natural gas on federal lands. Any such bans could result in material economic harm to those companies, and in turn, a fund.
Other investment companies, including money market funds and ETFs | Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest including, for certain ETF investments, natural resources and precious metals companies and direct investments in gold and silver.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Portfolio turnover | A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.
Prepayment and extension | Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage- related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal or otherwise call, convert or redeem the security prior to the security’s expected maturity date. If this occurs, no additional interest will be paid on the investment, and a fund may need to reinvest the proceeds at a lower interest rate, reducing its income, and may not benefit from an increase in value that may result from declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a fund buys those securities at a premium, accelerated prepayments on those securities could cause a fund to lose a portion of its principal investment. Any of these may result in a reduced yield to a fund. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances. Conversely, extension risk is the risk that, as a result of higher interest rates or other factors, borrowers decrease prepayments. This may

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result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. A rise in interest rates or lack of refinancing opportunities can cause a fund’s average maturity to lengthen unexpectedly. This would increase a fund’s sensitivity to rising rates and its potential for price declines. In addition, as a consequence of a decrease in prepayments, the amount of principal available to a fund for investment would be reduced. If a fund’s investments are locked in at a lower interest rate for a longer period of time, a fund may be unable to capitalize on securities with higher interest rates or wider spreads. Extensions of obligations could cause a fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt a fund’s performance.
Quantitative strategy | The success of a fund’s investment strategy may depend in part on the effectiveness of a subadviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A subadviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a fund. Data for some companies, particularly non‑U.S. companies, may be less available and/or less current than data for other companies. There may also be errors, omissions, imperfections or malfunctions in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Historical data inputs may be subject to revision or correction, which may diminish the reliability and predictive quality of results. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a subadviser and therefore may also result in losses. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their validity, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Redemptions | A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a fund wishes to sell are illiquid. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.
Restricted Securities | Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They also may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The fund may not be able to sell a restricted security when the subadviser considers it desirable to do so and/or may have to sell the security at a lower price than the fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the fund may receive only limited information regarding the issuer of a restricted security, so it may be less able to anticipate a loss. Also, if a fund’s investment adviser or subadviser receives material non-public information about the issuer, a fund may, as a result, be legally prohibited from selling the securities. The fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security. Restricted securities may be difficult to value because market quotations may not be readily available, the securities may have significant volatility, and due to the lack of publicly available information. A restricted security that was liquid at the time of purchase may subsequently become illiquid.
Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a fund qualify under Rule 144A and an institutional market develops for those securities, the fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a fund’s illiquidity. Nevertheless, the adviser or subadviser may determine that certain securities qualified for trading under Rule 144A are in fact liquid.
Sectors | A fund may hold a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent a fund has substantial holdings within a particular sector, the risks to a fund associated with that sector increase and a fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

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Financials sector | Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Health care sector | The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights, such that the expiration of a patent or other impairment of intellectual property rights may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one or more of its products becomes obsolete or proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.
Industrials sector | Companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, which may be influenced or characterized by unpredictable factors, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims, mandated expenditures for safety and pollution control, and exchange rates. These companies are affected by supply and demand for industrial sector products in general. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries.
Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
Securities lending | A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify

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the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions, and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex‑dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”
Short sales | A short sale creates the risk of a loss if the price of the underlying security increases in value between the date of the short sale and the date on which an offsetting position is purchased, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.
Small‑cap companies | Investments in small‑cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small‑cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid‑cap or large‑cap companies. Generally, the smaller the company size, the greater these risks.
Sovereign and quasi-sovereign debt | An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request to receive further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
U.S. Government securities and Government sponsored enterprises | A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate with changes in interest rates and the credit rating of the U.S. government. Investments in securities issued by Government sponsored enterprises, such as Fannie Mae, Freddie Mac, FHLB, FFCB, Ginnie Mae and TVA, are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. Some obligations of Government sponsored enterprises are supported by the full faith and credit of the U.S. Treasury, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, supported by the discretionary authority of the U.S. Government to purchase the agency obligations, or supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. Government securities due to potentially higher costs for the U.S. Government to obtain new financing. The maximum potential liabilities of the issuers of some securities issued by the U.S. government or government-sponsored enterprises that are held by a fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the U.S. government and government-sponsored enterprises will not be able to meet their payment obligations in the future, which would adversely affect the value of a fund’s investments.
U.S. Treasury obligations | Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. Government guarantees the securities only as to the stated interest rate and face value at maturity, not their current market price, and the market prices of such securities may fluctuate. The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, and threats not to increase the federal government’s debt limit, which may result in a potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for

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these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly in recent years. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.
Valuation | Securities held by a fund may be priced by an independent pricing service and also may be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. This risk may be pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non-value approach to investing or have a broader investment style.

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Investment Adviser
Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series (each a “fund” and collectively the “funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon” or “Manager”). On September 30, 2022, Carillon began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.
Carillon, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the funds. Carillon manages, supervises and conducts the business and administrative affairs of the funds. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2024, Carillon and its investment management affiliates collectively had approximately $110.86 billion in assets under management.
The basis for the Board’s approval of each Investment Advisory Agreement with Carillon is included in the funds’ Annual Financial Statements as filed in Form N-CSR with the SEC for the 12 month period ended December 31, 2024. The table below contains the effective investment advisory fee rate for the last fiscal year for each fund as a percentage of each fund’s average daily net assets, which takes into account breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate may decline as assets increase.

	Fee Rates Charged
Fund	Contractual Rate	Waivers	Aggregate Rate
Carillon Chartwell Mid Cap Value Fund	0.65%	-0.45%	0.20%
Carillon Chartwell Small Cap Growth Fund (1)	0.75%	-0.75%	0.00%
Carillon Chartwell Small Cap Value Fund	0.80%	-0.19%	0.61%
Carillon ClariVest Capital Appreciation Fund (1)	0.60%	-0.13%	0.47%
Carillon ClariVest International Stock Fund	0.70%	-0.04%	0.66%
Carillon Eagle Growth & Income Fund	0.47%	0.00%	0.47%
Carillon Eagle Mid Cap Growth Fund	0.51%	0.00%	0.51%
Carillon Eagle Small Cap Growth Fund	0.60%	0.00%	0.60%
Carillon Scout Mid Cap Fund	0.73%	-0.03%	0.70%
Carillon Chartwell Small Cap Fund	0.60%	-0.02%	0.62%
Carillon Chartwell Real Income Fund (1)	0.40%	-0.11%	0.29%
Carillon Chartwell Short Duration High Yield Fund	0.30%	-0.09%	0.21%
Carillon Reams Core Bond Fund	0.35%	-0.19%	0.17%
Carillon Reams Core Plus Bond Fund	0.40%	-0.16%	0.24%
Carillon Reams Unconstrained Bond Fund	0.50%	-0.19%	0.32%
(1) Effective January 18, 2025, the contractual fee rate of the Carillon Chartwell Small Cap Growth Fund has been changed to 0.60% on $0 to $500 million in average daily net assets, 0.55% on $500 million to $1 billion in average daily net assets, and 0.50% on average daily net assets over $1 billion. Effective May 1, 2025: (a) the contractual fee rate of the Carillon ClariVest Capital Appreciation Fund has been changed to 0.50% on $0 to $1 billion in average daily net assets, and 0.45% on average daily net assets over $1 billion; and (b) the contractual fee rate of the Carillon Chartwell Real Income Fund has been changed to 0.30% on $0 to $1.75 billion in average daily net assets, 0.28% on $1.75 billion to $3.5 billion in average daily net assets, and 0.26% on average daily net assets over $3.5 billion.
Each fund has entered into an Administration Agreement with Carillon under which each fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.
Carillon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, either an exemption from regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the National Futures Association or registration is not applicable with respect to the fund, and Carillon is exempt from registration as a commodity trading adviser under Commodity Futures Trading Commission Regulation 4.14(a)(8) with respect to the fund.

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As a fund’s asset levels change, its fees and expenses may differ from those reflected in the fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of a fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2026 as follows:

Contractual Expense Limitations

	Class A	Class C	Class I	Class R‑6

Carillon Chartwell Mid Cap Value Fund	1.20%	1.95%	0.90%	0.80%

Carillon Chartwell Small Cap Growth Fund	1.25%	2.00%	0.95%	0.85%

Carillon Chartwell Small Cap Value Fund	1.35%	2.10%	1.05%	0.95%

Carillon ClariVest Capital Appreciation Fund	1.05%	1.80%	0.75%	0.65%

Carillon ClariVest International Stock Fund	1.25%	2.00%	0.95%	0.85%

Carillon Eagle Growth & Income Fund	1.25%	2.00%	0.95%	0.85%

Carillon Eagle Mid Cap Growth Fund	1.20%	1.95%	0.90%	0.80%

Carillon Eagle Small Cap Growth Fund	1.25%	2.00%	0.95%	0.85%

Carillon Scout Mid Cap Fund	1.25%	2.00%	0.95%	0.85%

Carillon Chartwell Small Cap Fund	1.25%	2.00%	0.95%	0.85%

Carillon Chartwell Real Income Fund	0.85%	1.60%	0.55%	0.45%

Carillon Chartwell Short Duration High Yield Fund	0.79%	1.54%	0.49%	0.39%

Carillon Reams Core Bond Fund	0.75%	1.50%	0.45%	0.35%

Carillon Reams Core Plus Bond Fund	0.80%	1.55%	0.50%	0.40%

Carillon Reams Unconstrained Bond Fund	0.90%	1.65%	0.60%	0.50%
For each fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
The amount of the subadvisory fee paid by Carillon to Chartwell, ClariVest, Eagle or Scout, as applicable, is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon and Carillon provides to these subadvisers any recoupment that Carillon receives from the funds.

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Subadvisers
Carillon has selected the following subadvisers to provide investment advice and portfolio management services to the funds’ portfolios:

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Chartwell, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 serves as the subadviser to the Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund.

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Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the subadviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund.

•	ClariVest, 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as the subadviser to the Carillon ClariVest Capital Appreciation Fund and the Carillon ClariVest International Stock Fund.
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Scout, Inc., 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, serves as the subadviser to the Carillon Scout Mid Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund. Scout’s Reams Asset Management division, 111 Monument Circle, Indianapolis, IN 46204, provides subadvisory services to the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund.

The basis for the Board’s approval of each Subadvisory Agreement is included in the funds’ Annual Financial Statements as filed in Form N-CSR with the SEC for the 12 month period ended December 31, 2024.
The funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers without the approval of fund shareholders, but subject to approval by the Board. Carillon has the ultimate responsibility for overseeing the funds’ subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon and the funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the funds may disclose the aggregate fees payable to Carillon and wholly-owned subadvisers and the aggregate fees payable to unaffiliated subadvisers and subadvisers affiliated with Carillon or RJF, other than wholly-owned subadvisers.
If a fund relies on the order to hire a new subadviser, the fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.
In the future, Carillon may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.
Portfolio Managers
The following portfolio managers are responsible for the day‑to‑day management of the investment portfolio:

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Carillon Chartwell Mid Cap Value Fund and Carillon Chartwell Small Cap Value Fund – T. Ryan Harkins, CFA® and Reid T. Halloran are jointly and primarily responsible for the day-to-day management of the Carillon Chartwell Mid Cap Value Fund and Carillon Chartwell Small Cap Value Fund.

T. Ryan Harkins, CFA®, has 26 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co-managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.
Reid T. Halloran has 18 years of investment experience. Mr. Halloran began serving as Portfolio Manager on January 1, 2024 and has been with Chartwell since 2010 as a Research Analyst. Prior to joining Chartwell in 2010, Reid worked as an Investment Analyst at Aberdeen Asset Management in the North

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American Equities division. Reid earned a Bachelor of Science degree in Business Management from Babson College. He began his investment career in 2006.

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Carillon Chartwell Small Cap Fund and Carillon Chartwell Small Cap Growth Fund – Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are jointly and primarily responsible for the day-to-day management of the Carillon Chartwell Small Cap Fund and the Carillon Chartwell Small Cap Growth Fund.

Frank L. Sustersic, CFA®, has 35 years of investment experience. Mr. Sustersic has been a Senior Portfolio Manager with Chartwell since October 2016 and has managed the Carillon Chartwell Small Cap Growth Fund since 2022 and the Carillon Chartwell Small Cap Fund since 2025. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA® Institute and the CFA® Society of Philadelphia.
Theresa H. Tran, CFA®, has 20 years of investment experience. Ms. Tran has been a Portfolio Manager/Senior Analyst with Chartwell since July 2022 and has managed the Carillon Chartwell Small Cap Growth Fund since 2022 and the Carillon Chartwell Small Cap Fund since 2025. Ms. Tran earned a Bachelor of Business Administration degree from Temple University, Fox School of Business and holds a Chartered Financial Analyst designation. From 2020 to June 2022, Ms. Tran worked as an Equity Research Analyst at Voya Investment Management. Prior to that, she worked as an Investment Analyst from 2017 to March 2020 at Chartwell. In addition, Ms. Tran was previously employed at Merck & Co., Inc. from 2016 – August 2017 where she served as Associate Director of Strategy and Planning; American Century Investments from 2015 – May 2016 where she served as an Investment Analyst; Turner Investments from 2007 – May 2014 where she served as an Analyst; and Towers Watson from 2004 to June 2007 where she served as a Health and Welfare Associate. Ms. Tran is a member of the CFA® Institute and the CFA® Society of Philadelphia.

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Carillon ClariVest Capital Appreciation Fund – Ed Wagner, CFA®, Amanda Freeman, CFA®, C. Frank Feng, Ph.D., and Todd N. Wolter, CFA® are Portfolio Co- Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Wagner and Dr. Feng have been Portfolio Co-Managers of the fund since 2013. Dr. Feng has served as a portfolio manager at ClariVest since co-founding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Dr. Feng was a portfolio manager at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software. Mr. Wolter, Chief Investment Officer – U.S. and Alternative Strategies for ClariVest, provides strategic direction and oversight for the investment process used for the fund and has been a Portfolio Co-Manager of the fund since February 2019. Mr. Wolter has served as Portfolio Co-Manager at ClariVest since co-founding the firm in 2006. Ms. Freeman joined ClariVest in 2017. Prior to joining ClariVest in 2017, Ms. Freeman worked as a Development Officer at the Marine Corps Scholarship Foundation and a Senior Consultant at Booz Allen Hamilton. Ms. Freeman earned a Bachelor of Arts degree in English from Ohio University; a Master of Business Administration from the University of Phoenix; a Master in Public Administration from Harvard Kennedy School; and a Master of Finance from the University of California, San Diego. She began her investment career in 2017.

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Carillon ClariVest International Stock Fund – David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception in 2013, Mr. Turner since 2015, and Ms. Zengeni since April 2021. Mr. Vaughn has served as Portfolio Manager at ClariVest since co-founding it in 2006. Mr. Turner served as Assistant Portfolio Manager of the fund from its inception until 2015. Prior to joining ClariVest in 2008, Mr. Turner served as a Quantitative Analytic Specialist at FactSet Research Systems, Inc. Ms. Zengeni, CFA®, served as Assistant Portfolio Manager of the fund from April 2020 - March 2021, and previously as an Investment Analyst at ClariVest since 2015.

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Carillon Eagle Growth & Income Fund – Brad Erwin, CFA®, Jeffrey D. Bilsky, Michael Rich, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Erwin has served as Managing Director at Eagle since 2025 and has served as the fund’s Portfolio Manager since July 2019. Mr. Bilsky has served as the fund’s Portfolio Manager since August 2023. Mr. Rich has served as the fund’s portfolio manager since May 2025. Mr. Erwin was previously with Eagle Asset Management from 2000 to 2007 and rejoined the firm in 2015. Mr. Erwin has 29 years of investment experience as an Analyst and Portfolio Manager. Mr. Erwin earned a B.S. in Finance from Miami (OH) University and is a CFA® charterholder. Mr. Bilsky is a Portfolio Co-Manager at Chartwell Investment Partners, LLC (“Chartwell”). He is also an employee of Eagle and serves as a Portfolio Manager of the fund in his capacity as an employee of Eagle. Mr. Bilsky has 18 years of investment experience. Mr. Bilsky has been with Chartwell since 2015 and with Eagle since 2023. Prior to joining Chartwell, Mr. Bilsky was employed at Cruiser Capital, a long-short hedge fund, where he served as a Portfolio Analyst. From 2008 to 2011, he was a Vice President in Institutional Sales and Trading at Hudson Securities. Prior to Hudson Securities, he spent two years at Banc of America Securities as an Analyst in Institutional Sales and Trading. Mr. Bilsky holds a Bachelor’s degree from University of Pennsylvania and an MBA from University of Pennsylvania’s Wharton School. Mr. Rich previously served as the fund’s Senior Research Analyst from 2023 through April 2025. Mr. Rich joined Eagle in 2016 and has 18 years of investment experience. Prior to joining Eagle, Mr. Rich served as an Equity Research Associate at Raymond James & Associates. Mr. Rich earned a B.S. in Business Administration from Boston University and is a CFA® charterholder.

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Carillon Eagle Mid Cap Growth Fund – Eric Mintz, CFA®, Dr. Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Mintz since 2011, Dr. Sassouni since 2020 and Mr. Cavanaugh since June 2022. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst since 2005, Dr. Sassouni served as

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Assistant Portfolio Manager of the fund and Vice President of Eagle since 2006 and Senior Research Analyst since 2003 and Mr. Cavanaugh served as Senior Research Analyst of the fund since 2017.
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Carillon Eagle Small Cap Growth Fund – Eric Mintz, CFA®, Dr. Christopher Sassouni, D.M.D., and David Cavanaugh are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Mintz has been Portfolio Manager of the fund since 2011. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Dr. Sassouni has been Portfolio Manager of the fund since 2020. Previously, Dr. Sassouni served as Assistant Portfolio Manager since 2015, Vice President of Eagle since 2006 and Senior Research Analyst since 2003. Mr. Cavanaugh has been Portfolio Manager of the fund since June 2022. Previously, Mr. Cavanaugh served as Senior Research Analyst of the fund since 2017.

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Carillon Scout Mid Cap Fund – Derek M. Smashey, CFA®, John A. Indellicate II, CFA®, Jason J. Votruba, CFA®, and Eric Chenoweth, CFA®, are Portfolio Co-Managers of the fund. Messrs. Smashey, Indellicate, Votruba and Chenoweth are jointly and primarily responsible for the day-to-day management of the fund. Mr. Smashey served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the fund’s predecessor from 2011 and 2013, respectively, to 2017. Mr. Smashey joined Scout in 2006, following previous employment at Nations Media Partners, Inc. from 2003-2006, where he served as an associate director, and Sprint Corporation from 2000-2003 where he served as Internal Consultant. Mr. Smashey earned his Bachelor of Science in Finance from Northwest Missouri State University and his MBA from the University of Kansas. Mr. Smashey is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Mr. Indellicate joined Scout in 2004 and has since served as a quantitative analyst and a securities analyst. He earned his Bachelor of Arts in Economics from Harvard University. Mr. Indellicate is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Previously, Mr. Votruba served as a portfolio manager of the Carillon Chartwell Small Cap Fund since he joined Scout in 2002. Prior to joining Scout, Mr. Votruba provided investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Mr. Votruba earned his Bachelor of Science in Business Administration from Kansas State University. He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Mr. Chenoweth joined Scout in 2011 and has since served as a senior investment analyst. Prior to joining Scout, Mr. Chenoweth was the Director of Global Energy Equity Research for Morningstar, Inc. from 2003-2011. Mr. Chenoweth earned his MBA with a concentration in Accounting and Finance from the Booth School of Business at the University of Chicago and Bachelor of Arts degree in Mathematics and Economics from the University of Chicago. Mr. Chenoweth is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.

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Carillon Chartwell Real Income Fund – T. Ryan Harkins, CFA®, Andrew S. Toburen, CFA®, Thomas R. Coughlin, CFA®, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA® , Christine F. Williams, and Reid T. Halloran are jointly and primarily responsible for the day-to-day management of the Carillon Chartwell Real Income Fund.

T. Ryan Harkins, CFA®, has 26 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co-managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.
Andrew S. Toburen, CFA®, has 30 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA® Institute and the CFA® Society of Philadelphia.
Thomas R. Coughlin, CFA®, CMT, has 19 years of investment experience. Mr. Coughlin is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2008. Prior to joining Chartwell, Tom was employed at Janney Montgomery Scott, LLC. He held multiple analyst positions at Janney Montgomery Scott, LLC. Mr. Coughlin holds a Bachelor’s degree from Swarthmore College and is a Chartered Financial Analyst and a Chartered Market Technician.
Jeffrey D. Bilsky, has 19 years of investment experience. Mr. Bilsky is a Portfolio Co-Manager and has been with Chartwell since 2015. Prior to joining Chartwell, Mr. Bilsky was employed at Cruiser Capital, a long-short hedge fund, where he served as a Portfolio Analyst. From 2008 to 2011, he was a Vice President in Institutional Sales and Trading at Hudson Securities. Prior to Hudson Securities, he spent two years at Banc of America Securities as an Analyst in Institutional Sales and Trading. Mr. Bilsky holds a Bachelor’s degree from University of Pennsylvania and an MBA from University of Pennsylvania’s Wharton School.
John M. Hopkins, CFA®, has 33 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA® Institute and the CFA® Society of Philadelphia.

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Christine F. Williams, has 36 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA® Institute and the CFA® Society of Philadelphia.
Reid T. Halloran has 18 years of investment experience. Mr. Halloran began serving as Portfolio Manager on January 1, 2024 and has been with Chartwell since 2010 as a Research Analyst. Prior to joining Chartwell in 2010, Reid worked as an Investment Analyst at Aberdeen Asset Management in the North American Equities division. Reid earned a Bachelor of Science degree in Business Management from Babson College. He began his investment career in 2006.

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Carillon Chartwell Short Duration High Yield Fund – Andrew S. Toburen, CFA®, John M. Hopkins, CFA®, and Christine F. Williams are jointly and primarily responsible for the day-to-day management of the Carillon Chartwell Short Duration High Yield Fund.

Andrew S. Toburen, CFA®, has 30 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA® Institute and the CFA® Society of Philadelphia.
John M. Hopkins, CFA®, has 33 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA® Institute and the CFA® Society of Philadelphia.
Christine F. Williams, has 36 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA® Institute and the CFA® Society of Philadelphia.

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Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund – Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of each fund and Todd C. Thompson, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co‑Managers of each fund since each fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co‑Manager of each fund since April 2018. Tilak “Dimitri” Silva, CFA®, has served as Portfolio Co-Manager of each fund since March 2021. Neil Aggarwal has served as Portfolio Co-Manager of each fund since March 2023. Messrs. Egan, Thompson, Holland, Hoyer, Silva and Aggarwal are jointly and primarily responsible for the day‑to‑day management of each fund. Mr. Egan served as the Lead Portfolio Manager of the Carillon Reams Core Bond Fund’s predecessor and Mr. Thompson served as Portfolio Co‑Manager of the Carillon Reams Core Bond Fund’s predecessor from its inception in 2001 to 2017. Mr. Holland served as Portfolio Co‑Manager of the Carillon Reams Core Bond Fund’s predecessor from 2014 to 2017. Mr. Egan served as Lead Portfolio Manager of the Carillon Reams Core Plus Bond Fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson and Holland served as Portfolio Co‑Managers of the Carillon Reams Core Plus Bond Fund’s predecessor from 2000, 2001, 2009 and 2014, respectively, to 2017. Mr. Egan served as Lead Portfolio Manager of the Carillon Reams Unconstrained Bond Fund’s predecessor and Mr. Thompson served as Portfolio Co‑Manager of the Carillon Reams Unconstrained Bond Fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Portfolio Co‑Manager of the Carillon Reams Unconstrained Bond Fund’s predecessor from 2014 to 2017.

Mr. Egan joined Scout in 2010. He oversees the entire fixed income division of Scout, Reams Asset Management, and retains oversight over all investment decisions. Mr. Egan was a portfolio manager of Reams Asset Management Company, LLC from 1994 until 2010 and was a portfolio manager of Reams Asset Management Company, Inc. from 1990 until 1994. Mr. Egan was a portfolio manager of National Investment Services until 1990. He is a CFA® charterholder and a member of the CFA® Institute.
Mr. Thompson joined Scout in 2010. He assumed the role of deputy chief investment officer in 2023. Mr. Thompson was a portfolio manager at Reams from 2001 until 2010. He was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and was a portfolio manager at the Ohio Public Employees Retirement System from 1994 until 1999. Mr. Thompson is a CFA® charterholder and a member of the CFA® Institute.

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Mr. Holland joined Scout in 2010 and became a portfolio manager in 2014. He was a portfolio analyst at Scout from 2010 until 2014 and at Reams from 2002 until 2010. Prior to joining the firm, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group. He is a CFA® charterholder and a member of the CFA® Institute.
Mr. Hoyer joined Scout in 2015 as a fixed income credit analyst and became a portfolio manager in April 2018. Prior to joining Reams, the fixed income division of Scout, in 2015, Mr. Hoyer was a senior credit analyst at 40 | 86 Advisors and a director in the research department at Fiduciary Management Associates. He is a CFA® charterholder and a member of the CFA® Institute.
Mr. Silva joined Scout in March 2021 as a portfolio manager. Prior to joining the firm, Mr. Silva was a portfolio manager at AllianceBerstein, L.P., since 2013 and lead portfolio manager since 2018. He is a CFA® charterholder and a member of the CFA® Institute.
Mr. Aggarwal joined Scout in November 2022 as Head of Securitized Products and became a portfolio manager in 2023. Prior to joining the firm, Mr. Aggarwal was a portfolio manager at Verition Fund Management from 2021 to 2022 and was the Deputy Chief Investment Officer and Head of Trading at Semper Capital Management from 2017 to 2020.
Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).
Prior Performance of Similar Accounts for the Carillon Chartwell Real Income Fund
Chartwell has managed a proprietary separate account (“Account”) in the strategy of the Real Income Fund since January 2, 2017 using substantially similar investment objectives, policies and strategies as those of the Real Income Fund. Carillon acquired Chartwell on May 31, 2022, in connection with the acquisition by RJF, Carillon’s parent company, of TriState Capital Holdings, Inc. and its affiliated companies. The performance information has been provided by Chartwell and includes a comparison of the Account’s returns to those of a broad-based securities market index to which the Real Income Fund’s returns are compared, as well as an additional market index with characteristics that are similar to those of the Real Income Fund.
The performance of the Account does not represent the historical performance of the Real Income Fund. The other accounts in the Account are separate and distinct from the Real Income Fund, and the performance of the Account should not be considered indicative of the past or future performance of the Real Income Fund, nor should it be considered a substitute for the Real Income Fund’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Account are not registered mutual funds and are not subject to the same types of expenses as the Real Income Fund, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Account. Notwithstanding these differences, the accounts in the Account and the Real Income Fund are substantially similar from an investment perspective. The Account includes all accounts managed by Chartwell with substantially similar investment objectives, policies, and strategies as those of the Real Income Fund.
The performance of the Account does not reflect the deduction of sales loads fees or other direct or indirect expenses because there are no sales loads or other fees or expenses associated with Chartwell’s services to the Account. The performance of the Account has not been adjusted to reflect the expenses of the Real Income Fund. The Real Income Fund’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the highest total fees and expenses charged to the accounts in the Account. If the Real Income Fund’s higher expenses were reflected for the accounts in the Account, the Account performance presented would be lower. The Account’s rate of return includes the reinvestment of all income.
The Account’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Account’s return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average annual total returns (for the period ended December 31, 2024)

	2017	2018	2019	2020	2021	2022	2023	2024	5-yrs	Since Inception (12/31/2016)

Chartwell Real Return Account (gross)	4.59%	-0.17%	9.18%	7.51%	9.19%	-5.40%	5.88%	8.93%	5.09%	4.75%

Bloomberg U.S. Aggregate Bond Index	3.55%	0.02%	8.73%	7.50%	-1.55%	-13.02%	5.53%	1.27%	-0.33%	1.29%

Bloomberg US TIPS Index	3.01%	-1.26%	8.43%	10.99%	5.96%	-11.85%	3.90%	1.84%	1.87%	2.41%

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Distributor
Carillon Fund Distributors, Inc.® (“Distributor”), a subsidiary of Eagle Asset Management, Inc., serves as the distributor of the funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.
Rule 12b‑1 Distribution Plan
Each fund has adopted a distribution plan for each share class under Rule 12b‑1. The distribution plans allow a fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the funds’ distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares, except for the Capital Appreciation Fund and the Growth & Income Fund which are authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. Each fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the fund’s distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares. Each fund’s Board has approved current fees of 1.00% on Class C shares.
The funds currently do not incur any direct distribution expenses related to Class I or Class R‑6 shares. However, Carillon or any third party may make payments for the sale and distribution of Class I or Class R‑6 shares from its own resources.
Payments to Financial Intermediaries
Carillon, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the funds. Carillon or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b‑1 fees. The Board, Carillon or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon, the Distributor and/or an Affiliate.
Carillon or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. Carillon and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the funds. The benefits that Carillon and its Affiliates receive when these payments are made include, among other things, placing the funds on the financial adviser’s fund sales system, possibly placing the funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its “sales shelf”). Carillon and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon or its Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Carillon or its Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.
Carillon or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon’s or its Affiliates’ personnel may make presentations on the funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or otherwise would be a direct obligation of the funds. The funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out‑of‑pocket expenses.

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Payments from Carillon or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.
Carillon and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Carillon and its Affiliates benefit from the incremental management and other fees paid to Carillon and its Affiliates by the funds with respect to those assets. The funds may reimburse Carillon for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.
In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Carillon or its Affiliates or the funds, as well as about fees and/or commissions it charges.
The funds do not pay any distribution, shareholder servicing, sub-transfer agency or administrative fees to financial intermediaries on Class R-6 shares.

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Your Investment
Choosing a Share Class
Each fund offers Class A, Class C, Class I, and Class R‑6 shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. Some factors you might consider when choosing a share class include:

•	the length of time you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future; and

•	the availability of the share classes.
You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.
Class A Shares
You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b‑1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

	Sales Charge for Equity Funds (Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund):

Your Investment in Equity Funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000‑$49,999.99	4.25%	4.44%	3.75%
$50,000‑$99,999.99	3.75%	3.90%	3.25%
$100,000‑$249,999.99	3.25%	3.36%	2.75%

$250,000‑$499,999.99	2.50%	2.56%	2.00%
$500,000‑$999,999.99	1.50%	1.52%	1.25%

$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

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	Sales Charge for Fixed Income Funds (Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Bond Fund):

Your Investment in fixed income funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000‑$49,999.99	3.25%	3.44%	2.75%
$50,000‑$99,999.99	2.75%	2.90%	2.25%
$100,000‑$249,999.99	2.25%	2.36%	1.75%

$250,000‑$499,999.99	1.50%	1.56%	1.00%
$500,000‑$999,999.99	0.50%	0.52%	0.25%

$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section
(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.
(b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
Former Class Y shareholders whose Class Y shares were converted to Class A shares are eligible to purchase additional Class A shares without a sales charge.
Class C Shares
You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to Class A Shares for all purchases that have surpassed their 8-year anniversary date. Your financial intermediary may have a conversion policy that will automatically convert your shares sooner than 8 years. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.
Sales Charge Reductions
To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the funds of your eligibility at the time of purchase. If you or your financial adviser does not let the funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the funds with information and records (including account statements) of all relevant accounts invested in the funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the funds know at the time you redeem shares that you qualify for such a waiver.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
The funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.

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Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement – including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

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Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.
Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13‑month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13‑month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. For Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Eagle Small Cap Growth, Mid Cap and Small Cap shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. Shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period for Real Income, Short Duration High Yield, Core Bond, Core Plus Bond and Unconstrained. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.
Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

•
The Manager, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of the Manager; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in‑law relationships) and beneficial accounts;

•
Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•
Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.

Ameriprise Financial, Inc. (“Ameriprise”)
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this prospectus or the SAI.
•	Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;

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•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges;

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.; and ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Robert W. Baird & Co. (“Baird”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front‑End Sales Charge Waivers on Investors A‑shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
•
Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement);

•
A shareholder in the funds’ Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the funds’ Prospectus;
•	Shares bought due to returns of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the funds’ prospectus;

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and
•	Shares acquired through a right of reinstatement.

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Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this prospectus;
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13‑month period of time.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney;
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement);

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans; and

•
Shares acquired through a right of reinstatement; and Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Shares purchased in connection with a return of excess contributions from an IRA account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations;

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney;
•	Shares acquired through a right of reinstatement; and
•	Shares exchanged into the same share class of a different fund.
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus;
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

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Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy;

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts;

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts;
•	Shares purchased through rights of reinstatement;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); and
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion at J.P. Morgan Securities LLC

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	Shares purchased in connection with a return of excess contributions from an IRA account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code; and
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus;
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets; and

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).
Merrill Lynch (“Merrill”)
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds (the referenced Merrill documents and website do not form a part of this prospectus). Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

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Front‑end Load Waivers available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Shares purchased through a Merrill investment advisory program;
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;
•	Shares purchased through the Merrill Edge Self-Directed platform;
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account;
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement;
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees); and
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3));
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;
•	Shares sold due to return of excess contributions from an IRA account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation; and
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front‑end load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement;

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household; and

•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

Morgan Stanley Wealth Management
Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•	Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same fund;
•	Shares purchased through a Morgan Stanley self-directed brokerage account;

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•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)
Effective June 15, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;
•	Shares purchased through a OPCO affiliated investment advisory program;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement);

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

•	Employees and registered representatives of OPCO or its affiliates and their family members; and
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	Return of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus;

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and
•	Shares acquired through a right of reinstatement.
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus; and
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds’ prospectus or SAI.
Front‑end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program;

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•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement); and

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Return of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus;

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus;
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front‑end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures; and
•	All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or SAI still apply.
Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.
Investments of $1,000,000 or more in Class A shares | Carillon, the Distributor or one or more of their Affiliates may pay a one‑time up‑front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.
Any purchase for which the one‑time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Former Class Y shareholders whose Class Y shares were converted to Class A shares are not subject to the CDSC on redemptions of Class A shares. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, rjinvestmentmanagement.com.

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Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.
To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.
The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;
•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•	Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.
Reinstatement Privilege
If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.
Investing in Class A shares and Class C shares
The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$100	No minimum
A fund may waive these minimum requirements at its discretion. Contact the funds or your financial adviser for further information.
Class I Shares
Class I shares are available to individual investors and qualified institutions with a minimum investment of $1,000. A fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.
Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.
Class I shares have no initial sales charge, deferred sales charge or 12b‑1 fees. Class I shares may be available on brokerage platforms of firms that have agreements with the funds’ principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the funds are not parties to any such commission arrangement between you

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and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable fund nor are they reflected in the performance information shown in the prospectus for the funds because they are not charged by the funds. Each fund also offers other share classes with different fees and expenses.
Class R‑6 Shares
Class R-6 shares generally are available only to the following accounts that have $1,000,000 or more in assets invested in the R-6 shares of the fund family. A fund at its discretion may waive this minimum amount:

•	Funds-of-funds;
•	Retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
•
A bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

•	Clients of investment advisory fee-based wrap programs;
•	Traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts;
•	High-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary; and
•	Current holders of Class R-6 shares of any Fund.
Class R-6 shares are not available to retail accounts or to broker-dealer fee-based wrap programs. Initial and subsequent purchase minimums for individual plan participants are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the funds and may charge its plan participants a fee for this service. Class R-6 shares have no initial sales charge or deferred sales charge. Class R-6 have no 12b-1 fees.
How To Invest
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a purchase request.
Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf. Availability of these options may be limited by your financial adviser or institution.
By mail | You may invest in a fund by completing and signing an account application from your financial adviser, through our website, rjinvestmentmanagement.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front‑end sales charge. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The funds will not accept payment in cash or money orders. The funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail (Prior to June 2, 2025) Carillon Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight delivery (Prior to June 2, 2025) Carillon Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, Third Floor Milwaukee, WI 53202-5207

Regular mail (Effective June 2, 2025) Carillon Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight delivery (Effective June 2, 2025) Carillon Family of Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
Note: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

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The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the funds, for any payment that is returned. It is the policy of the funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The funds reserve the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).
Through our website | You can make additional purchases through our website, rjinvestmentmanagement.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.

•
From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the funds’ transfer agent will charge a $25 fee to your account. The funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•
Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By direct deposit | For Class A shares, Class C shares and Class I shares, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:
U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88‑ _ _ _ _ ‑0‑ _ _ _ _ _ _ _ _ _ _
    Fund Number  Account Number
The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

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Credit: U.S. Bancorp Fund Services, LLC Account #112‑952‑137	Further Credit: (name and share class of fund to be purchased) (shareholder registration) (shareholder account number)
Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How To Sell Your Investment
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a redemption request.
Class A shares, Class C shares and Class I shares | You can sell (redeem) Class A, Class C shares and Class I shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of a fund’s shareholders. Shares are not subject to a redemption fee.
Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.
You may contact your financial adviser or the funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.
By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In writing” section below).
In writing | You may sell shares of a fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number

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of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail (Prior to June 2, 2025)	Overnight delivery (Prior to June 2, 2025)
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Regular mail (Effective June 2, 2025)	Overnight delivery (Effective June 2, 2025)
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
Note: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee, from either a Medallion program member or a non‑Medallion program member, of each owner is required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days; and/or
•	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.
In addition to the situations described above, the funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Non‑financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
The funds reserve the right to waive any signature requirement at their discretion.
Through our website | For certain accounts, you may sell shares through our website, rjinvestmentmanagement.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once an online transaction has been placed, it cannot be canceled or modified.
Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the funds or through our website, rjinvestmentmanagement.com) and send that form to the transfer agent. The funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.
If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the funds. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

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A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.
How To Exchange Your Shares
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place an exchange request.
You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the funds or through our website, rjinvestmentmanagement.com. You may exchange your shares by calling your financial adviser or the funds if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax‑deferred arrangement), and a purchase of shares of the fund into which you are exchanging.
Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
You may be able to convert your shares of a fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of a fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee‑based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A or Class I shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class and meet the conditions of the receiving fund. Please contact the funds or your financial adviser for additional information.
Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Valuing Your Shares
The price at which an order to purchase or sell a fund’s shares is effected is based on the NAV per share of each class of a fund next calculated after the order is placed, plus any applicable sales charge. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the funds are not required to recalculate their NAV. The funds do not price their shares on days that the NYSE is closed.
Generally, portfolio securities for which market quotations are readily available are valued at market value; however, the market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. All other securities and assets for which market quotations are unavailable or unreliable are valued at their fair value in good faith using the investment adviser’s Pricing and Valuation Procedures (“Procedures”), which have been approved by the Board. For example, small-cap securities that are thinly traded or illiquid may be fair valued. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate

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factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a fund must fair value a security.
The Valuation Rule permits a fund’s board to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations.
The Board has designated Carillon as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. Carillon performs these duties through a Valuation Committee, comprised of employees of Carillon and/or its wholly-owned affiliates. Carillon’s Valuation Committee monitors for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee will determine such securities’ fair value in accordance with the Procedures. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•
Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•
Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered, such as institution‑size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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Account and Transaction Policies
Doing Business with the Funds
Timing of orders | All orders to purchase or sell shares are executed at the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the funds in compliance with their contractual deadline.
Good order requirements | For the funds to process a request, it must be in “good order.” Good order means that Carillon has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:

•	The shareholder’s name;
•	The name of the fund;
•	The account number;
•	The share or dollar amount to be transacted; and
•	The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.
Account registration options | Carillon offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the funds or through our website, rjinvestmentmanagement.com.
Customer identification and verification procedures | The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the funds to close or suspend further activity in an account.
Shares of the funds have not been registered for sale outside of the United States and U.S. territories. The funds generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non‑individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the funds.
Restrictions on orders | The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, rjinvestmentmanagement.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.
Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the funds will accept telephone instructions from any one owner or authorized person.

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Account and Transaction Policies
PROSPECTUS | 5.1.2025

Payment of redemption proceeds | The funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the funds’ line of credit and other available methods. The funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption‑in‑kind) in stressed market conditions and other appropriate circumstances. To the extent the funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the funds and the risk that there may not be a liquid market for those securities.
Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the funds to complete a Texas Designation of Representative form.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Stock Fund may reflect price differentials because it invests significantly in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund’s recognized net capital gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the funds have adopted the following guidelines:

•	The funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•
The funds may reject any purchase or exchange orders, in whole or in part, that in their opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The funds may consider the trading history of accounts under common ownership or control in this determination.

•
All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the funds or through a financial intermediary. The funds reserve the right to reject combined or omnibus orders in whole or in part.

•
The funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

While the funds apply these policies, there is no guarantee that all market timing will be detected.
Disclosure of portfolio holdings | Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the funds’ policy is included in the SAI. Portfolio information can be found on our website, rjinvestmentmanagement.com.
Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you

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Account and Transaction Policies
PROSPECTUS | 5.1.2025

receive your confirmations and statements and immediately notify the funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, rjinvestmentmanagement.com.
Householding | In an effort to decrease costs, the funds intend to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Dividends, Other Distributions and Taxes
General | Each fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except Growth & Income Fund, which distributes dividends to its shareholders quarterly and Real Income Fund, Short Duration High Yield Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, which distribute dividends to their shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non‑corporate shareholders (each, a “non‑corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $533,400, ($600,050 for married shareholders filing jointly) and 20% for non‑corporate shareholders with taxable income exceeding those respective amounts, which apply for 2025 and will be adjusted for inflation annually. Qualified dividend income consists of dividends received from U.S. corporations and certain qualifying non-U.S. corporations when the fund satisfies certain holding period requirements with respect to the shares on which such dividends are paid.
Each fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.
Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.
A fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each fund reserves the right to reinvest the amount of the distribution check in your account, at the fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the funds at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.

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Account and Transaction Policies
PROSPECTUS | 5.1.2025

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non‑corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non‑corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions a fund pays and net gains realized on a redemption or exchange of a fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in a fund (or funds).
Withholding taxes | If you are a non‑corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, rjinvestmentmanagement.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.
Each fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). Each fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each fund’s “default method,” unless you contact the fund to select a different IRS‑accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.
Additional Information
The Board oversees generally the operations of the funds. The Trust enters into contractual arrangements with various parties, including among others, the funds’ manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

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Account and Transaction Policies
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This Prospectus provides information concerning the funds that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

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Carillon Mutual Funds
PROSPECTUS | 5.1.2025

Description of Indices
The Bloomberg Intermediate US Government/Credit Index tracks the performance of intermediate term U.S. government and corporate bonds.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Bloomberg U.S. TIPS Index is a market-value-weighted index that measures the performance of U.S. Treasury Inflation Protected Securities (“TIPS”). This index tracks the performance of U.S. TIPS, which are designed to protect investors from inflation by adjusting their principal value in response to changes in the Consumer Price Index (CPI).
The ICE BofA 1-3 Year BB US Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.
The ICE BofA US 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
The MSCI ACWI ex-US Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of large- and mid-cap securities in developed and emerging market countries excluding the United States.
The Russell 1000® Growth Index measures the performance of the large‑cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price‑to‑book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2000® Growth Index measures the performance of the small‑cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price‑to‑value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2000® Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecasted medium term (2 year) growth and lower sales per share historical growth (5 years).
The Russell 3000® Index measures the performance of 3,000 stocks and includes all large-cap, mid-cap and small-cap US equities, along with some microcap stocks. The index is designed to represent approximately 98% of investable US equities by market capitalization.
The Russell Midcap® Index measures the performance of the mid‑cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell Midcap® Growth Index measures the performance of the mid‑cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price‑to‑book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with relatively lower price-to-book ratios, lower I/B/E/S forecasted medium term (2 year) growth and lower sales per share historical growth (5 years).
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

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Carillon Mutual Funds
PROSPECTUS | 5.1.2025

Fund Symbols, CUSIPs and Codes

Fund	Class	Symbol	CUSIP	Fund Code

Carillon Chartwell Mid Cap Value Fund	A	BERAX	14214M393	5923
	C	BERBX	14214M385	5924
	I	BERCX	16140T301	5758
	R‑6	BERDX	14214M377	5925
Carillon Chartwell Small Cap Growth Fund	A	CWSAX	14214M369	5926
	C	CWSBX	14214M351	5927
	I	CWSGX	16140T608	5762
	R‑6	CWSRX	14214M344	5928
Carillon Chartwell Small Cap Value Fund	A	CWSCX	14214M336	5920
	C	CWSHX	14214M328	5921
	I	CWSIX	16140T509	5763
	R‑6	CWSWX	14214M310	5922
Carillon ClariVest Capital Appreciation Fund	A	HRCPX	14214L106	3850
	C	HRCCX	14214L205	3851
	I	HRCIX	14214L304	3852
	R-6	HRCUX	14214L601	3855
Carillon ClariVest International Stock Fund	A	EISAX	14214L825	3946
	C	EISDX	14214L817	3947
	I	EISIX	14214L791	3948
	R-6	EISVX	14214L767	3951
Carillon Eagle Growth & Income Fund	A	HRCVX	14214L809	3868
	C	HIGCX	14214L882	3869
	I	HIGJX	14214L874	3870
	R‑6	HIGUX	14214L841	3873
Carillon Eagle Mid Cap Growth Fund	A	HAGAX	14214L668	3904
	C	HAGCX	14214L650	3905
	I	HAGIX	14214L643	3906
	R‑6	HRAUX	14214L619	3909
Carillon Eagle Small Cap Growth Fund	A	HRSCX	14214L510	3931
	C	HSCCX	14214L494	3932
	I	HSIIX	14214L486	3933
	R‑6	HSRUX	14214L452	3936

Fund	Class	Symbol	CUSIP	Fund Code

Carillon Scout Mid Cap Fund	A	CSMEX	14214M807	4142
	C	CSMFX	14214M880	4143
	I	UMBMX	14214M872	4064
	R‑6	CSMUX	14214M849	4146
Carillon Chartwell Small Cap Fund	A	CSSAX	14214M823	4148
	C	CSSJX	14214M815	4149
	I	UMBHX	14214M799	4065
	R‑6	CSSVX	14214M765	4152
Carillon Chartwell Real Income Fund	A	BERGX	14214M468	5929
	C	BERHX	14214M450	5930
	I	BERIX	16140T202	5759
	R‑6	BERSX	14214M443	5931
Carillon Chartwell Short Duration High Yield Fund	A	CWFAX	14214M435	5916
	C	CWFCX	14214M427	5917
	I	CWFIX	16140T400	5761
	R‑6	CWFRX	14214M419	5918
Carillon Reams Core Bond Fund	A	CRCBX	14214L270	4160
	C	CRCDX	14214L262	4161
	I	SCCIX	14214L254	4067
	R‑6	CRCUX	14214L221	4164
Carillon Reams Core Plus Bond Fund	A	SCPDX	14214M666	4165
	C	SCPEX	14214M658	4166
	I	SCPZX	14214M641	4069
	R‑6	SCPWX	14214M617	4169
Carillon Reams Unconstrained Bond Fund	A	SUBDX	14214M740	4170
	C	SUBEX	14214M732	4171
	I	SUBFX	14214M724	4071
	R‑6	SUBTX	14214M682	4174

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Financial Highlights
PROSPECTUS | 5.1.2025

The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, or Class R-6 share. Prior to April 26, 2024, the Class I shares of the Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund were designated as Class Chartwell shares. Effective on or about the close of business on March 1, 2024, for the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund, Class Y shares were combined into Class A shares, and Class R-3 and Class R-5 shares were combined into Class I shares.
Based upon the commencement of operations for some of the fund and/or share classes, there may be less than five years’ worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and other distributions). This table is a part of the fund’s financial statements, which are included in the annual report and semi-annual reports for Carillon Series Trust, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request).
For the Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund (the “Carillon Chartwell Funds”), the financial statements for the period ended December 31, 2024, were audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, whose report is included in the funds’ annual Form N-CSR, which you may obtain upon request. The financial information for the Carillon Chartwell Funds for the fiscal years ended October 31, 2020, for the fiscal period ended December 31, 2020, and for the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023 was audited by the prior independent registered public accounting firm for the funds or a Chartwell Predecessor Fund (as defined below). Each Chartwell Predecessor Fund is the accounting and tax survivor as a result of the reorganizations. Accordingly, the financial highlights of each fund through June 30, 2022 represents the financial history of the corresponding Chartwell Predecessor Fund. Prior to the reorganizations, no fund had any investment operations.
For the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund, the financial statements in the annual report were audited by PwC, whose report is included in the funds’ annual Form N-CSR, which you may obtain upon request.
Per share data for a share outstanding throughout each year/period

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains		Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Chartwell Mid Cap Value Fund
Class A*
04/26/24	12/31/24	$17.44	$0.10	$1.46	$1.56	$(0.14)	$(2.06)		$(2.20)	$16.80	1.20	1.59	0.80	51	8.97	$0
Class C*
04/26/24	12/31/24	17.44	0.01	1.46	1.47	(0.05)	(2.05)		(2.10)	16.81	1.95	2.34	0.05	51	8.43	0
Class I*
01/01/24	12/31/24	17.09	0.18	1.77	1.95	(0.19)	(2.06)		(2.25)	16.79	0.90	1.35	1.02	51	11.45	23
01/01/23	12/31/23	16.50	0.07	1.07	1.14	(0.13)	(0.42)		(0.55)	17.09	0.90	1.49	0.40	33	6.90	24
01/01/22	12/31/22	18.88	0.19	(2.38)	(2.19)	(0.18)	(0.01)		(0.19)	16.50	0.90	1.29	1.15	27	(11.63)	41
01/01/21	12/31/21	14.92	0.11	3.96	4.07	(0.11)	—		(0.11)	18.88	0.90	1.29	0.68	15	27.30	38
11/01/20	12/31/20	13.12	0.03	1.94	1.97	(0.17)	—		(0.17)	14.92	0.90	1.56	1.25	3	15.00	29
11/01/19	10/31/20	15.54	0.19	(2.28)	(2.09)	(0.18)	(0.15)		(0.33)	13.12	0.90	1.47	1.40	35	(13.81)	25
Class R-6*
04/26/24	12/31/24	17.44	0.15	1.45	1.60	(0.19)	(2.06)		(2.25)	16.79	0.80	1.34	1.20	51	9.23	0
Carillon Chartwell Small Cap Growth Fund
Class A*
04/26/24	12/31/24	14.84	(0.08)	3.17	3.09	(0.36)	(0.68)		(1.04)	16.89	1.35	2.83	(0.68)	60	20.88	0
Class C*
04/26/24	12/31/24	14.84	(0.16)	3.17	3.01	(0.29)	(0.68)		(0.97)	16.88	2.10	3.27	(1.42)	60	20.30	0
Class I*
01/01/24	12/31/24	13.22	(0.06)	4.81	4.75	(0.40)	(0.68)		(1.08)	16.89	1.05	2.24	(0.37)	60	36.02	31
01/01/23	12/31/23	10.80	(0.02)	2.44	2.42	—	—		—	13.22	1.05	2.39	(0.20)	72	22.41	17
01/01/22	12/31/22	16.36	(0.08)	(4.96)	(5.04)	—	(0.52)		(0.52)	10.80	1.05	1.82	(0.54)	80	(30.83)	16
01/01/21	12/31/21	17.29	(0.15)	2.78	2.63	(0.01)	(3.55)		(3.56)	16.36	1.05	1.47	(0.88)	61	16.47	28
11/01/20	12/31/20	15.22	(0.01)	3.24	3.23	—	(1.16)		(1.16)	17.29	1.05	1.76	(0.58)	24	21.20	27
11/01/19	10/31/20	11.78	(0.09)	3.53	3.44	—	—	+	—	15.22	1.05	1.73	(0.56)	104	29.25	23
Class R-6*
04/26/24	12/31/24	14.84	(0.03)	3.17	3.14	(0.42)	(0.68)		(1.10)	16.88	0.95	2.27	(0.27)	60	21.23	0
Carillon Chartwell Small Cap Value Fund
Class A*
04/26/24	12/31/24	19.07	0.11	2.18	2.29	(0.16)	(6.10)		(6.26)	15.10	1.35	1.42	0.82	44	12.16	0
Class C*
04/26/24	12/31/24	19.07	0.01	2.18	2.19	(0.06)	(6.07)		(6.13)	15.13	2.10	2.17	0.07	44	11.60	0
Class I*
01/01/24	12/31/24	19.27	0.18	1.96	2.14	(0.20)	(6.11)		(6.31)	15.10	1.05	1.24	0.88	44	11.25	76
01/01/23	12/31/23	17.75	0.09	2.09	2.18	(0.21)	(0.45)		(0.66)	19.27	1.05	1.26	0.48	27	12.30	143
01/01/22	12/31/22	19.90	0.10	(2.04)	(1.94)	—	(0.21)		(0.21)	17.75	1.05	1.17	0.54	24	(9.71)	150
01/01/21	12/31/21	17.75	0.10	4.16	4.26	(0.10)	(2.01)		(2.11)	19.90	1.05	1.15	0.45	20	24.42	183
11/01/20	12/31/20	14.75	0.04	3.09	3.13	(0.13)	—		(0.13)	17.75	1.05	1.21	1.32	2	21.23	177
11/01/19	10/31/20	18.67	0.13	(3.37)	(3.24)	(0.14)	(0.54)		(0.68)	14.75	1.05	1.18	0.81	30	(18.16)	148
Class R-6*
04/26/24	12/31/24	19.07	0.18	2.16	2.34	(0.20)	(6.11)		(6.31)	15.10	0.95	1.06	1.20	44	12.45	0

170 | rjinvestmentmanagement.com

Financial Highlights
PROSPECTUS | 5.1.2025

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
01/01/24	12/31/24	$ 45.42	$ (0.20)	$ 16.32	$ 16.12	$ —	$ (6.95)	$ (6.95)	$ 54.59	1.00	1.10	(0.37)	22	35.36	$ 222
11/01/23	12/31/23	44.17	(0.01)	6.60	6.59	—	(5.34)	(5.34)	45.42	1.00	1.21	(0.12)	4	14.87	181
11/01/22	10/31/23	46.16	(0.07)	5.83	5.76	—	(7.75)	(7.75)	44.17	1.00	1.16	(0.16)	31	15.90	161
11/01/21	10/31/22	64.23	(0.07)	(13.68)	(13.75)	—	(4.32)	(4.32)	46.16	1.00	1.13	(0.13)	31	(22.87)	156
11/01/20	10/31/21	51.65	(0.08)	20.42	20.34	(0.05)	(7.71)	(7.76)	64.23	1.00	1.11	(0.14)	20	43.42	222
11/01/19	10/31/20	43.14	0.04	9.19	9.23	(0.13)	(0.59)	(0.72)	51.65	1.00	1.15	0.08	31	21.63	170
Class C*
01/01/24	12/31/24	23.29	(0.31)	8.35	8.04	—	(3.54)	(3.54)	27.79	1.75	1.83	(1.12)	22	34.39	9
11/01/23	12/31/23	22.68	(0.04)	3.39	3.35	—	(2.74)	(2.74)	23.29	1.75	1.95	(0.87)	4	14.71	8
11/01/22	10/31/23	27.77	(0.20)	2.86	2.66	—	(7.75)	(7.75)	22.68	1.75	1.89	(0.90)	31	15.05	7
11/01/21	10/31/22	40.66	(0.29)	(8.28)	(8.57)	—	(4.32)	(4.32)	27.77	1.75	1.86	(0.88)	31	(23.45)	9
11/01/20	10/31/21	35.39	(0.32)	13.30	12.98	—	(7.71)	(7.71)	40.66	1.75	1.86	(0.89)	20	42.34	14
11/01/19	10/31/20	29.87	(0.21)	6.32	6.11	—	(0.59)	(0.59)	35.39	1.75	1.89	(0.66)	31	20.71	13
Class I*
01/01/24	12/31/24	49.57	(0.04)	17.83	17.79	(0.00)	(7.61)	(7.61)	59.75	0.70	0.85	(0.07)	22	35.76	251
11/01/23	12/31/23	48.17	0.02	7.20	7.22	(0.00)	(5.82)	(5.82)	49.57	0.70	0.95	0.18	4	14.96	213
11/01/22	10/31/23	49.55	0.07	6.36	6.43	(0.06)	(7.75)	(7.81)	48.17	0.70	0.91	0.14	31	16.24	191
11/01/21	10/31/22	68.46	0.10	(14.67)	(14.57)	(0.02)	(4.32)	(4.34)	49.55	0.70	0.88	0.18	31	(22.65)	213
11/01/20	10/31/21	54.56	0.09	21.70	21.79	(0.18)	(7.71)	(7.89)	68.46	0.70	0.87	0.15	20	43.87	400
11/01/19	10/31/20	45.52	0.19	9.70	9.89	(0.26)	(0.59)	(0.85)	54.56	0.70	0.89	0.39	31	22.00	276
Class R-6*
01/01/24	12/31/24	48.46	0.03	17.44	17.47	(0.02)	(7.45)	(7.47)	58.46	0.60	0.77	0.06	22	35.90	0
11/01/23	12/31/23	47.09	0.02	7.04	7.06	—	(5.69)	(5.69)	48.46	0.60	0.88	0.28	4	14.96	0
11/01/22	10/31/23	49.31	0.08	6.23	6.31	(0.78)	(7.75)	(8.53)	47.09	0.60	0.83	0.16	31	16.37	0
11/01/21	10/31/22	67.92	0.18	(14.40)	(14.22)	(0.07)	(4.32)	(4.39)	49.31	0.60	0.79	0.31	31	(22.31)	0
11/01/20	10/31/21	54.19	0.15	21.52	21.67	(0.23)	(7.71)	(7.94)	67.92	0.60	0.79	0.24	20	43.99	2
11/01/19	10/31/20	45.16	0.44	9.48	9.92	(0.30)	(0.59)	(0.89)	54.19	0.60	0.79	0.95	31	22.26	1
Carillon ClariVest International Stock Fund
Class A*
01/01/24	12/31/24	21.06	0.42	2.65	3.07	(0.69)	(0.21)	(0.90)	23.23	1.25	1.24	1.73	23	14.54	20
11/01/23	12/31/23	18.95	0.04	2.63	2.67	(0.56)	—	(0.56)	21.06	1.25	1.36	1.07	7	14.11	4
11/01/22	10/31/23	16.62	0.36	2.24	2.60	(0.27)	—	(0.27)	18.95	1.25	1.27	1.84	44	15.70	4
11/01/21	10/31/22	21.00	0.45	(4.52)	(4.07)	(0.31)	—	(0.31)	16.62	1.32	3.24	2.42	66	(19.67)	4
11/01/20	10/31/21	15.27	0.33	5.54	5.87	(0.14)	—	(0.14)	21.00	1.45	5.16	1.66	80	38.61	4
11/01/19	10/31/20	17.47	0.17	(1.99)	(1.82)	(0.38)	—	(0.38)	15.27	1.45	4.90	1.08	54	(10.73)	2
Class C*
01/01/24	12/31/24	20.64	0.28	2.55	2.83	(0.44)	(0.20)	(0.64)	22.83	1.97	1.96	1.23	23	13.71	1
11/01/23	12/31/23	18.48	0.01	2.57	2.58	(0.42)	—	(0.42)	20.64	2.00	2.08	0.31	7	13.98	1
11/01/22	10/31/23	16.24	0.20	2.20	2.40	(0.16)	—	(0.16)	18.48	2.00	2.00	1.06	44	14.83	1
11/01/21	10/31/22	20.56	0.33	(4.46)	(4.13)	(0.19)	—	(0.19)	16.24	2.08	4.11	1.76	66	(20.28)	1
11/01/20	10/31/21	14.95	0.17	5.45	5.62	(0.01)	—	(0.01)	20.56	2.20	5.90	0.90	80	37.63	2
11/01/19	10/31/20	17.14	0.07	(1.99)	(1.92)	(0.27)	—	(0.27)	14.95	2.20	5.74	0.43	54	(11.44)	1
Class I*
01/01/24	12/31/24	21.20	0.53	2.63	3.16	(0.69)	(0.21)	(0.90)	23.46	0.95	0.99	2.22	23	14.89	492
11/01/23	12/31/23	19.11	0.05	2.66	2.71	(0.62)	—	(0.62)	21.20	0.95	1.11	1.37	7	14.21	340
11/01/22	10/31/23	16.61	0.42	2.24	2.66	(0.16)	—	(0.16)	19.11	0.95	1.03	2.14	44	16.05	308
11/01/21	10/31/22	20.99	0.32	(4.32)	(4.00)	(0.38)	—	(0.38)	16.61	0.96	1.38	1.87	66	(19.44)	309
11/01/20	10/31/21	15.26	0.38	5.55	5.93	(0.20)	—	(0.20)	20.99	1.15	4.90	1.95	80	39.05	6
11/01/19	10/31/20	17.46	0.23	(2.01)	(1.78)	(0.42)	—	(0.42)	15.26	1.15	4.63	1.44	54	(10.51)	3
Class R-6*
01/01/24	12/31/24	20.97	0.55	2.60	3.15	(0.71)	(0.21)	(0.92)	23.20	0.85	0.90	2.36	23	15.00	10
11/01/23	12/31/23	18.93	0.05	2.64	2.69	(0.65)	—	(0.65)	20.97	0.85	1.02	1.45	7	14.20	9
11/01/22	10/31/23	16.68	0.27	2.34	2.61	(0.36)	—	(0.36)	18.93	0.85	0.95	1.40	44	15.78	8
11/01/21	10/31/22	21.06	0.75	(4.74)	(3.99)	(0.39)	—	(0.39)	16.68	0.86	2.65	4.13	66	(19.32)	12
11/01/20	10/31/21	15.31	0.39	5.57	5.96	(0.21)	—	(0.21)	21.06	1.05	4.82	2.03	80	39.19	0
11/01/19	10/31/20	17.51	0.25	(2.01)	(1.76)	(0.44)	—	(0.44)	15.31	1.05	4.66	1.59	54	(10.39)	0
Carillon Eagle Growth & Income Fund
Class A*
01/01/24	12/31/24	20.59	0.32	2.88	3.20	(0.34)	(3.12)	(3.46)	20.33	0.97	0.97	1.44	40	15.63	205
11/01/23	12/31/23	20.12	0.07	2.85	2.92	(0.07)	(2.38)	(2.45)	20.59	1.02	1.02	2.01	5	14.57	206
11/01/22	10/31/23	21.95	0.37	(0.61)	(0.24)	(0.37)	(1.22)	(1.59)	20.12	0.98	0.98	1.71	40	(1.38)	186
11/01/21	10/31/22	26.51	0.34	(2.51)	(2.17)	(0.35)	(2.04)	(2.39)	21.95	0.96	0.96	1.44	21	(8.95)	210
11/01/20	10/31/21	20.22	0.34	7.02	7.36	(0.34)	(0.73)	(1.07)	26.51	0.96	0.96	1.42	32	37.44	234
11/01/19	10/31/20	21.70	0.37	(0.82)	(0.45)	(0.37)	(0.66)	(1.03)	20.22	0.97	0.97	1.81	41	(2.09)	165

rjinvestmentmanagement.com | 171

Financial Highlights
PROSPECTUS | 5.1.2025

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Growth & Income Fund (cont’d)
Class C*
01/01/24	12/31/24	$ 19.37	$ 0.14	$ 2.72	$ 2.86	$ (0.19)	$ (2.93)	$ (3.12)	$ 19.11	1.71	1.71	0.69	40	14.77	$ 31
11/01/23	12/31/23	18.91	0.04	2.68	2.72	(0.03)	(2.23)	(2.26)	19.37	1.76	1.76	1.26	5	14.48	40
11/01/22	10/31/23	20.73	0.20	(0.58)	(0.38)	(0.22)	(1.22)	(1.44)	18.91	1.71	1.71	0.99	40	(2.13)	38
11/01/21	10/31/22	25.17	0.16	(2.37)	(2.21)	(0.19)	(2.04)	(2.23)	20.73	1.68	1.68	0.72	21	(9.63)	53
11/01/20	10/31/21	19.24	0.16	6.67	6.83	(0.17)	(0.73)	(0.90)	25.17	1.69	1.69	0.72	32	36.47	79
11/01/19	10/31/20	20.68	0.21	(0.77)	(0.56)	(0.22)	(0.66)	(0.88)	19.24	1.73	1.73	1.08	41	(2.82)	79
Class I*
01/01/24	12/31/24	20.51	0.38	2.86	3.24	(0.40)	(3.11)	(3.51)	20.24	0.71	0.71	1.70	40	15.90	312
11/01/23	12/31/23	20.04	0.08	2.85	2.93	(0.09)	(2.37)	(2.46)	20.51	0.77	0.77	2.27	5	14.66	352
11/01/22	10/31/23	21.88	0.43	(0.62)	(0.19)	(0.43)	(1.22)	(1.65)	20.04	0.72	0.72	1.98	40	(1.18)	334
11/01/21	10/31/22	26.43	0.40	(2.49)	(2.09)	(0.42)	(2.04)	(2.46)	21.88	0.69	0.69	1.71	21	(8.68)	556
11/01/20	10/31/21	20.16	0.41	7.00	7.41	(0.41)	(0.73)	(1.14)	26.43	0.68	0.68	1.70	32	37.83	661
11/01/19	10/31/20	21.64	0.42	(0.81)	(0.39)	(0.43)	(0.66)	(1.09)	20.16	0.70	0.70	2.07	41	(1.82)	487
Class R-6*
01/01/24	12/31/24	20.47	0.39	2.85	3.24	(0.42)	(3.10)	(3.52)	20.19	0.63	0.63	1.77	40	15.93	9
11/01/23	12/31/23	20.00	0.08	2.85	2.93	(0.09)	(2.37)	(2.46)	20.47	0.69	0.69	2.35	5	14.69	9
11/01/22	10/31/23	21.84	0.44	(0.61)	(0.17)	(0.45)	(1.22)	(1.67)	20.00	0.64	0.64	2.05	40	(1.08)	8
11/01/21	10/31/22	26.39	0.42	(2.49)	(2.07)	(0.44)	(2.04)	(2.48)	21.84	0.61	0.61	1.79	21	(8.61)	9
11/01/20	10/31/21	20.13	0.42	7.00	7.42	(0.43)	(0.73)	(1.16)	26.39	0.61	0.61	1.73	32	37.94	8
11/01/19	10/31/20	21.59	0.54	(0.98)	(0.44)	(0.36)	(0.66)	(1.02)	20.13	0.62	0.62	2.58	41	(2.03)	2
Carillon Eagle Mid Cap Growth Fund
Class A*
01/01/24	12/31/24	70.53	(0.39)	9.44	9.05	—	(9.15)	(9.15)	70.43	1.05	1.05	(0.53)	52	12.76	582
11/01/23	12/31/23	66.19	(0.02)	12.64	12.62	—	(8.28)	(8.28)	70.53	1.05	1.05	(0.16)	3	19.12	618
11/01/22	10/31/23	68.34	(0.31)	(0.91)	(1.22)	—	(0.93)	(0.93)	66.19	1.05	1.05	(0.45)	49	(1.78)	539
11/01/21	10/31/22	104.16	(0.47)	(25.60)	(26.07)	—	(9.75)	(9.75)	68.34	1.04	1.04	(0.61)	34	(26.95)	595
11/01/20	10/31/21	77.60	(0.63)	29.23	28.60	—	(2.04)	(2.04)	104.16	1.03	1.03	(0.67)	23	37.25	942
11/01/19	10/31/20	63.14	(0.37)	16.27	15.90	—	(1.44)	(1.44)	77.60	1.04	1.04	(0.54)	27	25.62	786
Class C*
01/01/24	12/31/24	50.78	(0.65)	6.78	6.13	—	(6.55)	(6.55)	50.36	1.74	1.74	(1.22)	52	11.99	56
11/01/23	12/31/23	47.71	(0.07)	9.10	9.03	—	(5.96)	(5.96)	50.78	1.74	1.74	(0.84)	3	18.99	70
11/01/22	10/31/23	49.85	(0.57)	(0.64)	(1.21)	—	(0.93)	(0.93)	47.71	1.73	1.73	(1.12)	49	(2.43)	64
11/01/21	10/31/22	79.34	(0.74)	(19.00)	(19.74)	—	(9.75)	(9.75)	49.85	1.72	1.72	(1.29)	34	(27.46)	84
11/01/20	10/31/21	59.92	(0.97)	22.43	21.46	—	(2.04)	(2.04)	79.34	1.71	1.71	(1.35)	23	36.30	141
11/01/19	10/31/20	49.40	(0.65)	12.61	11.96	—	(1.44)	(1.44)	59.92	1.74	1.74	(1.24)	27	24.75	134
Class I*
01/01/24	12/31/24	76.77	(0.18)	10.29	10.11	—	(9.99)	(9.99)	76.89	0.75	0.75	(0.22)	52	13.10	2,071
11/01/23	12/31/23	72.00	0.02	13.76	13.78	—	(9.01)	(9.01)	76.77	0.73	0.73	0.15	3	19.20	1,296
11/01/22	10/31/23	74.02	(0.09)	(1.00)	(1.09)	—	(0.93)	(0.93)	72.00	0.73	0.73	(0.12)	49	(1.46)	1,136
11/01/21	10/31/22	111.62	(0.24)	(27.61)	(27.85)	—	(9.75)	(9.75)	74.02	0.72	0.72	(0.29)	34	(26.72)	1,368
11/01/20	10/31/21	82.78	(0.37)	31.25	30.88	—	(2.04)	(2.04)	111.62	0.72	0.72	(0.37)	23	37.68	1,993
11/01/19	10/31/20	67.06	(0.17)	17.33	17.16	—	(1.44)	(1.44)	82.78	0.72	0.72	(0.23)	27	26.01	1,547
Class R-6*
01/01/24	12/31/24	77.75	(0.11)	10.44	10.33	—	(10.13)	(10.13)	77.95	0.66	0.66	(0.13)	52	13.21	3,527
11/01/23	12/31/23	72.91	0.03	13.94	13.97	—	(9.13)	(9.13)	77.75	0.65	0.65	0.23	3	19.22	3,560
11/01/22	10/31/23	74.88	(0.03)	(1.01)	(1.04)	—	(0.93)	(0.93)	72.91	0.64	0.64	(0.04)	49	(1.38)	3,037
11/01/21	10/31/22	112.71	(0.18)	(27.90)	(28.08)	—	(9.75)	(9.75)	74.88	0.64	0.64	(0.21)	34	(26.66)	3,263
11/01/20	10/31/21	83.51	(0.28)	31.52	31.24	—	(2.04)	(2.04)	112.71	0.63	0.63	(0.28)	23	37.79	4,561
11/01/19	10/31/20	67.58	(0.11)	17.48	17.37	—	(1.44)	(1.44)	83.51	0.64	0.64	(0.15)	27	26.12	3,295
Carillon Eagle Small Cap Growth Fund
Class A*
01/01/24	12/31/24	22.20	(0.09)	2.99	2.90	—	(4.62)	(4.62)	20.48	1.17	1.17	(0.37)	53	13.04	137
11/01/23	12/31/23	20.41	(0.00)	3.87	3.87	—	(2.08)	(2.08)	22.20	1.21	1.21	(0.12)	8	19.04	146
11/01/22	10/31/23	31.07	(0.14)	(2.21)	(2.35)	—	(8.31)	(8.31)	20.41	1.18	1.18	(0.61)	39	(8.32)	130
11/01/21	10/31/22	61.37	(0.22)	(13.76)	(13.98)	—	(16.32)	(16.32)	31.07	1.10	1.10	(0.62)	40	(28.12)	202
11/01/20	10/31/21	54.04	(0.43)	18.33	17.90	—	(10.57)	(10.57)	61.37	1.06	1.06	(0.73)	28	34.65	384
11/01/19	10/31/20	48.23	(0.37)	9.45	9.08	—	(3.27)	(3.27)	54.04	1.08	1.08	(0.77)	21	19.50	336
Class C*
01/01/24	12/31/24	2.86	(0.03)	0.38	0.35	—	(0.59)	(0.59)	2.62	1.87	1.87	(1.05)	53	12.24	8
11/01/23	12/31/23	2.64	(0.00)	0.49	0.49	—	(0.27)	(0.27)	2.86	1.95	1.95	(0.85)	8	18.58	11
11/01/22	10/31/23	11.71	(0.04)	(0.72)	(0.76)	—	(8.31)	(8.31)	2.64	1.88	1.88	(1.31)	39	(8.84)	10
11/01/21	10/31/22	34.57	(0.19)	(6.35)	(6.54)	—	(16.32)	(16.32)	11.71	1.80	1.80	(1.32)	40	(28.64)	16
11/01/20	10/31/21	34.32	(0.48)	11.30	10.82	—	(10.57)	(10.57)	34.57	1.76	1.76	(1.41)	28	33.73	34
11/01/19	10/31/20	31.93	(0.45)	6.11	5.66	—	(3.27)	(3.27)	34.32	1.77	1.77	(1.45)	21	18.67	48

172 | rjinvestmentmanagement.com

Financial Highlights
PROSPECTUS | 5.1.2025

Fiscal period			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Small Cap Growth Fund (cont’d)
Class I*
01/01/24	12/31/24	$ 26.65	$ (0.01)		$ 3.58	$ 3.57	$ —		$ (5.56)	$ (5.56)	$ 24.66	0.88	0.88	(0.05)	53	13.37	$ 181
11/01/23	12/31/23	24.49	0.01		4.65	4.66	—		(2.50)	(2.50)	26.65	0.92	0.92	0.17	8	19.10	206
11/01/22	10/31/23	35.44	(0.09)		(2.55)	(2.64)	—		(8.31)	(8.31)	24.49	0.89	0.89	(0.32)	39	(8.06)	181
11/01/21	10/31/22	67.29	(0.13)		(15.40)	(15.53)	—		(16.32)	(16.32)	35.44	0.80	0.80	(0.32)	40	(27.90)	377
11/01/20	10/31/21	58.29	(0.28)		19.85	19.57	—		(10.57)	(10.57)	67.29	0.77	0.77	(0.44)	28	35.04	777
11/01/19	10/31/20	51.64	(0.24)		10.16	9.92	—		(3.27)	(3.27)	58.29	0.78	0.78	(0.46)	21	19.86	803
Class R-6*
01/01/24	12/31/24	27.92	0.02		3.75	3.77	—		(5.83)	(5.83)	25.86	0.78	0.78	0.06	53	13.49	130
11/01/23	12/31/23	25.65	0.01		4.88	4.89	—		(2.62)	(2.62)	27.92	0.83	0.83	0.26	8	19.13	193
11/01/22	10/31/23	36.68	(0.07)		(2.65)	(2.72)	—		(8.31)	(8.31)	25.65	0.78	0.78	(0.22)	39	(7.99)	167
11/01/21	10/31/22	68.96	(0.10)		(15.86)	(15.96)	—		(16.32)	(16.32)	36.68	0.71	0.71	(0.22)	40	(27.83)	336
11/01/20	10/31/21	59.47	(0.22)		20.28	20.06	—		(10.57)	(10.57)	68.96	0.66	0.66	(0.33)	28	35.18	985
11/01/19	10/31/20	52.56	(0.18)		10.36	10.18	—		(3.27)	(3.27)	59.47	0.66	0.66	(0.34)	21	20.01	1,427
Carillon Scout Mid Cap Fund
Class A*
01/01/24	12/31/24	21.63	0.05		4.86	4.91	(0.06)		(3.49)	(3.55)	22.99	1.25	1.26	0.20	72	22.67	35
11/01/23	12/31/23	18.69	0.01		2.94	2.95	(0.01)		—	(0.01)	21.63	1.26	1.26	0.29	17	15.78	26
11/01/22	10/31/23	20.09	(0.00)		(0.65)	(0.65)	(0.16)		(0.59)	(0.75)	18.69	1.25	1.25	(0.01)	112	(3.27)	23
11/01/21	10/31/22	27.73	0.14		(4.97)	(4.83)	(0.01)		(2.80)	(2.81)	20.09	1.23	1.23	0.62	159	(18.72)	26
11/01/20	10/31/21	19.92	(0.06)		8.39	8.33	—		(0.52)	(0.52)	27.73	1.19	1.19	(0.22)	109	42.31	33
11/01/19	10/31/20	18.38	0.02		1.63	1.65	(0.10)		(0.01)	(0.11)	19.92	1.22	1.22	0.12	109	9.01	19
Class C*
01/01/24	12/31/24	20.93	(0.13)		4.69	4.56	(0.00)	(d)	(3.35)	(3.35)	22.14	2.00	2.00	(0.56)	72	21.80	19
11/01/23	12/31/23	18.11	(0.01)		2.83	2.82	—		—	—	20.93	2.00	2.00	(0.45)	17	15.57	19
11/01/22	10/31/23	19.47	(0.14)		(0.62)	(0.76)	(0.01)		(0.59)	(0.60)	18.11	1.98	1.98	(0.74)	112	(3.97)	17
11/01/21	10/31/22	27.14	(0.03)		(4.84)	(4.87)	—		(2.80)	(2.80)	19.47	1.97	1.97	(0.14)	159	(19.32)	24
11/01/20	10/31/21	19.65	(0.25)		8.26	8.01	—		(0.52)	(0.52)	27.14	1.96	1.96	(0.99)	109	41.25	31
11/01/19	10/31/20	18.17	(0.12)		1.61	1.49	—		(0.01)	(0.01)	19.65	2.00	2.00	(0.65)	109	8.23	19
Class I*
01/01/24	12/31/24	21.80	0.12		4.91	5.03	(0.12)		(3.53)	(3.65)	23.18	0.96	0.99	0.48	72	23.07	2,594
11/01/23	12/31/23	18.86	0.02		2.96	2.98	(0.04)		—	(0.04)	21.80	1.00	1.00	0.56	17	15.78	2,918
11/01/22	10/31/23	20.27	0.05		(0.65)	(0.60)	(0.22)		(0.59)	(0.81)	18.86	0.98	0.98	0.26	112	(2.99)	2,682
11/01/21	10/31/22	27.90	0.20		(5.01)	(4.81)	(0.02)		(2.80)	(2.82)	20.27	0.96	0.96	0.87	159	(18.52)	3,446
11/01/20	10/31/21	20.03	—	(d)	8.44	8.44	(0.05)		(0.52)	(0.57)	27.90	0.95	0.95	0.02	109	42.67	4,560
11/01/19	10/31/20	18.46	0.07		1.64	1.71	(0.13)		(0.01)	(0.14)	20.03	0.97	0.97	0.37	109	9.31	2,581
Class R-6*
01/01/24	12/31/24	21.77	0.15		4.90	5.05	(0.15)		(3.53)	(3.68)	23.14	0.86	0.88	0.59	72	23.19	414
11/01/23	12/31/23	18.86	0.02		2.96	2.98	(0.07)		—	(0.07)	21.77	0.88	0.88	0.66	17	15.78	366
11/01/22	10/31/23	20.27	0.07		(0.65)	(0.58)	(0.24)		(0.59)	(0.83)	18.86	0.87	0.87	0.37	112	(2.87)	320
11/01/21	10/31/22	27.88	0.23		(5.02)	(4.79)	(0.02)		(2.80)	(2.82)	20.27	0.86	0.86	1.03	159	(18.44)	325
11/01/20	10/31/21	20.01	0.03		8.43	8.46	(0.07)		(0.52)	(0.59)	27.88	0.86	0.86	0.11	109	42.85	278
11/01/19	10/31/20	18.45	0.07		1.65	1.72	(0.15)		(0.01)	(0.16)	20.01	0.88	0.88	0.36	109	9.38	171
Carillon Chartwell Small Cap Fund
Class A*
01/01/24	12/31/24	26.50	(0.16)		5.55	5.39	—		(3.14)	(3.14)	28.75	1.15	1.14	(0.55)	27	20.32	14
11/01/23	12/31/23	22.06	(0.02)		4.46	4.44	—		—	—	26.50	1.25	1.29	(0.39)	4	20.13	13
11/01/22	10/31/23	25.75	(0.15)		(2.73)	(2.88)	—		(0.81)	(0.81)	22.06	1.20	1.20	(0.61)	7	(11.43)	11
11/01/21	10/31/22	39.48	(0.16)		(7.72)	(7.88)	—		(5.85)	(5.85)	25.75	1.18	1.18	(0.55)	17	(22.53)	14
11/01/20	10/31/21	29.50	(0.30)		13.12	12.82	—		(2.84)	(2.84)	39.48	1.15	1.15	(0.80)	28	44.67	18
11/01/19	10/31/20	28.20	(0.16)		2.56	2.40	—		(1.10)	(1.10)	29.50	1.19	1.19	(0.58)	22	8.69	12
Class C*
01/01/24	12/31/24	25.01	(0.35)		5.22	4.87	—		(2.94)	(2.94)	26.94	1.89	1.88	(1.29)	27	19.46	1
11/01/23	12/31/23	20.85	(0.04)		4.20	4.16	—		—	—	25.01	2.00	2.04	(1.14)	4	19.95	1
11/01/22	10/31/23	24.56	(0.32)		(2.58)	(2.90)	—		(0.81)	(0.81)	20.85	1.94	1.94	(1.35)	7	(12.08)	1
11/01/21	10/31/22	38.19	(0.35)		(7.43)	(7.78)	—		(5.85)	(5.85)	24.56	1.92	1.92	(1.28)	17	(23.11)	2
11/01/20	10/31/21	28.82	(0.56)		12.77	12.21	—		(2.84)	(2.84)	38.19	1.91	1.91	(1.52)	28	43.53	3
11/01/19	10/31/20	27.78	(0.35)		2.49	2.14	—		(1.10)	(1.10)	28.82	1.95	1.95	(1.32)	22	7.85	5
Class I*
01/01/24	12/31/24	26.97	(0.10)		5.66	5.56	—		(3.20)	(3.20)	29.33	0.92	0.90	(0.33)	27	20.61	235
11/01/23	12/31/23	22.44	(0.00)		4.53	4.53	—		—	—	26.97	0.95	1.05	(0.09)	4	20.19	237
11/01/22	10/31/23	26.12	(0.09)		(2.78)	(2.87)	—		(0.81)	(0.81)	22.44	0.95	0.96	(0.36)	7	(11.22)	203
11/01/21	10/31/22	39.88	(0.09)		(7.81)	(7.90)	(0.01)		(5.85)	(5.86)	26.12	0.94	0.94	(0.31)	17	(22.33)	252
11/01/20	10/31/21	29.72	(0.21)		13.22	13.01	(0.01)		(2.84)	(2.85)	39.88	0.90	0.90	(0.55)	28	45.02	362
11/01/19	10/31/20	28.34	(0.09)		2.57	2.48	—		(1.10)	(1.10)	29.72	0.95	0.95	(0.34)	22	8.93	268

rjinvestmentmanagement.com | 173

Financial Highlights
PROSPECTUS | 5.1.2025

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Chartwell Small Cap Fund (cont’d)
Class R-6*
01/01/24	12/31/24	$ 27.17	$ (0.08)	$ 5.71	$ 5.63	$ —	$ (3.23)	$ (3.23)	$ 29.57	0.85	0.80	(0.28)	27	20.70	$ 3
11/01/23	12/31/23	22.60	0.00	4.57	4.57	—	—	—	27.17	0.85	0.95	0.01	4	20.22	9
11/01/22	10/31/23	26.28	(0.07)	(2.80)	(2.87)	—	(0.81)	(0.81)	22.60	0.85	0.86	(0.26)	7	(11.15)	7
11/01/21	10/31/22	40.06	(0.06)	(7.85)	(7.91)	(0.02)	(5.85)	(5.87)	26.28	0.84	0.84	(0.21)	17	(22.26)	8
11/01/20	10/31/21	29.82	(0.17)	13.27	13.10	(0.02)	(2.84)	(2.86)	40.06	0.81	0.81	(0.45)	28	45.16	12
11/01/19	10/31/20	28.41	(0.08)	2.59	2.51	—	(1.10)	(1.10)	29.82	0.85	0.85	(0.30)	22	9.02	9
Carillon Chartwell Real Income Fund
Class A*
04/26/24	12/31/24	12.76	0.29	0.52	0.81	(0.37)	—	(0.37)	13.20	0.92	0.92	3.22	98	6.42	0
Class C*
04/26/24	12/31/24	12.76	0.26	0.48	0.74	(0.30)	—	(0.30)	13.20	1.68	1.68	2.87	98	5.85	0
Class I*
01/01/24	12/31/24	12.80	0.52	0.38	0.90	(0.51)	—	(0.51)	13.19	0.64	0.75	3.96	98	7.20	249
01/01/23	12/31/23	12.29	0.42	0.52	0.94	(0.43)	—	(0.43)	12.80	0.64	0.73	3.35	59	7.77	308
01/01/22	12/31/22	14.15	0.38	(1.80)	(1.42)	(0.39)	(0.05)	(0.44)	12.29	0.64	0.69	2.87	40	(10.14)	367
01/01/21	12/31/21	13.53	0.34	0.65	0.99	(0.37)	—	(0.37)	14.15	0.64	0.68	2.41	56	7.35	520
11/01/20	12/31/20	12.72	0.07	0.81	0.88	(0.07)	—	(0.07)	13.53	0.64	0.73	2.93	7	6.93	557
11/01/19	10/31/20	13.26	0.40	(0.52)	(0.12)	(0.42)	—	(0.42)	12.72	0.64	0.67	3.08	63	(0.83)	568
Class R-6*
04/26/24	12/31/24	12.76	0.36	0.48	0.84	(0.40)	—	(0.40)	13.20	0.54	0.67	4.00	98	6.67	0
Carillon Chartwell Short Duration High Yield Fund
Class A*
04/26/24	12/31/24	9.40	0.31	0.11	0.42	(0.34)	—	(0.34)	9.48	0.74	0.74	4.86	41	4.57	0
Class C*
04/26/24	12/31/24	9.40	0.27	0.11	0.38	(0.30)	—	(0.30)	9.48	1.49	1.49	4.11	41	4.04	0
Class I*
01/01/24	12/31/24	9.43	0.48	0.05	0.53	(0.48)	—	(0.48)	9.48	0.49	0.58	5.10	41	5.78	269
01/01/23	12/31/23	9.15	0.42	0.28	0.70	(0.42)	—	(0.42)	9.43	0.49	0.60	4.51	39	7.80	247
01/01/22	12/31/22	9.75	0.29	(0.60)	(0.31)	(0.29)	—	(0.29)	9.15	0.49	0.59	3.09	35	(3.17)	210
01/01/21	12/31/21	9.79	0.27	(0.04)	0.23	(0.27)	—	(0.27)	9.75	0.49	0.58	2.78	54	2.40	217
11/01/20	12/31/20	9.59	0.05	0.20	0.25	(0.05)	—	(0.05)	9.79	0.49	0.66	3.13	9	2.63	164
11/01/19	10/31/20	9.68	0.33	(0.08)	0.25	(0.34)	—	(0.34)	9.59	0.49	0.61	3.55	63	2.62	161
Class R-6*
04/26/24	12/31/24	9.40	0.34	0.11	0.45	(0.37)	—	(0.37)	9.48	0.39	0.50	5.22	41	4.82	0
Carillon Reams Core Bond Fund
Class A*
01/01/24	12/31/24	10.88	0.44	(0.32)	0.12	(0.43)	—	(0.43)	10.57	0.75	0.93	4.03	522	1.13	30
11/01/23	12/31/23	10.07	0.07	0.85	0.92	(0.11)	—	(0.11)	10.88	0.80	1.03	3.85	52	9.15	3
11/01/22	10/31/23	10.41	0.35	(0.36)	(0.01)	(0.33)	—	(0.33)	10.07	0.80	0.97	3.26	530	(0.21)	3
11/01/21	10/31/22	12.66	0.17	(2.24)	(2.07)	(0.18)	—	(0.18)	10.41	0.80	0.95	1.45	429	(16.49)	4
11/01/20	10/31/21	13.14	0.06	(0.22)	(0.16)	(0.07)	(0.25)	(0.32)	12.66	0.80	0.93	0.47	227	(1.27)	4
11/01/19	10/31/20	12.02	0.12	1.40	1.52	(0.16)	(0.24)	(0.40)	13.14	0.80	1.03	0.93	549	12.94	4
Class C*
01/01/24	12/31/24	10.83	0.34	(0.29)	0.05	(0.35)	—	(0.35)	10.53	1.51	1.62	3.22	522	0.45	2
11/01/23	12/31/23	10.03	0.05	0.84	0.89	(0.09)	—	(0.09)	10.83	1.55	1.75	3.10	52	8.88	4
11/01/22	10/31/23	10.36	0.27	(0.35)	(0.08)	(0.25)	—	(0.25)	10.03	1.55	1.70	2.52	530	(0.87)	3
11/01/21	10/31/22	12.60	0.07	(2.22)	(2.15)	(0.09)	—	(0.09)	10.36	1.55	1.70	0.57	429	(17.11)	5
11/01/20	10/31/21	13.11	(0.04)	(0.21)	(0.25)	(0.01)	(0.25)	(0.26)	12.60	1.55	1.67	(0.27)	227	(2.01)	13
11/01/19	10/31/20	12.01	(0.02)	1.44	1.42	(0.08)	(0.24)	(0.32)	13.11	1.55	1.72	(0.14)	549	12.09	11
Class I*
01/01/24	12/31/24	10.89	0.46	(0.31)	0.15	(0.46)	—	(0.46)	10.58	0.44	0.63	4.29	522	1.45	429
11/01/23	12/31/23	10.09	0.08	0.84	0.92	(0.12)	—	(0.12)	10.89	0.40	0.76	4.25	52	9.14	432
11/01/22	10/31/23	10.43	0.41	(0.37)	0.04	(0.38)	—	(0.38)	10.09	0.40	0.72	3.76	530	0.19	414
11/01/21	10/31/22	12.67	0.21	(2.22)	(2.01)	(0.23)	—	(0.23)	10.43	0.40	0.72	1.82	429	(16.06)	308
11/01/20	10/31/21	13.16	0.11	(0.23)	(0.12)	(0.12)	(0.25)	(0.37)	12.67	0.40	0.70	0.88	227	(0.95)	447
11/01/19	10/31/20	12.04	0.15	1.41	1.56	(0.20)	(0.24)	(0.44)	13.16	0.40	0.76	1.19	549	13.35	552
Class R-6*
01/01/24	12/31/24	10.90	0.47	(0.30)	0.17	(0.47)	—	(0.47)	10.60	0.36	0.54	4.37	522	1.62	17
11/01/23	12/31/23	10.10	0.08	0.84	0.92	(0.12)	—	(0.12)	10.90	0.40	0.66	4.25	52	9.13	16
11/01/22	10/31/23	10.44	0.41	(0.37)	0.04	(0.38)	—	(0.38)	10.10	0.40	0.63	3.83	530	0.19	15
11/01/21	10/31/22	12.68	0.25	(2.26)	(2.01)	(0.23)	—	(0.23)	10.44	0.40	0.62	2.16	429	(16.03)	4
11/01/20	10/31/21	13.16	0.11	(0.22)	(0.11)	(0.12)	(0.25)	(0.37)	12.68	0.40	0.59	0.87	227	(0.88)	1
11/01/19	10/31/20	12.04	0.12	1.44	1.56	(0.20)	(0.24)	(0.44)	13.16	0.40	0.72	0.92	549	13.35	1

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Financial Highlights
PROSPECTUS | 5.1.2025

Fiscal period			From investment operations				Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Reams Core Plus Bond Fund
Class A*
01/01/24	12/31/24	$ 29.96	$ 1.23	$ (0.93)		$ 0.30	$ (1.27)	$ —	$ (1.27)	$28.99	0.80	0.94	4.13	502	1.02	$ 22
11/01/23	12/31/23	27.66	0.19	2.42		2.61	(0.31)	—	(0.31)	29.96	0.80	0.91	3.94	49	9.46	5
11/01/22	10/31/23	28.81	1.04	(0.84)		0.20	(1.35)	—	(1.35)	27.66	0.80	0.90	3.50	532	0.51	4
11/01/21	10/31/22	34.45	0.53	(5.67)		(5.14)	(0.50)	—	(0.50)	28.81	0.80	0.90	1.63	413	(15.06)	3
11/01/20	10/31/21	36.57	0.23	(0.60)		(0.37)	(0.38)	(1.37)	(1.75)	34.45	0.80	0.90	0.65	220	(1.12)	7
11/01/19	10/31/20	33.43	0.40	3.99		4.39	(0.64)	(0.61)	(1.25)	36.57	0.80	0.90	1.09	559	13.56	6
Class C*
01/01/24	12/31/24	29.74	0.98	(0.89)		0.09	(1.07)	—	(1.07)	28.76	1.55	1.65	3.34	502	0.29	4
11/01/23	12/31/23	27.44	0.15	2.40		2.55	(0.25)	—	(0.25)	29.74	1.55	1.66	3.19	49	9.33	4
11/01/22	10/31/23	28.59	0.80	(0.81)		(0.01)	(1.14)	—	(1.14)	27.44	1.55	1.65	2.71	532	(0.24)	4
11/01/21	10/31/22	34.35	0.31	(5.66)		(5.35)	(0.41)	—	(0.41)	28.59	1.55	1.67	0.96	413	(15.69)	4
11/01/20	10/31/21	36.55	(0.04)	(0.60)		(0.64)	(0.19)	(1.37)	(1.56)	34.35	1.55	1.67	(0.11)	220	(1.87)	6
11/01/19	10/31/20	33.38	0.11	4.06		4.17	(0.39)	(0.61)	(1.00)	36.55	1.55	1.66	0.30	559	12.84	5
Class I*
01/01/24	12/31/24	30.07	1.31	(0.91)		0.40	(1.37)	—	(1.37)	29.10	0.48	0.65	4.41	502	1.34	1,433
11/01/23	12/31/23	27.76	0.21	2.43		2.64	(0.33)	—	(0.33)	30.07	0.40	0.66	4.34	49	9.57	1,502
11/01/22	10/31/23	28.91	1.16	(0.84)		0.32	(1.47)	—	(1.47)	27.76	0.40	0.64	3.90	532	0.91	1,346
11/01/21	10/31/22	34.54	0.70	(5.74)		(5.04)	(0.59)	—	(0.59)	28.91	0.40	0.65	2.17	413	(14.74)	980
11/01/20	10/31/21	36.64	0.37	(0.59)		(0.22)	(0.51)	(1.37)	(1.88)	34.54	0.40	0.65	1.04	220	(0.71)	1,142
11/01/19	10/31/20	33.45	0.60	3.96		4.56	(0.76)	(0.61)	(1.37)	36.64	0.40	0.65	1.72	559	14.11	1,132
Class R-6*
01/01/24	12/31/24	30.07	1.37	(0.94)		0.43	(1.39)	—	(1.39)	29.11	0.40	0.55	4.56	502	1.46	314
11/01/23	12/31/23	27.77	0.21	2.42		2.63	(0.33)	—	(0.33)	30.07	0.40	0.57	4.34	49	9.53	52
11/01/22	10/31/23	28.92	1.28	(0.96)		0.32	(1.47)	—	(1.47)	27.77	0.40	0.57	4.30	532	0.90	47
11/01/21	10/31/22	34.54	0.77	(5.80)		(5.03)	(0.59)	—	(0.59)	28.92	0.40	0.56	2.42	413	(14.71)	5
11/01/20	10/31/21	36.65	0.37	(0.60)		(0.23)	(0.51)	(1.37)	(1.88)	34.54	0.40	0.56	1.06	220	(0.74)	4
11/01/19	10/31/20	33.45	0.59	3.98		4.57	(0.76)	(0.61)	(1.37)	36.65	0.40	0.93	1.63	559	14.14	0
Carillon Reams Unconstrained Bond Fund
Class A*
01/01/24	12/31/24	12.23	0.48	(0.01)		0.47	(0.56)	—	(0.56)	12.14	0.90	1.06	3.90	566	3.92	33
11/01/23	12/31/23	11.53	0.08	0.74		0.82	(0.12)	—	(0.12)	12.23	0.80	1.10	3.76	49	7.15	6
11/01/22	10/31/23	11.53	0.42	0.12		0.54	(0.54)	—	(0.54)	11.53	0.80	1.09	3.54	458	4.61	6
11/01/21	10/31/22	12.79	0.20	(1.20)		(1.00)	(0.13)	(0.13)	(0.26)	11.53	0.80	1.08	1.67	273	(7.90)	5
11/01/20	10/31/21	12.81	0.06	0.17		0.23	(0.25)	—	(0.25)	12.79	0.80	1.08	0.46	80	1.78	5
11/01/19	10/31/20	12.13	0.19	0.76		0.95	(0.27)	—	(0.27)	12.81	0.80	1.09	1.56	435	7.97	1
Class C*
01/01/24	12/31/24	12.12	0.38	—	(d)	0.38	(0.48)	—	(0.48)	12.02	1.64	1.76	3.13	566	3.14	2
11/01/23	12/31/23	11.42	0.06	0.74		0.80	(0.10)	—	(0.10)	12.12	1.55	1.86	3.00	49	7.02	1
11/01/22	10/31/23	11.44	0.32	0.11		0.43	(0.45)	—	(0.45)	11.42	1.55	1.85	2.72	458	3.70	1
11/01/21	10/31/22	12.72	0.11	(1.18)		(1.07)	(0.08)	(0.13)	(0.21)	11.44	1.55	1.86	0.90	273	(8.53)	2
11/01/20	10/31/21	12.79	(0.02)	0.15		0.13	(0.20)	—	(0.20)	12.72	1.55	1.86	(0.13)	80	1.02	2
11/01/19	10/31/20	12.10	0.10	0.77		0.87	(0.18)	—	(0.18)	12.79	1.55	1.88	0.77	435	7.25	2
Class I*
01/01/24	12/31/24	12.25	0.51	—	(d)	0.51	(0.60)	—	(0.60)	12.16	0.58	0.78	4.16	566	4.22	1,324
11/01/23	12/31/23	11.55	0.08	0.75		0.83	(0.13)	—	(0.13)	12.25	0.50	0.87	4.04	49	7.21	1,280
11/01/22	10/31/23	11.56	0.46	0.10		0.56	(0.57)	—	(0.57)	11.55	0.50	0.86	3.86	458	4.82	1,143
11/01/21	10/31/22	12.80	0.24	(1.19)		(0.95)	(0.16)	(0.13)	(0.29)	11.56	0.50	0.85	1.97	273	(7.55)	935
11/01/20	10/31/21	12.81	0.12	0.15		0.27	(0.28)	—	(0.28)	12.80	0.50	0.85	0.92	80	2.08	1,110
11/01/19	10/31/20	12.12	0.23	0.76		0.99	(0.30)	—	(0.30)	12.81	0.50	0.85	1.86	435	8.36	878
Class R-6*
01/01/24	12/31/24	12.25	0.53	(0.01)		0.52	(0.61)	—	(0.61)	12.16	0.49	0.67	4.29	566	4.32	269
11/01/23	12/31/23	11.55	0.08	0.75		0.83	(0.13)	—	(0.13)	12.25	0.40	0.78	4.16	49	7.24	101
11/01/22	10/31/23	11.56	0.47	0.10		0.57	(0.58)	—	(0.58)	11.55	0.40	0.76	3.90	458	4.92	90
11/01/21	10/31/22	12.80	0.26	(1.20)		(0.94)	(0.17)	(0.13)	(0.30)	11.56	0.40	0.76	2.15	273	(7.46)	91
11/01/20	10/31/21	12.81	0.13	0.15		0.28	(0.29)	—	(0.29)	12.80	0.40	0.76	1.01	80	2.17	68
11/01/19	10/31/20	12.12	0.24	0.77		1.01	(0.32)	—	(0.32)	12.81	0.40	0.76	1.97	435	8.47	43
* Per share amounts have been calculated using the daily average share method. Classes with less than five years presented are showing results from the inception of the share class. Stub periods shown with only the months of November and December are due to a fiscal year end change.
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d) Per share amount is less than $0.005.

rjinvestmentmanagement.com | 175

For More Information
More information on these funds is available free upon request, including the following:
Statement of additional information (“SAI”) | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).
Shareholder reports | Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In a fund’s annual report, you will also find a discussion of the market conditions and investment strategies that materially affected a fund’s performance during the reporting period. In Form N-CSR, you will find a fund’s annual and semi-annual financial statements, as well as the report of the funds’ independent registered public accounting firm in the annual financial statements.
To obtain the SAI, Prospectus, annual report, semiannual report, N-CSR, privacy notice, performance information, an account application, a schedule of portfolio holdings found on Form N‑PORT, other information or to make an inquiry, without charge, contact the Carillon Family of Funds:

By mail:	P.O. Box 23572
St. Petersburg, FL 33742

By telephone:	1.800.421.4184

By internet:	rjinvestmentmanagement.com
These documents and other information about the funds can be viewed on‑screen or downloaded from the EDGAR Database on the Commission’s Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Carillon Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at rjinvestmentmanagement.com.
The Investment Company and Securities Act registration numbers are:

Investment Company Act	811‑07470

Securities Act	033-57986
No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

176 | rjinvestmentmanagement.com

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STATEMENT OF ADDITIONAL INFORMATION

CARILLON MUTUAL FUNDS

•	CARILLON CHARTWELL MID CAP VALUE FUND
•	CARILLON CHARTWELL SMALL CAP GROWTH FUND
•	CARILLON CHARTWELL SMALL CAP VALUE FUND
•	CARILLON CLARIVEST CAPITAL APPRECIATION FUND
•	CARILLON CLARIVEST INTERNATIONAL STOCK FUND
•	CARILLON EAGLE GROWTH & INCOME FUND
•	CARILLON EAGLE MID CAP GROWTH FUND
•	CARILLON EAGLE SMALL CAP GROWTH FUND
•	CARILLON SCOUT MID CAP FUND
•	CARILLON CHARTWELL SMALL CAP FUND (FORMERLY KNOWN AS CARILLON SCOUT SMALL CAP FUND)
•	CARILLON CHARTWELL REAL INCOME FUND
•	CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND
•	CARILLON REAMS CORE BOND FUND
•	CARILLON REAMS CORE PLUS BOND FUND
•	CARILLON REAMS UNCONSTRAINED BOND FUND

This Statement of Additional Information (“SAI”) dated May 1, 2025, should be read in conjunction with the Prospectus dated May 1, 2025, describing the shares of fifteen of the series of the Carillon Series Trust (the “Trust”), which are the Carillon Chartwell Mid Cap Value Fund, the Carillon Chartwell Small Cap Growth Fund, the Carillon Chartwell Small Cap Value Fund, the Carillon ClariVest Capital Appreciation Fund, the Carillon ClariVest International Stock Fund, the Carillon Eagle Growth & Income Fund, the Carillon Eagle Mid Cap Growth Fund, the Carillon Eagle Small Cap Growth Fund, the Carillon Scout Mid Cap Fund, the Carillon Chartwell Small Cap Fund, the Carillon Chartwell Real Income Fund, the Carillon Chartwell Short Duration High Yield Fund, the Carillon Reams Core Bond Fund, the Carillon Reams Core Plus Bond Fund, and the Carillon Reams Unconstrained Bond Fund (each a “fund” and, collectively, the “funds”).

This SAI is not a prospectus itself. The financial statements for the funds’ fiscal year ended December 31, 2024, which were audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm, are incorporated herein by reference to Item 7 of the funds’ Form N-CSR for the fiscal year ended December 31, 2024. Copies of the Prospectus and the Trust’s Annual and Semiannual Reports to shareholders and the Trust’s financial statements and accompanying notes are available, without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL 33742, calling 800.421.4184, or by visiting our website at rjinvestmentmanagement.com.

	Class A	Class C	Class I	Class R-6
Carillon Chartwell Mid Cap Value Fund	BERAX	BERBX	BERCX	BERDX
Carillon Chartwell Small Cap Growth Fund	CWSAX	CWSBX	CWSGX	CWSRX
Carillon Chartwell Small Cap Value Fund	CWSCX	CWSHX	CWSIX	CWSWX
Carillon ClariVest Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCUX

Carillon ClariVest International Stock Fund	EISAX	EISDX	EISIX	EISVX

Carillon Eagle Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGUX

Carillon Eagle Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HRAUX

Carillon Eagle Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRUX

Carillon Scout Mid Cap Fund	CSMEX	CSMFX	UMBMX	CSMUX

Carillon Chartwell Small Cap Fund (formerly known as Carillon Scout Small Cap Fund)	CSSAX	CSSJX	UMBHX	CSSVX

Carillon Chartwell Real Income Fund	BERGX	BERHX	BERIX	BERSX

Carillon Chartwell Short Duration High Yield Fund	CWFAX	CWFCX	CWFIX	CWFRX

Carillon Reams Core Bond Fund	CRCBX	CRCDX	SCCIX	CRCUX

Carillon Reams Core Plus Bond Fund	SCPDX	SCPEX	SCPZX	SCPWX

Carillon Reams Unconstrained Bond Fund	SUBDX	SUBEX	SUBFX	SUBTX

Carillon Tower Advisers, Inc.

P.O. Box 23572, St. Petersburg, Florida 33742

ii

TABLE OF CONTENTS

	B.	Industry or Sub-Industry Classifications	67
III.	INVESTMENT LIMITATIONS		68
	A.	Fundamental Investment Policies for Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund	68
	B.	Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund	69
	C.	Non-Fundamental Investment Policies for Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund	70
	D.	Non-Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund	71
IV.	NET ASSET VALUE		72
V.	INVESTING IN THE FUNDS		74
VI.	INVESTMENT PROGRAMS		74
	A.	Retirement Plans	74
	B.	Rights of Accumulation	75
	C.	Class A Letter of Intent	75
VII.	REDEEMING SHARES		76
	A.	Receiving Payment	76
	B.	Telephone Transactions	77
	C.	Systematic Withdrawal Plan	78
	D.	Waiver of CDSC	78
	E.	Redemptions-in-Kind	79
	F.	Frequent Purchases and Redemptions of Fund Shares	79
VIII.	EXCHANGE PRIVILEGE		79
IX.	DISCLOSURE OF PORTFOLIO HOLDINGS		79
X.	TAXES		81
XI.	SHAREHOLDER INFORMATION		88
XII.	FUND INFORMATION		89
	A.	Management of the Funds	89
	B.	Control Persons and Principal Holders of Securities	97

I.	GENERAL INFORMATION

The funds are separate series of Carillon Series Trust (the “Trust”), which was established as a Delaware statutory trust on May 5, 2017. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares in separate series (each a “fund” and collectively the “funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon,” “Carillon Tower” or “Manager”). On September 30, 2022, Carillon Tower began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.

On November 20, 2017, the Trust adopted and succeeded to the registration statement of Eagle Series Trust. On that date, each of the Carillon ClariVest International Stock Fund, the Carillon Eagle Mid Cap Growth Fund, and the Carillon Eagle Small Cap Growth Fund became the successor to a corresponding series of Eagle Series Trust and changed its name, as set forth below:

Fund	Formerly
Carillon ClariVest International Stock Fund (“International Stock”)	Eagle International Stock Fund
Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth”)	Prior to January 2, 2004, named Aggressive Growth Fund, from January 2, 2004 to November 1, 2008, named Diversified Growth Fund, and from November 1, 2008 to November 20, 2017, named Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund (“Eagle Small Cap Growth”)	Prior to November 1, 2008, named Small Cap Stock Fund, and from November 1, 2008 to November 20, 2017, named Eagle Small Cap Growth Fund

Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992.

In addition, on November 20, 2017: (1) Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation”) acquired all the assets and assumed all the liabilities of Eagle Capital Appreciation Fund, (2) Carillon Eagle Growth & Income Fund (“Growth & Income”) acquired all the assets and assumed all the liabilities of Eagle Growth & Income Fund, and (3) each of the Carillon Scout Mid Cap Fund, the Carillon Chartwell Small Cap Fund, the Carillon Reams Core Bond Fund, the Carillon Reams Core Plus

Bond Fund, and the Carillon Reams Unconstrained Bond Fund acquired all the assets and assumed all the liabilities of a corresponding series of the Scout Funds, as set forth below:

Fund	Formerly
Carillon Scout Mid Cap Fund (“Mid Cap”)	Scout Mid Cap Fund
Carillon Chartwell Small Cap Fund (at that time, Carillon Scout Small Cap Fund) (“Small Cap”)	Scout Small Cap Fund
Carillon Reams Core Bond Fund (“Core Bond”)	Scout Core Bond Fund
Carillon Reams Core Plus Bond Fund (“Core Plus Bond”)	Scout Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond”)	Scout Unconstrained Bond Fund

Since, at the time of its acquisition, the objective and policies of each of Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond were the same in all material respects as each fund’s predecessor, and since each of these funds engaged the investment advisor that previously provided services to its predecessor as subadviser, each of these funds has adopted the prior performance and financial history of its predecessor.

On July 1, 2022, each of the following funds acquired all of the assets and assumed all of the liabilities of the corresponding series of The Chartwell Funds as set forth below.

Fund	Formerly
Carillon Chartwell Mid Cap Value Fund (“Mid Cap Value”)	Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Growth Fund (“Chartwell Small Cap Growth”)	Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Value Fund (“Small Cap Value”)	Chartwell Small Cap Value Fund
Carillon Chartwell Real Income Fund (prior to April 26, 2024, the Carillon Chartwell Income Fund) (“Real Income”)	Chartwell Income Fund
Carillon Chartwell Short Duration High Yield Fund (“Short Duration High Yield”)	Chartwell Short Duration High Yield Fund

Since, at the time of its acquisition, the objective and policies of each of Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield were the same in all material respects as each fund’s predecessor, and since each of these funds engaged the investment adviser that previously provided services to its predecessor as subadviser, each of these funds has adopted the prior performance and financial history of its predecessor.

Each fund currently offers Class A shares sold subject to a front-end sales charge (“Class A shares”) and Class C shares sold subject to a 1% contingent deferred sales charge (“CDSC”) (“Class C shares”). Each fund also offers Class I and Class R-6 shares, each sold without a front-end sales charge, CDSC or Rule 12b-1 fee. Prior to April 26, 2024, the Class I shares of Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield were designated the Class Chartwell shares.

Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.	INVESTMENT INFORMATION

A.	Investment Policies, Strategies and Risks

This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. A fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted. For more information on a fund’s principal strategies and risks, please see the funds’ Prospectus.

	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Chartwell Small Cap Fund	Carillon Chartwell Real Income Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Equity Securities

Common Stocks	X	X	X	X	X	X	X	X	X	X	X	X			X

Small- and Mid Capitalization Stocks	X	X	X	X	X					X	X	X

Dividend-Paying Stocks	X		X								X

Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Other Investment Companies, including ETFs	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Closed-End Funds	X	X	X							X	X	X

Preferred Stock	X	X	X	X	X	X	X	X	X	X	X	X			X

Master Limited Partnerships		X									X

Real Estate Investment Trusts (“REITs”)	X	X	X	X	X	X	X	X	X	X	X	X			X

Large-Capitalization Stocks				X	X						X

Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”)		X		X	X	X	X	X	X	X			X	X	X

Debt Securities

Debt Securities	X	X	X			X	X	X	X	X	X	X	X	X	X

Callable Securities											X

	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Chartwell Small Cap Fund	Carillon Chartwell Real Income Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Corporate Debt Obligations	X	X	X			X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Debt Securities											X

Investment Grade and Lower Rated Securities

Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Lower Rated / High Yield Securities	X	X	X			X	X	X		X	X	X	X	X	X

Risk Factors of Lower Rated / High Yield Securities:

Interest Rate and Economic Risk	X	X	X			X	X	X		X	X	X	X	X	X

Securities Ratings and Credit Ratings	X	X	X			X	X	X		X	X	X	X	X	X

Liquidity Risk and Valuation	X	X	X			X	X	X		X	X	X	X	X	X

Variable- or Floating-Rate Securities	X	X	X							X	X	X	X	X	X

Institutional Term Loans	X	X	X							X	X	X	X	X	X

Municipal Obligations	X	X	X			X	X	X		X	X	X	X	X	X

Short-Term Money Market Instruments

Bankers’ Acceptances	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Certificates of Deposit (“CDs”)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Commercial Paper	X	X	X			X	X	X	X	X	X	X	X	X	X

Bank Time Deposits	X	X	X	X	X	X	X	X		X	X	X	X	X	X

Repurchase and Reverse Repurchase Agreements										X

Repurchase Agreements	X	X	X			X	X	X	X	X	X	X	X	X	X

Reverse Repurchase Agreements	X	X	X			X	X	X		X	X	X	X	X	X

Mortgage Dollar Rolls and Sale-Buybacks	X	X	X							X	X	X	X	X	X

U.S. Government Securities and Government-Sponsored Enterprises	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Sovereign and Quasi-Sovereign Government Debt													X	X	X

U.S. Treasury Obligations											X

Zero Coupon and Pay-In-Kind Securities	X	X	X			X				X	X	X	X	X	X

Pass-through Securities

Mortgage-Backed Securities	X	X	X			X	X	X		X	X	X	X	X	X

Asset-Backed Securities	X	X	X			X	X	X	X	X	X	X	X	X	X

To-Be-Announced Securities													X	X	X

Collateralized Loan Obligations													X	X	X

Foreign Securities Exposure											X

Depositary Receipts	X	X	X		X	X	X	X	X	X	X	X

	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Chartwell Small Cap Fund	Carillon Chartwell Real Income Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

American Depositary Receipts (“ADRs”)	X	X	X		X	X	X	X	X	X	X	X	X	X	X

Euro/Yankee Bonds	X	X	X							X	X	X	X	X	X

Eurodollar Certificates	X	X	X		X	X				X	X	X			X

Foreign Securities	X	X	X		X	X	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X		X	X	X	X	X	X	X	X	X	X	X

Investing through Stock Connect															X

Investing in Japan					X

European Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Latin American Securities					X	X	X	X	X				X	X	X

Derivatives – Futures, Forwards, Options and Hedging Transactions	X	X	X			X	X			X	X	X	X	X	X

Options	X	X	X			X	X			X	X	X	X	X	X

Options on Futures	X	X	X			X	X			X	X	X	X	X	X

Futures	X	X	X			X	X			X	X	X	X	X	X

Risks of Futures Trading	X	X	X							X	X	X

Stock and Bond Index Futures	X	X	X			X	X			X	X	X	X	X	X

Foreign Currency Hedging Strategies	X	X	X							X	X	X		X	X

Forward Currency Contracts	X	X	X		X	X	X			X	X	X		X	X

Forward Currency Exchange Contracts	X	X	X			X	X	X		X	X	X	X	X	X

Non-Deliverable Forwards	X	X	X							X	X	X		X	X

Combined Transactions	X	X	X			X	X			X	X	X	X	X	X

Swaps, Caps, Floors and Collars	X	X	X							X	X	X	X	X	X

Options on Swap Agreements	X	X	X							X	X	X	X	X	X

Forward Commitments	X	X	X			X				X	X	X	X	X	X

Natural Resources and Precious Metals											X

Illiquid and Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Other Investment Practices

When-Issued and Delayed Delivery Transactions	X	X	X							X	X	X	X	X	X

Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Foreign Investment Companies	X	X	X		X	X	X	X		X	X	X		X	X

Selling Securities Short	X	X	X			X	X	X		X	X	X	X	X	X

Temporary Defensive Purposes	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Large Shareholder Redemption Risk	X	X	X							X	X	X

Cyber Security	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Equity Securities:

Common Stocks. A fund may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.

Small- and Mid-Capitalization Stocks. A fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the fund to liquidate its securities positions. In addition, it may be prudent for a fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a fund’s asset size increases, the fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

A fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Dividend-Paying Stocks. A fund may invest in dividend-paying stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market.

Convertible Securities, Including Convertible Preferred Securities. A fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, generally have features of, and risks associated with, both equity and fixed income instruments. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. With respect to Mid Cap, the convertible securities in which the funds may invest are rated, at the time of purchase, at least “A” or better by Moody’s or S&P®, or determined to be of comparable quality by Carillon Tower if the security is unrated.

Other Investment Companies, including money market funds and ETFs. A fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, adversely affecting a fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.

A fund’s investment in securities of other investment companies, except for money market funds, is generally limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company and (iii) 10% of the fund’s total assets in all investment companies in the aggregate. However, a fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC.

Rule 12d1-4, under the 1940 Act, permits various types of fund of fund arrangements without an exemptive order under certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Additionally, as part of the streamlining of the fund of fund arrangements, the SEC rescinded certain exemptive orders and withdrew certain no-action letters.

Closed-End Funds. The funds may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Preferred Stock. A fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.

Master Limited Partnerships. A Fund may invest in MLPs, a type of publicly-traded partnership. An MLP is taxed as a partnership under the Code, the interests or “units” of which (e.g., limited partnership interests) are registered with the SEC and are freely tradable on a securities exchange or in the over the counter market. Many MLPs operate in real estate and oil and gas related businesses, including energy processing and distribution, but they also finance entertainment, research and development, and other projects. A typical MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. In addition, the general partner or partners are jointly and severally responsible for the liabilities of the MLP. The general partner may be owned by a major energy company, an investment fund, the managers of the MLP or an entity owned by one or more such parties. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, have more limited rights to vote on matters affecting the partnership than owners of common stock, and receive cash distributions. An MLP also may be structured as an entity similar to a limited partnership, such as a limited liability company with one or more managers or managing members (that play a role similar to general partners), and one or more non-managing members (that play a role similar to limited partners). A fund will invest in an MLP as a limited partner or non-managing member, and normally would not be liable for the debts of an MLP beyond the amount that a fund has invested therein. However, as a limited partner, a fund would not be shielded to the same extent that a stockholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. This right of an MLPs’ creditors would continue even after a fund had sold its investment in the partnership.

MLPs are commonly structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner’s board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that, as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Since MLPs generally conduct business in multiple states, a fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact a fund’s return on its investments in MLPs. Distributions from an MLP may consist in part of a return of capital.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Real Estate Investment Trusts (“REITs”). A fund may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, lack of availability of mortgage funds or financing, adverse governmental, legal or regulatory action, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs may not be diversified geographically or by property or tenant type.

Large-Capitalization Stocks. A fund may invest in large-cap companies. The risk associated with large-cap stocks arises because they may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies.

Growth Stocks. Growth stocks are those of companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. A fund’s investments in growth stocks may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth stocks may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Value Stocks. Value stocks are those of companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While a fund’s investments in value stocks may limit its downside risk over time, a fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

Warrants and Rights. A fund may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in the common stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”) that pool funds to seek potential acquisition opportunities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. Government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable acquisition. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments, such as U.S. Government securities and money market fund securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a fund’s ability to meet its investment objective. A fund may invest in SPACs for a variety of investment purposes, including to achieve capital gains. SPACs may provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. However, unless it is subject to a restriction on resale, a fund may sell its investment in a SPAC at any time, including before, at or after the time of a merger or acquisition. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Certain SPACs in which a fund may invest, or the securities of an acquisition target, may not be registered under the Securities Act of 1933, as amended, or no public market may otherwise exist for such securities. Such investments in unregistered SPACs may have extended restrictions on their resale, be considered illiquid or otherwise involve a high degree of risk, which could cause a fund to lose all or part of its investment.

An investment in a SPAC is subject to a variety of additional risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights held by a fund with respect to the SPAC may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; and (ix) some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. SEC rule amendments relating to SPACs, require, among other things, enhanced disclosure requirements for SPAC offerings and procedural requirements in the completion of transactions.

Debt Securities:

Debt Securities. A fund may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer’s credit quality. Also, the value of a fund’s investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value (“NAV”) of a fund’s shares. There is a risk that policy changes by the U.S. government and/or the Federal Reserve, such as interest rate increases, including significant or rapid increases, may result in substantial losses to a fund due to, among other factors, a decline in the value of the debt securities held by a fund, heightened volatility in the fixed-income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, a fund may be unable to maintain positive returns or pay dividends to fund shareholders. To the extent a fund holds an investment with a negative interest rate to maturity, a fund may generate a negative return on that investment. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets. A fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

A fund by investing in Derivatives (as defined below) tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in Derivatives. To the extent a fund experiences high redemptions due to this risk, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund’s performance. The liquidity levels of a fund’s portfolios may also be affected.

Callable Securities. A fund may invest in callable securities. Risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Corporate Debt Obligations. A fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussions of “Investment Grade” and “Lower Rated” securities below for additional information.

Inflation-Indexed Debt Securities. A fund may invest in inflation-indexed debt securities. Inflation-indexed debt securities, also known as “inflation-protected securities,” are fixed-income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Other issuers pay out the index-based accruals as part of the security’s coupon. The U.S. Treasury is obligated to repay at least the greater of the original principal value or accrued principal value at maturity for inflation-indexed securities issued directly by the U.S. Government, which are referred to as “U.S. Treasury Inflation Protected Securities,” or “TIPS,” and are backed by the full faith and credit of the U.S. Government. However, inflation-indexed debt securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity. If inflation is lower than expected during the period a fund holds the security, a fund may earn less on it than on a conventional bond. Inflation-indexed debt securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, interest rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed debt securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds. Any increase in the principal amount of an inflation-indexed debt security will be considered ordinary income, even though a fund will not receive the principal until maturity. Thus, a fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A fund’s investments in inflation-indexed debt securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate. In addition, inflation-indexed debt securities are subject to risks related to the discontinuation, substitution or fundamental alteration of the CPI-U or other relevant pricing indices. Such alteration, which could be effected by legislation or Executive Order, could be materially adverse to the interests of an investor in the securities or substituted with an alternative index. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed debt security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if a fund purchases inflation-indexed debt securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a fund may experience a loss if there is a subsequent period of deflation.

Any increase in principal value of inflation index-linked securities caused by an increase in the index may be treated as original issue discount and taxable in the year the increase occurs, even though a fund will not receive cash representing the increase at that time. As a result, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

Investment Grade and Lower Rated Securities:

Investment Grade Securities. A fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher-grade bonds. A fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.

Lower Rated / High Yield Securities. A fund may invest in debt securities rated below investment grade. These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher-grade securities.

Risk Factors of Lower Rated / High Yield Securities:

Interest Rate and Economic Risk. As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s NAV. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.

In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its portfolio manager’s careful analysis of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.

Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

A fund’s portfolio managers continually monitor the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund’s portfolio managers primarily rely on their own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination. See Appendix B for a description of corporate debt ratings.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. The Trust’s Board of Trustees (“Board” or “Trustees”) or a portfolio manager may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors could reduce the market value of high yield securities held by a fund.

Unrated Securities:

Because a fund may purchase securities that are not rated by any rating organization, a subadviser, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that a subadviser may not accurately evaluate the security’s comparative credit rating. To the extent that a fund invests in unrated securities, a fund’s success in achieving its investment objectives may depend more heavily on a subadviser’s credit analysis than if a fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means a fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Variable- or Floating-Rate Securities:

A fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. Variable- or floating-rate securities may include senior loans, catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage- and other asset-backed securities.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value prior to maturity. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the funds’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The funds will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a fund’s investments at the time of purchase. When determining whether such an obligation meets a fund’s credit quality requirements, the fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining its weighted average portfolio maturity, a fund will consider a floating-or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable-and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

Certain variable or floating securities have coupon rates that are based on the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. A fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. To the extent permitted by a fund’s investment objectives and general investment policies, a fund may invest in residual interest bonds without limitation. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

Institutional Term Loans:

A fund may invest in institutional term loans or other bank loans. These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests. Loan interests are different from traditional debt securities in that debt securities generally are part of a large issue of securities to the public, whereas loan interests may represent a specific commercial loan to a borrower. In addition, loan interests may not be rated by independent rating agencies, and investments in a particular loan may depend almost exclusively on the credit analysis of the borrower performed by a subadviser. Loans may also be subject to legal or contractual restrictions on resale, normally are not registered with the SEC or any state securities commission and are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud provisions of the federal securities laws. In the absence of definitive regulatory guidance, a fund relies on the subadviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a fund.

Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors. If a fund purchases these loan participation interests, a fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower. As a result, a fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower. A fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower. Therefore, a fund will not directly benefit from any collateral that supports the underlying loan. As a result, a fund may be exposed to the credit risk of both the underlying borrower and the loan investor selling the loan participation interest. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. A fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower. However, as the holder of a loan participation interest, a fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In certain circumstances, Carillon Tower, a subadviser or their affiliates (including on behalf of clients other than a fund) or a fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when a subadviser or a fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by a fund or held by a fund, the fund may be disadvantaged relative to other investors that do receive such information, and the fund may not be able to take advantage of other investment opportunities that it may otherwise have.

In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee. On an ongoing basis, a fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower. A fund will be subject to the risk that collateral securing the loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Borrowers that are in bankruptcy or restructuring may never pay off their debts or may pay only a small fraction of the amount owed. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate the fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. In addition, if the loan investor from whom a fund purchased a loan participation interest is involved in a bankruptcy proceeding, the fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a fund’s interest in loan collateral is invalidated or if the fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of these loans.

Municipal Obligations:

General Description. A fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.

There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds. An increase in interest rates generally will reduce the value of a fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value. The market for municipal securities may become illiquid. There may also be less information available on the financial condition of municipal security issuers than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.

Short-Term Money Market Instruments:

Bankers’ Acceptances. A fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument’s marketability is affected primarily by the reputation of the accepting bank and market demand.

A fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).

Certificates of Deposit (“CDs”). A fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.

Commercial Paper. A fund may invest in commercial paper that is rated Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or A-1 +, A-1 or A-2 by Standard and Poor’s (“S&P”), or F1+, F1 or F2 by Fitch Ratings Ltd. (“Fitch”). In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.

Bank Time Deposits. A fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements. A fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.

Reverse Repurchase Agreements. A fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities. During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund’s limitation on borrowing.

The reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Mortgage Dollar Rolls and Sale-Buybacks:

A fund may enter into mortgage dollar rolls, in which the fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. If such compensation does not exceed the income, capital appreciation and gain due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, a fund could incur a loss. Mortgage dollar roll transactions may be considered a borrowing by a fund under certain circumstances.

A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security.

The mortgage dollar rolls and sale-buybacks entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or sale-buyback. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Each mortgage dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Mortgage dollar roll transactions may result in higher transaction costs, increase interest rate risk or result in an increased portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities subject to a fund’s forward purchase commitment may decline below, or the market value of the securities subject to a fund’s forward sale commitment may increase above, the exercise price of the forward commitment. Additionally, because dollar roll transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to a fund may be less favorable than the security delivered to the dealer. The successful use of dollar rolls may depend upon a subadviser’s ability to correctly predict interest rates and prepayments, depending on the underlying security. There is no assurance that dollar rolls can be successfully employed. In addition, in the event the buyer of the securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of the proceeds of the sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to purchase the similar securities in the forward transaction.

U.S. Government Securities:

U.S. Government Securities and/or Government-Sponsored Enterprises. A fund may invest in U.S. Government Securities and/or Government-Sponsored Enterprises. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by the discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. government agency securities are subject to credit risk, interest rate risk and market risk.

Sovereign and Quasi-Sovereign Government Debt:

Sovereign and Quasi-Sovereign Government Debt. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Investments in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies involve special risks not present in corporate debt obligations. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished when the issuer is a foreign government or its political subdivisions or agencies. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, insufficient foreign currency reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

Sovereign debtors’ ability to repay their obligations may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. The receipt of assistance from other governments or multinational agencies is not assured. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which may be politically difficult to implement. These measures may limit or be perceived to limit economic growth and recovery. In the past, some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the subadvisers endeavor to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its holdings.

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated), and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Brady Bonds are not, however, considered to be U.S. Government securities. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a fund to suffer a loss of interest or principal on any of its holdings.

U.S. Treasury Obligations:

U.S. Treasury Obligations. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics, and include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, separately traded registered interest and principal component parts of such obligations (known as “STRIPS”), which are traded independently, and Treasury inflation-protected securities, whose principal value is periodically adjusted according to the rate of inflation. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. U.S. Treasury obligations are subject to credit risk and interest rate risk. The total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Treasury obligations (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Treasury obligations; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.

Zero Coupon and Pay-In-Kind Securities:

Zero Coupon, Step Coupon and Pay-In-Kind Securities. A fund may invest in zero coupon securities and step coupon securities. The market value of those securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, they are typically widely traded by brokers and dealers.

A fund also may invest in pay-in-kind securities, which allow the issuer the option to pay interest (1) in cash at a specified coupon payment date or (2) by issuing to the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the cash coupon payment that would have been made.

The Internal Revenue Code of 1986, as amended (“Code”), requires the holder of a zero or step coupon security and certain other securities acquired at a discount, as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments. See “Taxes.”

Pass-through Securities:

Mortgage-Backed Securities. A fund may invest in debt securities backed by pools of various types of mortgages. Mortgage pass-through securities are those representing interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). There are generally three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that can have some form of private credit enhancement. U.S. Government-sponsored agencies that may issue mortgage-backed securities include, but are limited to, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios and the Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).

In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury agreed to amend the preferred stock purchase agreements for the shares in Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule.

The problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship in 2008 and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. There have been discussions among policymakers as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Under the direction of the FHFA, FNMA and FHLMC jointly developed a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their prior offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market by aligning the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain. UMBS involves complex organizational risks.

Asset-Backed Securities. A fund may invest in asset-backed securities which are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include automobile and, credit-card and other categories of receivables, equipment leases, home equity loans and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts-receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. A fund’s investments in asset-backed securities will be subject to its rating and quality requirements. Asset-backed securities may be backed by a single asset; however, asset-backed securities that represent an interest in a pool of assets provide greater credit diversification. The value of an asset-backed security can be affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. In addition, payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, or limited guarantee by another entity, or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. Asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Certain collateral may be difficult to locate in the event of a default, and recoveries of depreciated or damaged collateral may not fully recover payments due on such collateral. In addition, certain types of collateral, such as credit receivables, are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, if a fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, a fund may only receive payments after the pool’s obligations to other investors have been satisfied. Asset-backed securities are subject to prepayment and extension risk, and thus may be impacted by interest rates.

To-Be-Announced Securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. Core Bond, Core Plus Bond and Unconstrained Bond and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by Core Bond, Core Plus Bond and Unconstrained Bond.

Collateralized Loan Obligations:

A fund may invest in collateralized loan obligations (“CLOs”), which are a type of securitized debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which a fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., prepayment and extension risk, credit risk, liquidity risk, market risk, and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate for the CLO to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that a fund may invest in classes of CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the possibility that the investment return achieved by the CLO could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the possibility that the CLO’s manager may perform poorly.

Interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive a credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, but such enhancement may not always be present and may fail to protect a fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

Foreign Securities Exposure:

Depositary Receipts. A fund may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).

Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.

American Depositary Receipts (“ADRs”). A fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.

Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

Eurodollar Certificates. A fund may invest in CDs issued by foreign branches of domestic and foreign banks. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

Foreign Securities. A fund may invest in foreign equity securities. A fund’s investment in a foreign issuer may subject a fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes, or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in emerging market countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.

No fund intends to invest in foreign securities at a time when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

A fund’s income and gains from investments in non-U.S. issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. When a fund receives dividend and interest income (if any) from issuers in certain countries, such distributions may be subject to partial withholding by local tax authorities in order to satisfy potential local tax obligations. A fund may file claims to recover such withholding tax in jurisdictions where withholding tax reclaim is possible, which may be the case as a result of bilateral treaties between the United States and local governments. Whether or when a fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries, and a fund may incur costs and experience delays in receiving any such withholding tax refunds. Where a fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of a fund generally includes accruals for such tax refunds. The funds continue to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in a fund’s NAV for such refunds may need to be written down partially or in full, which will adversely affect that fund’s NAV. Investors in a fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, investors in the fund at the time the claim is successful will benefit from any resulting increase in the fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.

Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. A fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, a fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. The risks for forward contracts and hedging are discussed below.

Emerging Markets. A fund may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries or sectors, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid, subject to greater price volatility, trade a smaller number of securities, and trade securities that have a smaller market capitalization. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Emerging market country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests. In addition, emerging market countries are often characterized by limited reliable access to capital.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging market countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a fund may be in jeopardy because of failures of or defects in the settlement systems. Delays in the settlement could result in temporary periods when a portion of a fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability of a fund to the purchaser. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. A fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the funds will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. Transaction costs, including brokerage commissions and dealer mark-ups, in emerging market countries may be higher than in the U.S. and other foreign developed markets. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund’s investment in certain emerging market countries and may increase the expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. The repatriation of investment income, capital or the proceeds of securities sales from emerging market countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time, which may make it difficult for a fund to invest in such emerging market countries. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a fund. A fund may be required to establish special custodial or other arrangements before investing in certain emerging market countries. A fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited. Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent a fund invests in emerging markets, fund assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. In the event of expropriation, a fund could lose all or a substantial portion of any investments it has made in the affected countries. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. While the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. The organizational structures of certain issuers in emerging markets may not be familiar, and may limit investor rights and recourse.

Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. A fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.

There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to as stringent, extensive and frequent accounting, auditing and financial reporting standards and requirements, or as comprehensive government regulations, as those to which companies in major securities markets are subject, and the degree of cooperation between issuers in emerging market countries with foreign and

U.S. financial regulators may vary significantly. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. In particular, the assets and profits appearing on the financial statements of emerging market country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market country issuers than is available about issuers in the U.S. Further, certain countries in which the funds may invest may not provide the same degree of investor protection or information to investors as would generally apply. In addition, it is possible that purported securities in which a fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses. U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, regulatory authorities in some emerging markets currently do not provide the PCAOB with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators. As a result, U.S. investors, including a fund, may be subject to risks associated with less stringent accounting oversight.

Emerging market countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most Western European countries. Moreover, political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a fund may invest and adversely affect the value of a find’s assets. A fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

Investment in debt securities of emerging market country issuers involves special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging market country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries.

In addition, emerging market country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities. The ability of emerging market country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments.

The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging market countries receive payment for their exports in currencies other than dollars or non-emerging market country currencies, the emerging market country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected. To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging market country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates. Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations. As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Included among the issuers of emerging market country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. To the extent that Restructured Investments involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. A fund may be permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments.Although a fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of a fund’s assets that may be used for borrowing. Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a fund’s investments in these Restructured Investments may be limited by the restrictions contained in the 1940 Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of a fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

Currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund’s shareholders.

The laws in certain countries with emerging capital markets may be based upon or highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a fund.

Developing capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a fund.

Investing through Stock Connect. A fund may invest through Stock Connect. Foreign investors may now invest in eligible China A shares (shares of publicly traded companies based in mainland China) (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen – Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Exchanges, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and the Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. An Exchange may be open at a time when the relevant Stock Connect program is not trading, with the result that the prices of China A shares may fluctuate at times when a fund is unable to add to or exit its position. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Only certain China A shares are eligible to be accessed through Stock Connect, and such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the Exchanges and, without the protection of such programs, could be subject to the risk of default by the broker. Because all trades on Stock Connect in respect of eligible China A shares must be settled in Renminbi (“RMB”), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Finally, the withholding tax treatment of dividends and proceeds of capital transactions payable to overseas investors currently is unsettled.

Stock Connect may have changes to its platform in the future. These future developments offer no assurance as to whether or how such developments may restrict or affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a fund’s investments and returns.

Investing in Japan. Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic and Political Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. Japan’s economic growth rate could be impacted by the Bank of Japan’s monetary policies, rising interest rates and global inflation, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. Furthermore, the Japanese economy is heavily dependent on international trade and may be adversely affected by global competition, trade tariffs, embargos, boycotts and other government interventions and protectionist measures, regulation, changes in international trade agreements, competition from emerging economies, the economic conditions of its trading partners, the performance of the global economy, and regional and global conflicts. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. A significant portion of Japan’s trade is conducted with emerging market countries, and it can be adversely affected by conditions in these other countries. Japan’s high volume of exports has at times caused trade tensions with Japan’s trading partners, particularly the United States. Any future political developments in Japan may lead to changes in policy that might adversely affect a fund’s investments.

Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese yen may be affected by currency volatility elsewhere in Asia, including Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.

Energy Risk. Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Because of the concentration of Japanese exports in highly visible products such as automobiles and technology, and the large trade surpluses ensuing therefrom, Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this trend will continue, and Japan remains sensitive to fluctuations in commodity prices. A substantial rise in world oil or commodity prices could have a negative effect on its economy. Japan also faces risks associated with climate change and transitioning to a lower-carbon economy.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the fund. Japan has one of the world’s highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. A natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets. The full extent of the impact of recurring natural disaster on Japan’s economy and foreign investment in Japan is difficult to estimate.

Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

European Securities. A fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU” or “Eurozone”). The EMU is comprised of EU members that have adopted the Euro currency. As part of EMU membership, member states relinquish control of their own monetary policies to the European Central Bank. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates; fiscal and monetary controls; and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and may significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (except Denmark) are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Changes in imports or exports, changes in governmental or European regulations on trade, changes in the exchange rate of the Euro, the threat of default or actual default by one or more European countries on its sovereign debt, and/ or an economic recession in one or more European countries may have a significant effect on the economies of other European countries and their trading partners.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; national unemployment; aging populations; rising government debt levels and the possible default on government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a fund’s investments. In addition, one or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in some cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.

Certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a fund’s performance to the extent a fund is exposed to such interest rates.

Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets, as could military conflicts. The impact of these or other events is not clear but could be significant and far-reaching and materially impact the value and liquidity of a fund’s investments.

Russia’s war with Ukraine has negatively impacted European economic activity. Additionally, Russia may continue to attempt to assert its influence in the Eastern Europe region through economic or even military measures. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S., EU, United Kingdom and others have and could continue to severely impact the performance of economies of European and other countries, including adverse effects to global financial and energy markets, global supply chains and global growth, and inflation. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Eastern Bloc (i.e. ex-Soviet Union-controlled countries in Europe) and may, at times, take actions that could negatively impact European economic activity.

The United Kingdom withdrew from the European Union on January 31, 2020. The longer term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainly and periods of increased volatility in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

Latin American Securities.

Inflation and Interest Rates. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation, as well as high interest rates. This has at time led to extreme government measures to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability. Certain Latin American countries have historically suffered from social, political, and economic instability and volatility, currency devaluations, government defaults and high unemployment rates. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, there can be no guarantee that such trends will continue or that the desired outcomes of these developments will be successful. In addition, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may negatively affect the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in the financial markets and may further limit the economic recovery in the region.

Dependence on Exports and Economic Risk. Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries, and trading relationships with key trading partners, including the U.S., Europe, Asia and other Latin American countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. Additionally, in Mexico, the long-term implications of the United States-Mexico-Canada Agreement, the 2020 successor to NAFTA, are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of fund investments in Mexico.

The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities experienced volatility. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may decrease. Any recovery from such volatility may not be sustained or, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries.

Trade Agreements. Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce trade barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Sovereign Debt. Latin American economies generally are heavily dependent upon foreign credit and loans, and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition to risk of default, debt repayment may be restructured or rescheduled, which may impair economic activity. Moreover, the debt may be susceptible to high interest rates and may reach levels that would adversely affect Latin American economies. In addition, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. A number of Latin American countries are among the largest debtors of emerging market countries, and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Derivatives – Futures, Forwards, Options and Hedging Transactions:

General Description. A fund may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).

In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund’s portfolio manager may utilize these opportunities to the extent it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities. (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.) Although a fund may be permitted to use a variety of Derivatives, a fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.

Regulation.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of swaps and certain other over-the-counter derivatives, including the manner in which they are entered into, reported, recorded, executed, settled and cleared. At this time, the vast majority of the regulations authorized under the Dodd-Frank Act have been issued and finalized by the Commodity Futures Trading Commission (“CFTC”) and the SEC. Certain types of swaps must now be traded on a derivatives exchange registered with the CFTC and cleared on a CFTC-registered clearinghouse, and additional types of swaps may be subject to these trade execution and clearing mandates in the future. As a result, to the extent a registered investment company transacts in any of these types of swaps, such transactions may present technological and other operational changes. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. In addition, registered investment companies may be required to post and collect initial and variation margin for uncleared swaps with certain of their counterparties. Due to these regulations, a fund is also required to engage in greater documentation and recordkeeping with respect to swap agreements.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC, and the banking regulators) have adopted a number of regulations and guidance on the use of swaps and other types of derivatives by registered investment companies. In certain cases, a registered investment company may be restricted in its use of Derivatives, or a fund’s adviser may be required to register as a commodity trading advisor (“CTA”) or commodity pool operator (“CPO”).

Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, either an exemption from regulation as a CPO under the Commodity Exchange Act has been claimed with the National Futures Association or registration is not applicable with respect to the fund, and Carillon Tower is exempt from registration as a CTA under CFTC Regulation 4.14(a)(8).

Under CFTC Regulation 4.13(a)(3), in order to rely on the exclusion from CPO registration, interests in the fund must be exempt from registration under the 1933 Act, and such interests may only be marketed and advertised to the public in the U.S. in compliance with SEC Regulation 506(c) or SEC Regulation 144A. The registered investment company must reasonably believe, at the time of investment, that each person who invests in the fund is an accredited investor or certain other types of non-retail investors. In addition, a registered investment company’s commodity interests, with respect to any given fund, must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.13(a)(3), a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund’s ability to use these instruments may also be limited by tax considerations.

In addition, in order to rely on the exemption from registration as a CTA under CFTC Regulation 4.14(a)(8), an entity must be a registered investment adviser, must only provide advice to funds operating under an exemption in CFTC Regulation 4.14(a)(3) (discussed above) or certain other funds, and such advice must be solely incidental to the investment adviser’s securities advice. The entity also cannot hold itself out as a CTA.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits may limit or prevent a fund from using these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to the funds, may increase the cost of a fund’s investments and cost of doing business.

Rule 18f-4 under the 1940 Act permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any futures contract, forward contract, option (excluding purchased options), swap, security-based swap, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) any reverse repurchase agreements or similar financing transactions, if a fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below).

For a fund using a significant amount of Derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception to most of its requirements for a fund with Derivatives exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions (a “Limited Derivatives User”). A Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its Derivatives risks.

The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Under the Derivatives Rule, when a fund trades reverse repurchase agreements or similar financing transactions, it must either (i) aggregate the amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions. Furthermore, under the Derivatives Rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. In addition, under the Derivatives Rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a Derivatives Transaction for purposes of compliance with the Derivatives Rule.

The requirements of the Derivatives Rule are intended to reduce risk related to transacting in derivatives, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Complying with the Derivatives Rule may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors, and the full impact of the Derivatives Rule on a fund remains uncertain.

Special Risks of Hedging Strategies. The use of Derivatives involves special considerations and risks, as described below. Risks pertaining to particular Derivatives are described in the sections that follow.

(1)  Successful use of most Derivatives depends upon a portfolio manager’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While a fund’s portfolio manager is experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.

(2)  There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged. For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded. The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.

    To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative. Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all. Some Derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment.

(4)  A fund’s ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.

Options:

A fund may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures. However, Growth & Income may only purchase and write call options on securities as discussed below. Certain risks and special characteristics of these strategies are discussed below.

Risks of Options Trading. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is a covered option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is a covered option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

In considering the use of options, particular note should be taken of the following:

(1)  Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under “CFTC Regulation”). Accordingly, a fund’s positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5. However, a fund’s positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.

(2)  The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund’s portfolio manager’s ability to forecast the direction of price fluctuations in the underlying instrument.

(3)  At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(4)  A position in an exchange-traded option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-traded options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (“OTC”) options

(options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses. For example, if a fund maintains a covered position with respect to a call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(5)  Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(6)  The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

A fund may write covered or uncovered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund may write call options on securities when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For Growth & Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets. The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option, if applicable, while the call option is outstanding.

Options on Futures. A fund may purchase and write call and put options on futures contracts that are traded on a U.S. exchange or board of trade. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. A fund also may purchase such put options in order to hedge a long position in the underlying futures contract. A fund may purchase call options on futures contracts in lieu of, and for the same purpose as, the actual purchase of the futures contracts. A fund also may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities. The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a fund would pay more than the market price for the underlying securities or index units. The net cost to that fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

While a fund’s use of options on futures contracts for hedging may protect the fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that a fund’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged.

Futures:

A fund may enter into futures contracts. All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.

Risks of Futures Trading. Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller earns the difference and realizes a gain. Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.

A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin. Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.

Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.

The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures contracts and futures options on securities, including technical influences in futures contract trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of such futures contracts will not vary in direct proportion to the value of such fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Because the margin deposits required for futures contracts are generally low with respect to the potential obligation to which a fund is exposed, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or, alternatively, gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Stock and Bond Index Futures. A fund may invest in stock and bond index futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

A broad-based securities index will generally have at least ten component issues, while a narrow-based index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.

Foreign Currency Hedging Strategies. A fund may use options and futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific foreign currency at a specified future date in exchange for another currency which may be U.S. dollars, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). A fund may also purchase and sell foreign currency on a spot basis. A fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.

Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Furthermore, currency hedges do not protect against price movements in the securities that are attributable to other causes.

For example, a fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A fund also might use currency-related derivative instruments when a subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the fund against the expected decline in the foreign currency exposure sold. For example, if a fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

The use of currency-related derivative instruments by a fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a fund will be subject to the risk that a loss may be sustained by the fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund. A fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

A fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Forward Currency Contracts. A fund may enter into forward currency exchange contracts and non-deliverable forwards as discussed below.

Certain funds may enter into such contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.

Certain funds generally will not enter into a forward currency contract with a term of greater than one year.

Certain funds may enter into a forward currency contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency.

Certain funds may use forward currency contracts when its portfolio manager wishes to “lock in” the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

Certain funds may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

Certain funds may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the fund’s portfolio manager believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward currency contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

Certain funds may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its portfolio manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a fund’s exposure to foreign currency exchange rate fluctuations.

Forward Currency Exchange Contracts. Forward currency exchange contracts are physically settled through an exchange of currencies. Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Therefore, a fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund’s rights as a creditor.

Non-Deliverable Forwards (“NDFs”). NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund’s respective returns.

NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”). The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.

Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the OTC exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund may also invest in inflation rate swaps, where an inflation rate index is used in place of an interest rate index.

A fund will usually enter into swaps on a net basis. These swaps, caps, floors and collars, which are used for bona fide hedging purposes are not subject to the funds’ borrowing restrictions. In addition, a fund will not enter into any OTC swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody’s or Fitch or has an equivalent rating from any other Nationally Recognized Statistical Rating Organization or is determined to be of equivalent credit quality by the portfolio manager. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.

A fund may enter into credit default swap contracts for investment purposes. Credit default swaps may be on a single security, a basket of securities or a securities index. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swaps sold by a fund may involve greater risks than if a fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and, with respect to OTC credit default swaps, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. A fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund.

Other forms of swap agreements that a fund may invest in include a “quanto” or “differential” swap, which combines both an interest rate and a currency transaction; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the funds may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as a Reference Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the funds may be required to pay a higher fee at each swap reset date. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap agreement, a fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets as collateral for its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The variation margin and initial margin requirements are now effective and apply based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. The funds provide initial margin in connection with uncleared swaps as required by the regulations. Due to these regulations, a fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements. Certain standardized swap agreements are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In a cleared swap, a fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.

When a fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but a FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.

Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because bilateral swap agreements are structured as two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a fund’s limitation on investments in illiquid securities. However, Carillon Tower may determine swaps to be liquid under certain circumstances. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that a subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swap agreements, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Carillon Tower will only approve a swap agreement counterparty for a fund if Carillon Tower deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As noted above, certain types of swap agreements are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty in a swap contract. The assets of a fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, a fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the

FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, a FCM may unilaterally amend the terms of its agreement with a fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements on uncleared swaps.

Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.

Options on Swap Agreements:

A fund may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if a fund had invested directly in an instrument that yielded that desired return. A fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon the exercise of the option, a fund will become obligated according to the terms of the underlying agreement. Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”) if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund’s swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.

Forward Commitments:

A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). However, International Stock and Growth & Income have no intention of engaging in such transactions at this time. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, a fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Natural Resources and Precious Metals:

A fund’s investments in the common stock of companies in natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals are subject to the risks associated with natural resources and precious metals investments in addition to the general risks of the stock market. Market prices of investments in natural resources and precious metals companies are often more volatile (particularly in the short term) than those of investments in other companies. Natural resources and precious metals investments can be significantly affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, expropriation or other confiscation, energy conservation, and the success of exploration projects. These factors can affect the profitability of natural resources companies and, as a result, the value of their securities.

To the extent a fund invests in the securities of companies with substantial natural resources and precious metal assets, a fund will be exposed to the price movements of natural resources and precious metals. Specifically, natural resources and precious metals investments can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Furthermore, natural resources and precious metals companies, and therefore a fund, can also be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain natural resources and precious metals companies due to the potential impact on the volume of commodities transported, processed, stored, or distributed. Some natural resources and precious metals companies that own the underlying commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of natural resources and precious metals companies’ securities also can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. Companies in natural resources and precious metals-related businesses often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage.

Natural resources and precious metals investments selected for a fund are subject to the risk that their performance may not correlate with broader equity market returns or with returns on other natural resources and precious metals investments. In addition, natural resources and precious metals projects may take extended periods of time to complete and companies cannot ensure that the market will be favorable by the time the project begins production. The operations of natural resources and precious metals companies may be subject to hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining, or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks, or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires, and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons; and fires and explosions. If a significant accident or event occurs that is not fully insured, it could adversely affect the natural resources and precious metals companies’ operations and financial condition. Natural resources and precious metals companies also may be subject to special risks associated with natural or man-made disasters, such as drought, floods and other adverse weather conditions and livestock disease. The highly cyclical nature of the natural resources and precious metals sectors may affect the earnings or operating cash flows of natural resources and precious metals companies.

A fund’s investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships. See “Equity Securities – Master Limited Partnerships” for additional risks related to these investments.

The profitability of natural resources and precious metals companies could be adversely affected by changes in the regulatory environment. Natural resources and precious metals companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. The outcome of federal, state and regional actions to address climate change could result in new laws and regulations to control or restrict emissions of greenhouse gases, including taxes or other charges. There are also increasing litigation and financial risks associated with government and investor responses to climate change.

Financial risks for fossil fuel energy companies, including natural gas producers, are also on the rise as stockholders and bondholders concerned about the potential effects of fossil fuels on climate change may elect to shift some or all of their investments away from fossil fuel based energy. Institutional lenders who provide financing to fossil fuel energy companies also have been under pressure from activists and are the subject of lobbying not to provide funding for fossil fuel production. Some of these institutional lenders may elect not to provide funding to natural resources companies, which could result in restriction, delay or cancellation of drilling programs or development or production activities or impair those companies’ ability to operate economically operate. Similarly, managers and investors applying environmental, social or governance (“ESG”) screens may preclude investment in some or all natural resources-related companies, which could adversely affect the performance of such companies, and in turn, a fund.

Chinese demand has become a central part of the global natural resources sector. Negative economic developments in China have impacted commodity demand and as a result have negatively impacted the value of natural resources investments.

Illiquid and Restricted Securities:

A fund will not purchase or otherwise acquire any illiquid security, if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. OTC options and their underlying collateral are currently considered to be illiquid investments.

Securities that have not been registered under the Securities Act include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and/or resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. In addition, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the U.S. and includes a provision for U.S. investors, such as a fund, to purchase such unregistered securities if certain conditions are met. Unregistered securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The fact that there are contractual or legal restrictions on the resale of restricted securities to the general public or to certain institutions may not be indicative of their liquidity, and not all restricted securities are considered illiquid. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.

In addition, Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of unregistered securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A may provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. However, to the extent that such securities are deemed to be illiquid, a fund will be subject to the 15% limitation described above.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. Certain of a fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have more limited product lines, markets or financial resources, or they may be dependent on a limited management group. A fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a fund’s NAV.

Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the U.S.

Sector Risk:

From time to time, based on market or economic conditions, a fund may have significant positions in one or more sectors of the market. To the extent a fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Other Investment Practices:

When-Issued and Delayed Delivery Transactions. A fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.

On the delivery date, the fund will meet its obligations from securities that are then maturing. When-issued and forward commitment securities may be sold prior to the settlement date. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss.

If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third-party seller of when-issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.

Loans of Portfolio Securities. A fund may loan portfolio securities to qualified broker-dealers. The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it may do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the funds’ securities lending agent may indemnify a fund against that risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Taxes” below).

Foreign Investment Companies. A fund may invest in Foreign Investment Companies. Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. As discussed above under “Other Investment Companies, including ETFs,” Rule 12d1-4 permits registered investment companies to acquire the securities of other registered investment companies in excess of the limits imposed in the 1940 Act, subject to compliance with the rule’s conditions.

Selling Securities Short. A fund may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs. Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.

When Carillon Tower or a subadviser believes that the price of a particular security held by a fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a fund owns for delivery at a specified date in the future. A fund will limit its transactions in short sales against the box to 5% of their respective net assets.

A fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the fund engages in short selling in foreign (non-U.S.) jurisdictions, the fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, a fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch. For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B. A fund may also take positions that are inconsistent with its principal investment strategies.

In addition, for temporary defensive purposes, International Stock may invest all or a major portion of its assets in: (1) foreign debt securities; (2) debt and equity securities of U.S. issuers; and (3) obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities.

Large Shareholder Redemption Risk:

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these account holders of their shares in a fund may impact the fund’s liquidity and net asset value. Such redemptions may also force a fund to sell securities at a time when it would not otherwise do so, which may increase the fund’s broker costs and impact shareholder taxes.

Cyber Security:

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund and its service providers may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (sometimes referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the funds, their investment adviser, their subadvisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact a fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The funds may also incur additional compliance costs for corrective measures or cyber security risk management purposes, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in [a/the] Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. A fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by fund service providers or counterparties.

In addition, other events or circumstances—whether foreseeable, unforeseeable, or beyond a fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.

Any of these results could have a substantial adverse impact on a fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and redemptions. Cybersecurity incidents could cause a fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for, in large part because different or unknown threats may emerge in the future. Furthermore, the funds do not control the cybersecurity systems and plans of the issuers of securities in which a fund invests or a fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect a fund or its shareholders. The widespread use of remote work arrangements may increase operational and information security risks.

The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid arrangements by a Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Fund, a Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

B.	Industry or Sub-Industry Classifications

For purposes of determining industry or sub-industry classifications, each fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”).

If GICS® does not have an industry or sub-industry classification for a particular security, Carillon Tower, the funds’ investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry or sub-industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.

III.	INVESTMENT LIMITATIONS

A.

Fundamental Investment Policies for Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund

The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. No Fund will concentrate in any industry or group of industries except as disclosed herein.

No fund may:

(1) Act as underwriter, except to the extent the fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

(2) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

(3) Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”);

(4) Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the fund’s net assets; or

(5) With respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following restrictions are fundamental policies for the Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund only. No fund may:

(1) Issue senior securities, borrow money or pledge its assets, except that (i) the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and

(ii) this restriction shall not prohibit the fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

(2) Purchase or sell commodities or commodity futures contracts (although the fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The following restrictions are fundamental policies for the Carillon Chartwell Real Income Fund and Carillon Chartwell Mid Cap Value Fund only. No fund may:

(1) Issue senior securities, borrow money or pledge its assets, except that (i) each fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

(2) Purchase or sell commodities or commodity futures contracts, puts, calls and straddles.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the fund will not be considered a violation.

B.

Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. No Fund will concentrate in any industry or group of industries except as disclosed herein.

Borrowing. The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities. The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Concentration. Capital Appreciation, Growth & Income, Mid Cap Growth, Eagle Small Cap Growth, Core Bond, Core Plus Bond, Mid Cap, Small Cap and Unconstrained Bond: Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

International Stock: The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as securities of other investment companies that provide exposure to such entities and pay “exempt interest dividends”) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Diversification. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans, Repurchase Agreements and Loans of Portfolio Securities. The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

C.

Non-Fundamental Investment Policies for Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund

The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

The following restriction is a non-fundamental policy of each fund:

(1) No fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

The following restriction is a non-fundamental policy of the Carillon Chartwell Real Income Fund and Carillon Chartwell Mid Cap Value Fund only:

(1) No fund may invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public), except that the Carillon Chartwell Real Income Fund may purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act.

The following restrictions are non-fundamental policies of the Carillon Chartwell Mid Cap Value Fund only:

(1) With respect to 50% of its gross assets, the fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

(2) With respect to the other 50% of its gross assets, the fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the fund will not be considered a violation.

Restrictions listed above that are not fundamental may be changed by the vote of the majority of the Board, but if any of these non-fundamental restrictions are changed, the funds will give shareholders at least 60 days’ written notice.

D.

Non-Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

Investing in Illiquid Securities. Each fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Investment Companies. Each fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.	NET ASSET VALUE

The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has designated Carillon Tower its valuation designee, with responsibility for the day-to-day (1) calculation of each fund’s NAV and (2) carrying out certain functions relating to the valuation of portfolio securities and other instruments in connection therewith. Carillon Tower performs these duties through a Valuation Committee, comprised of employees of Carillon Tower and/or its wholly-owned affiliates. Carillon Tower’s Valuation Committee will monitor for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee shall determine such securities’ fair value in accordance with Carillon Tower’s, Pricing and Valuation Procedures, which have been approved by the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

As described further in the Prospectus, the funds value securities or assets held in their portfolios as follows:

Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. A newly issued credit default swap may be priced at cost for up to one business day after a purchase if a market price is not available from an approved independent pricing service.

Equity Securities. A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ will adjust the price to equal the “inside” bid or ask price, whichever is closer. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

Foreign Equity Securities. Portfolio securities traded primarily on foreign exchanges generally are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a fund is to be valued. If no sale is reported at that time on any foreign market in which the security trades, the market value shall be based on the most recent quoted bid price. At times, an exchange may modify a published closing price after a fund is priced; in such cases, a fund is not required to be revalued. Because trading hours for certain foreign securities end before the close of the NYSE and the NASDAQ, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Pricing and Valuation Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Pricing and Valuation Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

Fixed Income Securities. Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Medium Term Notes may be valued using prices provided by independent pricing services or broker quotes. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Forward Contracts. Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Investment Companies and ETFs. Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Options and Futures. Options and futures positions are valued based on market quotations, if available and reliable. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the Valuation Committee will fair value the security using the Procedures.

The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ NAVs per share are not calculated. The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

V.	INVESTING IN THE FUNDS

The price at which an order to purchase or sell a fund’s shares is effected is based on the NAV per share of each class of a fund next calculated after the order is placed, plus any applicable sales charge, on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under “How to Invest.”

VI.	INVESTMENT PROGRAMS

A.	Retirement Plans

Carillon Family of Funds IRA. An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Family of Funds IRA”). A separate agreement is required to establish a Carillon Family of Funds IRA. A Carillon Family of Funds IRA also may be used for certain “rollovers” from qualified retirement plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Family of Funds IRA, please contact Carillon Tower.

The Code limits the deductibility of IRA contributions to a certain maximum. Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year. These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code) is not affected by the spouse’s active participant status. The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally is not taxable. The maximums, amounts, and limits referred to in this paragraph generally are adjusted for inflation annually.

If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions.

Other Retirement Plans. Fund shares also may be used as the investment medium for qualified retirement plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

B.	Rights of Accumulation

Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single “purchase,” if the resulting purchase totals at least $25,000. The term “purchase” refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term “purchase” also includes purchases by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Carillon Mutual Fund that distributes its shares subject to a sales charge.

The applicable Class A shares initial sales charge will be based on the total of:

(i)	the investor’s current purchase;

(ii)

the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of a fund held by the investor and (b) all Class A and Class C shares of any other Carillon Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Carillon Tower acquired by exchange); and

(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”

To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds’ transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.

C.	Class A Letter of Intent

Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of 13 months in Class A shares of any fund managed by Carillon Tower. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Carillon Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction. Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 4.75% of such amount for Mid Cap

Value, Chartwell Small Cap Growth, Small Cap Value, Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Eagle Small Cap Growth, Mid Cap and Small Cap. For Real Income, Short Duration High Yield, Core Bond, Core Plus Bond and Unconstrained Bond the minimum initial investment under a Letter of Intent is 3.75% of such amount. Class A shares purchased with either the first 4.75% or first 3.75% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

VII.	REDEEMING SHARES

The methods of redeeming shares are described in the section of the Prospectus entitled “How to Sell Your Investment.”

A.	Receiving Payment

If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.

If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”) or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc.®, the funds’ distributor (“Distributor” or “CFD”), or a Financial Adviser or a Plan Administrator on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the funds.

For the funds to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:

•	The shareholder’s name,
•	The name of the fund,
•	The account number,
•	The share or dollar amount to be redeemed, and

•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.

Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission. In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.

The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the funds of securities it owns is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of its net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.

The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares. Prior to making any such redemption, a fund will provide at least 60 days’ written notice to the affected shareholder(s). Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of a fund determined as of the close of regular trading on the NYSE and the NASDAQ (typically 4:00 p.m. ET) on the redemption date.

B.	Telephone Transactions

Shareholders of Class A, C, and I may redeem shares by placing a telephone request to a fund. Shareholders of Class R-6 shares who purchased their shares through a Plan Administrator should call their Plan Administrator to redeem shares. A fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

C.	Systematic Withdrawal Plan

Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds’ satisfaction, that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.

Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds. The funds, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

Ordinarily, a shareholder should not purchase additional shares of a fund, if maintaining a Systematic Withdrawal Plan of fund shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals. In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund’s Automatic Investment Plan.

D.	Waiver of CDSC

The CDSC is currently waived for: (1) Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as a “joint tenant” with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.

E.	Redemptions-in-Kind

Although each fund intends to redeem shares in cash, each fund reserves the right to pay the redemption price in whole or in part by a distribution of other assets. However, a fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less. In-kind redemptions are made in accordance with the funds’ in-kind redemption procedures. A redemption-in-kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio securities assumes the risk of a subsequent change in the market value of such securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

F.	Frequent Purchases and Redemptions of Fund Shares

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the funds. Carillon Tower and its service providers monitor trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the funds’ Prospectus, to deter such activity.

VIII.	EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, or I shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.

Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Carillon Mutual Fund may terminate this exchange privilege upon 60 days’ notice.

IX.	DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the funds nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.

Each fund’s top 20 portfolio holdings, excluding cash and cash equivalents, will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end. Note that in the event a fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund. In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion. In addition, each fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods. See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.

The funds’ officers and certain Carillon Tower and subadviser employees have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings. The CCO may approve access to the funds’ portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders. The Code of Ethics for Carillon Tower and the subadvisers prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. All Carillon Tower and subadviser personnel must annually certify compliance with the Code of Ethics.

The funds, Carillon Tower and the subadvisers are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.

The CCO may provide an entity including the funds’ subadvisers and custodian (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose, subject to restrictions on selective disclosure imposed by applicable law. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.

Pursuant to arrangements with third-party vendors, Carillon Tower provides the funds’ portfolio holdings information to Asset Management Services, Inc., Refinitiv Financial Solutions, Morningstar, Bloomberg, S&P Global Ratings, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, Vickers, and FactSet on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.

The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the funds’ website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website. All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.

In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Carillon Tower, a subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

X.	TAXES

General. Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”). By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a “Diversification Requirement”).

If a fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Disposition of Fund Shares and Distributions. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Carillon Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $533,400 ($600,050 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2025 and will be adjusted for inflation annually.

If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

Dividends from a fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15% / 20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions. Distributions of a fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or reinvested in additional fund shares and regardless of the length of time the shares have been held. A distribution of an amount in excess of a fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

For federal income tax purposes, net capital losses incurred by the fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carry forwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be distributed as such to shareholders.

Shareholders receive from the funds federal income tax information regarding dividends and other distributions after the end of each year.

Basis Election and Reporting. A shareholder’s basis in shares of a fund that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Income from Foreign Securities. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

In the case of International Stock, if more than 50% of the value of the fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may (as it has done in many previous taxable years), file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources (“foreign-

source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If International Stock makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.

If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each fund may elect to mark-to-market its stock in any PFIC in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) -but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to a fund of straddle transactions are not entirely clear.

If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount and Pay-in-Kind Securities. A fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.

REITs. Each fund may invest in REITs. A fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If a fund distributes the excess, that distribution could constitute a “return of capital” (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in a fund’s also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although a fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows non-corporate persons a deduction for 20% of “qualified REIT dividends.” Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in a fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.

A fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a fund pays. Proposed regulations (effective while pending) eliminate the withholding tax with respect to capital gain distributions and the proceeds of redemptions of fund shares that was scheduled to go into effect in 2019. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a fund.

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The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.

XI.	SHAREHOLDER INFORMATION

Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or a fund’s operation and for the election of Trustees under certain circumstances. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.

XII.	FUND INFORMATION

A.	Management of the Funds

Board of Trustees. The funds are governed by the Board of Trustees (“Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the funds, which includes the general oversight and review of the funds’ investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the funds. The Board oversees the funds’ officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the funds’ Chief Compliance Officer, who reports regularly to the Board. The Board also is assisted by the funds’ independent auditor (who reports directly to the funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds. Carillon Tower, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.

In general, a fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the funds. In addition, under the general oversight of the Board, Carillon Tower, the funds’ subadvisers and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the funds’ subadvisers.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the funds and other persons. The funds’ CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Carillon Tower and the funds’ subadvisers with respect to the funds’ investments. In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the funds, either directly or through Carillon Tower or the funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the funds’ CCO regarding the effectiveness of the funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the funds’ subadvisers in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the funds’ subadvisers; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

The funds’ Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet with the funds’ CCO to discuss matters relating to the funds’ compliance program.

Not all risks that may affect the funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the funds, the subadvisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.

Board Structure and Related Matters

Board members who are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least three-quarters of the Board. In addition, the Chair of the Board is an Independent Trustee. The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board met four times during the most recent fiscal year.

The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

Background of Trustees and Officers. The following is a list of the Trustees of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee
Independent Trustees:
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Founder and Special Counsel, Osprey Law Firm (dba Law Office of John K. Carter, P.A.) since 2015; Founder, Global Recruiters of St. Petersburg 2012 - 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	19	Trustee, RiverNorth Funds since 2013 (11 funds)
Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010	19	N/A
Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019 – 2020; Chief Investment Officer, OppenheimerFunds 2009 - 2019	19	N/A
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	19	N/A

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006- 2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996 - 2009	19	Board of Trustees
since 2010, New
Jersey Law and
Education
Empowerment Project
(NJ LEEP);

Trustee and Investment
Committee Member
since 2015, Board
Treasurer and Finance
Committee Chair since
2022, Community
Service Society;

President, Board of
Managers, 275 W.

10th St.

Condominium since
2018

(a)

Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday.

(b)	“Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.

Liana Marante: Ms. Marante has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.

Krishna K. Memani: Mr. Memani has extensive financial and organizational management experience, including service as chief investment officer and vice chairman at different asset management firms.

Deborah L. Talbot: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.

Jerry A. Webman: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board and investment committee member of several philanthropic organizations.

Board Committees

The Board has an Audit Committee, consisting of Ms. Marante, Mr. Memani and Dr. Webman, each of whom is an Independent Trustee. Ms. Marante serves as Chairperson of the Audit Committee and is the funds’ designated Audit Committee Financial Expert. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds’ independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements. The Audit Committee met five times during the last fiscal year.

The Board also has a Compliance Committee, consisting of Mr. Carter and Dr. Talbot, each of whom is an Independent Trustee. Mr. Carter serves as Chairperson of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.

The Board also has a Nominating Committee, consisting of Mr. Carter, Ms. Marante, Dr. Talbot, Dr. Webman and Mr. Memani, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chair of the Nominating Committee at an address to be maintained by the fund for this purpose. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the last fiscal year.

The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Ms. Marante, Dr. Talbot, Dr. Webman and Mr. Memani, each of whom is an Independent Trustee. The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable international or U.S. federal or state securities law, material breach of a fiduciary duty under international or U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds. The Qualified Legal Compliance Committee of Carillon Series Trust did not meet during the last fiscal year.

The following table shows the amount of equity securities in each fund owned by the Trustees as of December 31, 2024:

Dollar Range of Equity Securities Owned:
	John Carter	Liana Marante	Krishna Memani	Deborah L. Talbot	Jerry Webman
Mid Cap Value	None	None	None	None	None
Chartwell Small Cap Growth	None	$10,001 - $50,000	None	$10,001 - $50,000	None
Small Cap Value	None	None	None	None	None
Capital Appreciation	$10,001 - $50,000	Over $100,000	None	Over $100,000	None
International Stock	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000	None
Growth & Income	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000	Over $100,000
Mid Cap Growth	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000	$10,001 - $50,000
Eagle Small Cap Growth	$10,001 - $50,000	$10,001 - $50,000	None	None	None
Mid Cap	None	$10,001 - $50,000	None	None	None
Small Cap	None	$10,001 - $50,000	None	None	None

Real Income	None	None	None	None	None
Short Duration High Yield	None	None	None	None	None
Core Bond	None	None	None	None	$10,001 - $50,000
Core Plus Bond	$10,001 - $50,000	$10,001 - $50,000	None	None	None
Unconstrained Bond	None	None	None	None	None
Aggregate Dollar Range of Securities in the Trust	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000

The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund’s shares outstanding. The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.

Effective January 1, 2025, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates receives an annual retainer of $115,000 and an additional fee of $8,000 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone. For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $35,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid equally by each fund. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee during the period January 1, 2024, to December 31, 2024.

Total Compensation from the Carillon Series Trust Paid to Trustees
Trustee Name

John Carter	$165,000

Krishna Memani	$139,000

Liana Marante	$167,000

Deborah L. Talbot	$180,000

Jerry A. Webman	$147,000

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.

The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Susan L. Walzer (1967)

President since March 2021
(Carillon Series Trust)

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017
(Eagle Family of Funds)

Director of Raymond James Investment Management, since 2022; Director of Carillon Tower, since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Chartwell Investment Partners, since 2022; Director of Carillon Fund Distributors, Inc.®, since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Raymond James Investment Management, since 2022; Senior Vice President of Fund Administration, Carillon Tower, 2018 – 2022.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Raymond James Investment Management, since 2022; Vice President of Fund Administration, Carillon Tower, 2018 – 2022.
Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020, Chief Compliance Officer, Water Island Capital, 2016 – 2019.

(a)	Officers each serve one year terms.

B.	Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record 5% or more of the outstanding shares of a class of the following funds as of April 7, 2025.

	Mid Cap Value
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Carillon Tower Advisers St. Petersburg, FL		97.39%	97.34%		100.00%
SEI Private Trust Co. Oaks, PA				19.83%
Morgan Stanley Smith Barney New York, NY				24.13%
Charles Schwab & Co Inc. San Francisco, CA				24.58%
NFS Jersey City, NJ	25.22%			25.26%

	Chartwell Small Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		57.02%	69.16%
Carillon Tower Advisers St. Petersburg, FL		35.46%	30.84%		100.00%
Vanguard Malvern, PA		7.52%		7.00%
Charles Schwab & Co Inc. San Francisco, CA				14.97%
NFS Jersey City, NJ	55.36%			55.46%
Pershing LLC Jersey City, NJ				12.32%
Capinco Milwaukee, WI				6.01%

	Small Cap Value
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Carillon Tower Advisers St. Petersburg, FL		100.00%	100.00%
Charles Schwab & Co Inc. San Francisco, CA				7.98%
NFS Jersey City, NJ				12.73%
Merrill Lynch Jacksonville, FL				18.01%	95.46%
Capinco Milwaukee, WI				7.41%
Empower Trust FBO Hawaiian Airlines Pilots 401K Greenwood Village, CO				9.52%

	Capital Appreciation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	32.36%	52.30%	73.22%	11.99%
DCGT Des Moines, IA					61.63%
Pershing LLC Jersey City, NJ				38.86%
LPL Financial San Diego, CA		6.05%		8.91%
RBC Capital Market, LLC Minneapolis, MN				10.03%
UBS Weehawken, NJ				6.75%
Matrix Trust Co. FBO Aroostook County Action Program 403B Denver, CO					8.26%
Empower Trust Greenwood Village, CO					9.18%
Saturna Trust Co FBO Ahmed Cardiology 401K Webster, TX					15.67%

	International Stock
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		13.54%	65.58%
Charles Schwab & Co Inc. San Francisco, CA	48.30%			49.44%	59.14%
NFS LLC Jersey City, NJ				20.05%
Empower Trust Greenwood Village, CO		73.38%
Wells Fargo Clearing Services LLC St. Louis, MO			5.03%
Pershing LLC Jersey City, NJ			6.58%
LPL Financial San Diego, CA				8.28%
Matrix Trust Co. Denver, CO					5.52%

	Growth & Income
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	38.62%	45.19%	46.51%	34.74%
Wells Fargo Clearing Services LLC St. Louis, MO		5.55%	9.75%
Charles Schwab & Co. San Francisco, CA				7.50%
LPL Financial San Diego, CA			5.04%	6.47%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		11.73%	5.86%	14.34%	5.12%
Pershing LLC Jersey City, NJ		5.09%
State Street Bank & Trust Co. Boston, MA					18.76%
DCGT Des Moines, IA					23.31%
Mid Atlantic Trust Company FBO V. Suarez & Co. Pittsburgh, PA					30.98%
American Enterprise Investment SVC Minneapolis, MN			10.46%
Morgan Stanley Smith Barney LLC New York, NY				5.41%
John Hancock Trust Company LLC Boston, MA					6.68%
UBS Weehawken, NJ				5.06%

	Mid Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		23.03%	34.17%	5.58%
DCGT Des Moines, IA					9.66%
Morgan Stanley Smith Barney LLC New York, NY			5.28%
UBS Weehawken, NJ			13.58%
NFS LLC Covington, KY	31.67%	10.95%		18.21%	33.40%
TIAA Charlotte, NC					6.53%
Charles Schwab & Co Inc. San Francisco, CA		5.07%	8.17%	9.31%	6.47%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		6.31%
Wells Fargo Bank Charlotte, NC			11.91%
American Enterprise Investment Services Minneapolis, MN			6.76%
Vantage Trust C/O ICMA Retirement Corp. Washington, DC				6.10%

	Eagle Small Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		29.90%	56.31%	8.22%
DCGT Des Moines, IA					9.71%
LPL Financial San Diego, CA		5.50%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		7.79%		5.48%	7.39%
Pershing LLC Jersey City, NJ		5.49%	8.37%	15.83%
NFS LLC Covington, KY					37.29%
Wells Fargo St. Louis, MO			13.93%	23.10%

	Eagle Small Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Empower Trust Greenwood Village, CO					6.75%
Voya Retirement Insurance and Annuity Company Windsor, CT					8.50%
State Street Bank & Trust Co Boston, MA		8.63%
TIAA St. Louis, MO					10.73%

	Mid Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		8.89%	10.31%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		19.86%	9.32%		28.21%
Pershing LLC Jersey City, NJ		11.50%	6.42%	13.52%
NFS LLC Jersey City, NJ				16.87%
TIAA St. Louis, MO		10.41%
Wells Fargo St. Louis, MO		21.85%	34.65%	24.11%
Charles Schwab & Co Inc. San Francisco, CA		5.28%	8.60%	19.96%	22.85%
Empower Trust Greenwood Village, CO					14.45%
SEI Private Trust Co. Oaks, PA					5.35%

	Small Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
NFS LLC Jersey City, NJ				16.77%
Raymond James Omnibus Account St. Petersburg, FL		68.49%	58.47%
Charles Schwab & Co Inc. San Francisco, CA	52.60%		11.57%	56.07%
Pershing LLC Jersey City, NJ		11.19%	7.04%
DCGT Des Moines, IA					33.10%
Wells Fargo Clearing Services LLC St. Louis, MO			10.05%
Voya Institutional Trust Co. Windsor, CT					31.51%
Empower Trust Greenwood Village, CO					11.24%

	Real Income
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Carillon Tower Advisers St. Petersburg, FL		17.81%	100.00%		100.00%
Charles Schwab & Co Inc. San Francisco, CA	36.28%	82.19%		35.17%
NFS Jersey City, NJ				18.42%
Pershing LLC Jersey City, NJ				6.65%
Wells Fargo St. Louis, MO				7.11%
LPL Financial San Diego, CA				7.44%

	Short Duration High Yield
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Carillon Tower Advisers St. Petersburg, FL		100.00%	100.00%
Charles Schwab & Co Inc. San Francisco, CA				9.18%
NFS Jersey City, NJ				10.30%
U.S. Bank FBO Const. laborers H&W – PIMCO Milwaukee, WI					99.96%
Capinco Milwaukee, WI				5.48%
Morgan Stanley Smith Barney New York, NY				12.41%
SEI Private Trust Co. Oaks, PA				7.85%
LPL Financial San Diego, CA				9.44%

	Core Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
NFS LLC Jersey City, NJ	25.93%	11.25%		29.51%
Raymond James Omnibus Account St. Petersburg, FL		5.29%	27.63%
Charles Schwab & Co Inc San Francisco, CA	26.26%	54.52%		26.31%
LPL Financial San Diego, CA				19.35%
Wells Fargo Clearing Services LLC St. Louis, MO			56.22%	8.21%
Pershing LLC Jersey City, NJ				5.74%
Empower Trust Greenwood Village, CO					19.59%
Mid Atlantic Trust Co FBO Atlas Technical Consultants 401K Pittsburgh, PA					21.42%
SEI Private Trust Co. Oaks, PA					53.76%

	Core Plus Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		9.65%	18.97%
Merrill Lynch Jacksonville, FL		6.62%	32.45%	5.11%
Charles Schwab & Co Inc San Francisco, CA		43.84%		24.97%
Principal Bank FBO City of Houston Deferred Comp Greenwood Village, CO					19.76%
LPL Financial San Diego, CA			8.16%	7.93%
American Enterprise Investment SVS Minneapolis, MN			22.36%
Mac & Co. Pittsburgh, PA					43.64%
Pershing LLC Jersey City, NJ				5.98%
Saxon & Co. Cleveland, OH				5.72%
NFS Jersey City, NJ			7.49%		11.01%
SEI Private Trust Co. Oaks, PA					6.94%

	Unconstrained Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		9.97%	45.75%
NFS LLC Jersey City, NJ				22.53%
Pershing LLC Jersey City, NJ			8.08%
CTC FBO Texas Tuition Promise Fund 529 Omaha, NE				5.68%
Charles Schwab & Co Inc. San Francisco, CA		60.00%		26.37%

	Unconstrained Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
John Hancock Trust Co LLC Westwood, MA				7.94%
The Northern Trust FBO Cummins Inc. Chicago, IL					5.58%
SEI Private Trust Co. Oaks, PA				10.29%	78.72%
LPL Financial San Diego, CA			22.17%	7.65%
Nationwide Trust Co. Columbus, OH					6.29%

C.	Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to Carillon Tower, and Carillon Tower has delegated to its Head of Sustainable Investing and Corporate Responsibility, who is the Chair of its Stewardship Committee, the responsibility for voting proxies relating to portfolio securities held by each fund in accordance with the Carillon Tower Adviser Proxy Voting Guidelines (“Proxy Guidelines”) as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the long-term economic value of a fund’s portfolio securities.

Proxy Voting Services. RJIM has engaged an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with the Funds’ custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion. The Committee Chair is responsible for overseeing and conducting due diligence on proxy voting service providers. The proxy voting service also provides advice on how to vote proxies, the Committee members are responsible for determining whether such advice is consistent with the Proxy Guidelines and ensuring that any additional information that may become available regarding a proxy proposal subsequent to receiving the proxy service’s advice is considered in making a voting determination.

Carillon Tower Adviser Proxy Voting Guidelines. The Stewardship Committee is the main body responsible for proxy voting and includes representatives from each subadviser as well as Funds’ Chief Compliance Officer (“CCO”). Proxy voting issues are evaluated by the Committee Chair and members representing the Fund’s subadviser for which proxies are being voted. Through this process, proxies will be voted in accordance with Proxy Guidelines. Every reasonable effort shall be made to vote proxies. However, RJIM is not required to vote a proxy if it is not practicable to do so or if the potential costs or restrictions involved with voting a proxy outweigh the potential benefits to the Funds. On the occasion where Committee member(s) may recommend a vote contrary to the Proxy Guidelines, the Committee Chair must document the rationale behind the recommendation to vote contrary to the Proxy Guidelines.

Conflicts of Interest. The Proxy Policies also address procedures to be used when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, a sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund. Upon the discovery of a conflict of interest, the Chair of the Stewardship Committee will consult with the funds’ CCO to determine a resolution and, after such consultation, the Chair of the Stewardship Committee will document the issue, including how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to the Board that includes information as to how each conflict was resolved.

More Information. Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, rjinvestmentmanagement.com, or by accessing the Trust’s most recently filed report on Form N-PX on the Commission’s website at HYPERLINK “http://www.sec.gov/”www.sec.gov.

D.	Investment Adviser and Administrator; Subadvisers

Carillon Tower serves as the investment adviser and administrator for each fund. Carillon Tower was organized as a Florida corporation in 2014. All the capital stock of Carillon Tower is owned by RJF. RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields.

With respect to each fund, Carillon Tower is responsible for managing the funds’ investment and noninvestment affairs, subject to the direction of each fund’s Board. The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower. Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for each fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash. Carillon Tower also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund. Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.

Under separate Subadvisory Agreements (collectively the “Subadvisory Agreements”), subject to the direction of Carillon Tower and the Trust’s Board, the following firms provide investment advice and portfolio management services to certain funds, as noted, for a fee payable by Carillon Tower:

Subadviser	Fund
Eagle Asset Management, Inc. (“Eagle”)	Growth & Income, Mid Cap Growth, Eagle Small Cap Growth
Chartwell Investment Partners, LLC (“Chartwell”)	Mid Cap Value, Small Cap, Chartwell Small Cap Growth, Small Cap Value, Real Income, Short Duration High Yield
ClariVest Asset Management LLC (“ClariVest”)	Capital Appreciation, International Stock
Scout Investments, Inc. (“Scout Investments”)	Mid Cap, Core Bond, Core Plus Bond, Unconstrained Bond

Eagle is a wholly-owned subsidiary of Carillon Tower.

Chartwell is a wholly-owned subsidiary of Carillon Tower.

ClariVest is a wholly-owned subsidiary of Eagle.

Scout Investments is a wholly-owned subsidiary of Carillon Tower.

The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or a subadviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, a subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

The Advisory and Subadvisory Agreements automatically terminate on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a subadviser. Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a subadviser upon termination of the Subadvisory Agreements. In the event Carillon Tower ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Carillon” may be withdrawn.

Carillon Tower and a subadviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

All of the officers of each fund are officers or directors of Carillon Tower or its affiliates. These relationships are described under “Management of the Funds.”

Advisory Fees.

The following table shows the aggregate investment advisory fees paid to Carillon Tower and subadvisory fees paid by Carillon Tower to Eagle, ClariVest and Scout Investments, as applicable, as both a dollar amount and a percentage of net assets, for the periods indicated. For the period from November 1, 2023 through December 31, 2023, the fees paid as a percentage of net assets have not been annualized. For each fund, the advisory and subadvisory fee rate schedules are the same. Effective January 18, 2025, Chartwell began serving as subadviser to Small Cap, and Scout was terminated as the subadviser to Small Cap.

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		01/01/24- 12/31/24	11/01/23- 12/31/23 (not annualized)	11/01/22- 10/31/23	11/01/21- 10/31/22
Capital Appreciation	Gross Advisory	$2,751,842	$395,197	$2,169,214	$3,127,047
		0.60%	0.10%	0.60%	0.60%
	(Waived)/Recovered	($578,941)	($152,647)	($674,911)	($848,651)
		–0.13%	–0.04%	–0.19%	–0.16%
	Net Advisory	$2,172,901	$242,550	$1,494,303	$2,278,396
		0.47%	0.06%	0.41%	0.44%
International Stock	Gross Advisory	$3,104,736	$417,622	$2,544,449	$832,301
		0.70%	0.12%	0.70%	0.70%
	(Waived)/Recovered	($193,431)	($97,534)	($298,729)	($709,625)
		–0.04%	–0.03%	–0.08%	–0.60%
	Net Advisory	$2,911,305	$320,088	$2,245,720	$122,676
		0.66%	0.09%	0.62%	0.10%
Growth & Income	Gross Advisory	$2,764,565	$468,759	$3,317,922	$4,131,123
		0.47%	0.08%	0.45%	0.44%
	(Waived)/Recovered	$0	$0	$0	$0
		0.00%	0.00%	0.00%	0.00%
	Net Advisory	$2,764,565	$468,759	$3,317,922	$4,131,123
		0.47%	0.08%	0.45%	0.44%

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		01/01/24- 12/31/24	11/01/23- 12/31/23 (not annualized)	11/01/22- 10/31/23	11/01/21- 10/31/22
Mid Cap Growth	Gross Advisory	$32,858,597	$5,234,171	$31,591,893	$34,637,081
		0.51%	0.09%	0.51%	0.51%
	(Waived)/Recovered	$0	$0	$0	$0
		0.00%	0.00%	0.00%	0.00%
	Net Advisory	$32,858,597	$5,234,171	$31,591,893	$34,637,081
		0.51%	0.09%	0.51%	0.51%
Eagle Small Cap Growth	Gross Advisory	$3,239,650	$564,150	$4,129,573	$8,038,786
		0.60%	0.10%	0.59%	0.55%
	(Waived)/Recovered	$0	$0	$0	$4
		0.00%	0.00%	0.00%	0.00%
	Net Advisory	$3,239,650	$564,150	$4,129,573	$8,038,790
		0.60%	0.10%	0.59%	0.55%
Mid Cap	Gross Advisory	$23,507,981	$3,980,215	$26,209,256	$31,305,131
		0.73%	0.12%	0.73%	0.72%
	(Waived)/Recovered	($1,057,789)	$0	$0	$0
		–0.03%	0.00%	0.00%	0.00%
	Net Advisory	$22,450,192	$3,980,215	$26,209,256	$31,305,131
		0.70%	0.12%	0.73%	0.72%
Small Cap	Gross Advisory	$1,563,522	$245,116	$1,564,463	$1,905,758
		0.60%	0.10%	0.60%	0.60%
	(Waived)/Recovered	$62,658	($40,892)	($22,220)	$58
		0.02%	–0.02%	–0.01%	0.00%
	Net Advisory	$1,626,180	$204,224	$1,542,243	$1,905,816
		0.62%	0.08%	0.59%	0.60%
Core Bond	Gross Advisory	$1,749,506	$332,066	$1,728,854	$1,656,869
		0.35%	0.07%	0.40%	0.40%
	(Waived)/Recovered	($921,038)	($284,649)	($1,302,767)	($1,248,719)
		–0.19%	–0.06%	–0.30%	–0.30%
	Net Advisory	$828,468	$47,417	$426,087	$408,150
		0.16%	0.01%	0.10%	0.10%

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		01/01/24- 12/31/24	11/01/23- 12/31/23 (not annualized)	11/01/22- 10/31/23	11/01/21- 10/31/22
Core Plus Bond	Gross Advisory	$6,626,539	$1,030,875	$5,295,778	$4,586,045
		0.40%	0.07%	0.40%	0.40%
	(Waived)/Recovered	($2,663,754)	($643,562)	($3,151,353)	($2,781,737)
		–0.16%	–0.04%	–0.24%	–0.24%
	Net Advisory	$3,962,785	$387,313	$2,144,425	$1,804,308
		0.24%	0.03%	0.16%	0.16%
Unconstrained Bond	Gross Advisory	$7,938,449	$1,351,669	$7,749,784	$7,084,706
		0.50%	0.10%	0.60%	0.60%
	(Waived)/Recovered	($2,932,648)	($837,065)	($4,620,018)	($4,168,403)
		–0.19%	–0.06%	–0.36%	–0.35%
	Net Advisory	$5,005,801	$514,604	$3,129,766	$2,916,303
		0.31%	0.04%	0.24%	0.25%

The following table shows the aggregate investment advisory fees paid to Carillon Tower and subadvisory fees paid by Carillon Tower to Chartwell, as both a dollar amount and a percentage of net assets, from the commencement of the funds’ operations on July 1, 2022, through the fiscal year ended December 31, 2022, and for the fiscal years ended December 31, 2023, and December 31, 2024. For the period from July 1, 2022 through December 31, 2022, the fees paid as a percentage of net assets have not been annualized. For each fund, the advisory and subadvisory fee rate schedules are the same.

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		01/01/24- 12/31/24	01/01/23- 12/31/23	07/01/22- 12/31/22 (not annualized)
Mid Cap Value	Gross Advisory	$160,250	$232,013	$132,940
		0.65%	0.65%	0.34%
	(Waived)/Recovered	($111,051)	($210,884)	($87,873)
		–0.45%	–0.59%	–0.22%
	Net Advisory	$49,199	$21,129	$45,067
		0.20%	0.06%	0.12%

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		01/01/24- 12/31/24	01/01/23- 12/31/23	07/01/22- 12/31/22 (not annualized)
Chartwell Small Cap Growth	Gross Advisory	$160,963	$121,233	$73,398
		0.75%	0.75%	0.35%
	(Waived)/Recovered	($160,963)	($121,233)	($73,398)
		–0.75%	–0.75%	–0.35%
	Net Advisory	$0	$0	$0
		0.00%	0.00%	0.00%
Small Cap Value	Gross Advisory	$729,301	$1,155,364	$924,558
		0.80%	0.80%	0.57%
	(Waived)/Recovered	($170,326)	($302,842)	($110,804)
		–0.19%	–0.21%	–0.07%
	Net Advisory	$558,975	$852,522	$813,754
		0.61%	0.59%	0.50%
Real Income	Gross Advisory	$1,102,060	$1,377,255	$795,980
		0.40%	0.40%	0.18%
	(Waived)/Recovered	($302,043)	($323,500)	($118,908)
		–0.11%	–0.09%	–0.03%
	Net Advisory	$800,017	$1,053,755	$677,072
		0.29%	0.31%	0.15%
Short Duration High Yield	Gross Advisory	$764,572	$692,169	$298,294
		0.30%	0.30%	0.15%
	(Waived)/Recovered	($236,662)	($245,062)	($127,119)
		–0.09%	–0.11%	–0.06%
	Net Advisory	$527,910	$447,107	$171,175
		0.21%	0.19%	0.09%

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the funds. Under the administration agreement, Carillon Tower provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes. Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Carillon Tower. Carillon Tower pays the salary, fees and expenses of the funds’ Chief Compliance Officer. Further, Carillon Tower oversees the activities of the subadvisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications. The fees under the administration agreement are equal to 0.10% of the average daily net assets of all share classes. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund

Services”). Under the sub-administration agreement, Global Fund Services provides each fund certain financial reporting and tax services.

The following table shows the administrative fees paid to Carillon Tower by each fund indicated in the table for the periods indicated.

		Administrative fees paid:
Fund		01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22
Capital Appreciation	Gross Admin	$458,640	$65,866	$361,534	$521,175
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$458,640	$65,866	$361,534	$521,175
International Stock	Gross Admin	$443,534	$59,660	$363,492	$118,900
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$443,534	$59,660	$363,492	$118,900
Growth & Income	Gross Admin	$591,141	$100,478	$729,480	$932,780
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$591,141	$100,478	$729,480	$932,780
Mid Cap Growth	Gross Admin	$6,421,719	$1,021,766	$6,168,379	$6,777,415
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$6,421,719	$1,021,766	$6,168,379	$6,777,415
Eagle Small Cap Growth	Gross Admin	$543,840	$94,976	$705,378	$1,458,142
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$543,840	$94,976	$705,378	$1,458,142
Mid Cap	Gross Admin	$3,215,426	$544,728	$3,601,324	$4,329,305
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$3,215,426	$544,728	$3,601,324	$4,329,305
Small Cap	Gross Admin	$260,586	$40,852	$260,743	$317,627
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$260,586	$40,852	$260,743	$317,627
Core Bond	Gross Admin	$488,068	$83,016	$432,212	$414,218
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$488,068	$83,016	$432,212	$414,218
Core Plus Bond	Gross Admin	$1,656,634	$257,720	$1,323,944	$1,146,511
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$1,656,634	$257,720	$1,323,944	$1,146,511
Unconstrained Bond	Gross Admin	$1,539,409	$225,278	$1,291,630	$1,180,783
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$1,539,409	$225,278	$1,291,630	$1,180,783

The following table shows the administrative fees paid to Carillon Tower by each fund indicated in the table from the commencement of the funds’ operations on July 1, 2022, through the fiscal year ended December 31, 2022 and for the fiscal years ended December 31, 2023, and December 31, 2024.

		Administrative fees paid:
Fund		01/01/24- 12/31/24	01/01/23- 12/31/23	07/01/22- 12/31/22
Mid Cap Value	Gross Admin	$24,654	$35,694	$20,452
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$24,654	$35,694	$20,452
Chartwell Small Cap Growth	Gross Admin	$21,462	$16,164	$9,786
	(Waived)/Recovered	($21,462)	($16,164)	($9,786)
	Net Admin	$0	$0	$0
Small Cap Value	Gross Admin	$91,163	$144,420	$78,069
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$91,163	$144,420	$78,069
Real Income	Gross Admin	$275,515	$344,312	$198,993
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$275,515	$344,312	$198,993
Short Duration High Yield	Gross Admin	$254,857	$230,722	$99,430
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$254,857	$230,722	$99,430

For each fund, the advisory and subadvisory fee rate schedules are the same. The funds’ current aggregate advisory and subadvisory fees, as of May 1, 2025, are as follows. Certain of these fee rates may have decreased from the fee rates in effect during the prior fiscal year:

Fund	Average daily net assets	Rate charged
Mid Cap Value	All Assets	0.65%

Chartwell Small Cap Growth Small Cap	$0 to $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

Small Cap Value	All Assets	0.80%

Capital Appreciation	$0 to $1 billion	0.50%
	Over $1 billion	0.45%

International Stock	First $1 billion	0.70%

Fund	Average daily net assets	Rate charged
	Assets over $1 billion	0.60%

Growth & Income	$0 to $100 million	0.60%
	$100 million to $500 million	0.45%
	Over $500 million	0.40%

Mid Cap Growth Eagle Small Cap Growth	$0 to $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

Mid Cap	First $1 billion	0.80%
	Assets over $1 billion	0.70%

Real Income	$0 to $1.75 billion	0.30%
	$1.75 billion to $3.5 billion	0.28%
	Over $3.5 billion	0.26%

Short Duration High Yield	All Assets	0.30%

Core Bond	All Assets	0.35%

Core Plus Bond	All Assets	0.40%

Unconstrained Bond	First $3 billion	0.50%
	Assets over $3 billion	0.45%

Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the funds. The expense limitations exclude interest, taxes, brokerage commissions, costs related to investments in other investment companies (acquired fund fees and expenses), dividend and interests costs, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of a fund’s Board of Trustees, which may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through April 30, 2026.

Fund	Class A	Class C	Class I	Class R6
Mid Cap Value	1.20%	1.95%	0.90%	0.80%
Chartwell Small Cap Growth	1.25%	2.00%	0.95%	0.85%
Small Cap Value	1.35%	2.10%	1.05%	0.95%
Capital Appreciation	1.05%	1.80%	0.75%	0.65%
International Stock	1.25%	2.00%	0.95%	0.85%
Growth & Income	1.25%	2.00%	0.95%	0.85%
Mid Cap Growth	1.20%	1.95%	0.90%	0.80%
Eagle Small Cap Growth	1.25%	2.00%	0.95%	0.85%
Mid Cap	1.25%	2.00%	0.95%	0.85%
Small Cap	1.25%	2.00%	0.95%	0.85%
Real Income	0.85%	1.60%	0.55%	0.45%
Short Duration High Yield	0.79%	1.54%	0.49%	0.39%
Core Bond	0.75%	1.50%	0.45%	0.35%
Core Plus Bond	0.80%	1.55%	0.50%	0.40%
Unconstrained Bond	0.90%	1.65%	0.60%	0.50%

For the funds with respect to which Chartwell, ClariVest and Scout Investments serve as subadviser, the amount of the subadvisory fee paid by Carillon to Chartwell, ClariVest or Scout Investments, as applicable, is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon Tower with respect to the funds managed by each subadviser, and Carillon provides to these subadvisers any recoupment that Carillon receives from the funds. Carillon Tower also may receive payments from certain of the funds’ subadvisers for certain marketing and related expenses.

Class-Specific Expenses. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.

Securities Lending. U.S. Bank, N.A. (USB) serves as securities lending agent for each fund and, in that role, administers each fund’s securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of each fund, and USB (“Securities Lending Agreement”).

As securities lending agent, USB is responsible for the implementation and administration of each fund’s securities lending program. USB’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the fund’s behalf, or transferring to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments; and (9) establishing and maintaining records related to the fund’s securities lending activities. Additionally, USB has indemnified each fund for borrower default as it relates to the securities lending program administered by USB.

USB is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each indicated fund earned and the fees and compensation it paid to service providers (including fees paid to USB as securities lending agent) in connection with its securities lending activities during its fiscal year ended December 31, 2024.

	Mid Cap Value	Small Cap	Chartwell Small Cap Growth	Small Cap Value	Capital Appreciation
Gross income earned by the fund from securities lending activities	$756	$10,337	$3,453	$987	$710
Fees paid to securities lending agent from a revenue split	$(7)	$(60)	$(65)	$(99)	$(10)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(20)	$(283)	$(94)	$(12)	$(18)
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$(678)	$(9,558)	$(2,822)	$(146)	$(605)
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$(705)	$(9,900)	$(2,822)	$(257)	$(634)
Net income from securities lending activities	$51	$437	$472	$729	$76

	International Stock	Growth & Income	Mid Cap Growth	Eagle Small Cap Growth	Mid Cap
Gross income earned by the fund from securities lending activities	$204,057	$266	$69,213	$98,925	$309,670
Fees paid to securities lending agent from a revenue split	$(4,832)	$(31)	$(311)	$(1,189)	$(1,524)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(5,490)	$(7)	$(1,853)	$(2,639)	$(8,263)
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$(158,304)	$(0)	$(64,767)	$(86,373)	$(288,708)
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$(168,626)	$(228)	$(66,932)	$(90,201)	$(298,495)
Net income from securities lending activities	$35,432	$228	$2,281	$8,723	$11,175

	Real Income	Short Duration High Yield	Core Bond	Core Plus Bond	Unconstrained Bond
Gross income earned by the fund from securities lending activities	$52,892	$15,977	$437	$3,983	$2,463
Fees paid to securities lending agent from a revenue split	$(507)	$(303)	$(8)	$(45)	$(33)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(1,520)	$(436)	$(12)	$(104)	$(65)
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$(47,146)	$(13,015)	$(359)	$(3,508)	$(65)
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$(49,173)	$(13,754)	$(379)	$(3,657)	$(2,223)
Net income from securities lending activities	$3,719	$2,223	$58	$326	$240

E.	Portfolio Managers

Carillon Tower does not employ any portfolio managers for the funds. For each of the funds, Carillon Tower has delegated the responsibility for portfolio management to a subadviser. The subadvisers have provided information regarding their respective portfolio managers:

1) Eagle (Growth & Income, Mid Cap Growth, Eagle Small Cap Growth)

Eagle has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows.

Material Conflicts of Interest: When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation: Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
•

All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s). A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

A. Eric Mintz, Christopher Sassouni, D.M.D. and David Cavanaugh (Mid Cap Growth, Eagle Small Cap Growth)

As of December 31, 2024, Mr. Mintz, Christopher Sassouni, D.M.D and Mr. David Cavanaugh are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$151 million
Other pooled investment vehicles	1	$625 million
Other accounts	938	$2.8 billion

In the “other pooled investment vehicles” category above, the advisory fee payable to Eagle is based upon the account’s performance.

Mr. Mintz’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Growth and Russell Mid Cap® Growth indices for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting. Dr. Sassouni, D.M.D. and Mr. Cavanaugh are paid a base salary and a bonus that is based on their individual performances as a research analysts as well as their contributions to the results of Eagle’s investment products. In addition, they may receive additional compensation for their contributions as Assistant Portfolio Managers of the fund and other similarly managed accounts.

As of December 31, 2024, Mr. Mintz owns between $500,001 and $1,000,000 of Mid Cap Growth’s shares and between $100,001 and $500,000 of Eagle Small Cap Growth’s shares. As of December 31, 2024, Dr. Sassouni, D.M.D. owns between $100,001 and $500,000 of Mid Cap Growth’s shares and between $100,001 and $500,000 of Eagle Small Cap Growth’s shares. As of December 31, 2024, Mr. Cavanaugh owns between $100,001 and $500,000 of Mid Cap Growth’s shares and between $100,001 and $500,000 of Eagle Small Cap Growth’s shares.

B. Brad Erwin, Jeffrey D. Bilsky, and Michael Rich (Growth & Income)

As of December 31, 2024, Messrs. Erwin and Bilsky are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	294	$370 million

In none of the above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee. Mr. Erwin’s and Mr. Bilsky’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

Prior to becoming a portfolio manager on May 1, 2025, Mr. Rich was not responsible for the day-to-day management of any other accounts. Mr. Rich’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2024, Mr. Erwin owns between $100,001 and $500,000 of the fund’s shares; and Mr. Bilsky does not own any of the fund’s shares. As of March 31, 2025, Mr. Rich owns between $10,001 and $50,000 of the fund’s shares.

2) ClariVest (Capital Appreciation, International Stock)

ClariVest has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows. This information is provided as of December 31, 2024.

Material Conflicts of Interest: Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he or she manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and deferred distributions are also influenced by the operating performance of ClariVest.

Bonus calculations are not directly tied to short term investment performance, as we believe the payment of bonuses in that manner is counterproductive to the environment at ClariVest. All members of the investment team are expected to be active contributors to the team, irrespective of whether their engagement primarily benefits the strategies on which they are the named portfolio manager.

As of December 31, 2024, Mr. Vaughn owned over $1,000,000 of International Stock Fund shares; Mr. Turner owned between $10,001 and $50,000 of International Stock Fund shares and Ms. Zengeni owned between $10,001 and $50,000 of International Stock Fund shares. As of December 31, 2024, Mr. Wolter, Dr. Feng, Mr. Wagner, and Ms. Freeman do not own any shares of the Capital Appreciation Fund or the International Stock Fund. As of December 31, 2024, Mr. Turner and Ms. Zengeni do not own any shares of the Capital Appreciation Fund.

A.	Ed Wagner, Amanda Freeman, C. Frank Feng, Ph.D., Todd N. Wolter (Capital Appreciation)

As of December 31, 2024, Mr. Wagner is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	2	$190,610,924
Other accounts	7	$242,775,355
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

As of December 31, 2024, Ms. Freeman is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	1	$22,365,743
Other pooled investment vehicles	0	$0
Other accounts	11	$482,146,233
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

As of December 31, 2024, Dr. Feng is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	2	$254,393
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

As of December 31, 2024, Mr. Wolter is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	1	$22,365,743
Other pooled investment vehicles	0	$0
Other accounts	13	$482,741,970
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

B.	David R. Vaughn, Alex Turner, Gashi Zengeni (International Stock)

As of December 31, 2024, Mr. Vaughn is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	1	$372,200,260
Other pooled investment vehicles	4	$250,472,727
Other accounts	7	$382,111,441
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

As of December 31, 2024, Mr. Turner is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	1	$372,200,260
Other pooled investment vehicles	4	$250,472,727
Other accounts	7	$382,111,441
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

As of December 31, 2024, Ms. Zengeni is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	1	$372,200,260
Other pooled investment vehicles	2	$59,861,802
Other accounts	6	$382,059,221
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

3) Scout Investments (Mid Cap, Core Bond, Core Plus Bond, Unconstrained Bond)

Scout Investments has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows. This information is provided as of December 31, 2024.

Potential Conflicts of Interest: The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Scout Investments seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as equity or fixed income securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

However, securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Scout Investments seeks to manage such potential conflicts by following procedures, as approved and reviewed by the Scout Board, intended to provide a fair allocation of buy and sell opportunities among client accounts.

The structure of portfolio manager compensation may also give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest. The funds’ code of ethics is designed to address such conflicts.

The funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Scout Investments may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities and instruments as the funds. As such, Scout Investments and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the funds invest. Such activities could affect the prices and availability of the securities and instruments in which the funds invest, which could have an adverse impact on the funds’ performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. When Scout Investments or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the funds.

Further, transactions in investments by one or more other accounts or clients advised by Scout Investments may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. This may occur when investment decisions regarding the funds are based on research or other information that is also used to support decisions or advice for other accounts. When Scout Investments or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the funds, market impact, liquidity constraints or other factors could result in the funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the funds could otherwise be disadvantaged.

Compensation:

Mid Cap

At Scout Investments, we believe that compensation and incentives should be aligned with our clients’ interests and the traditional value of rewarding hard work. In order for portfolio manager and analyst compensation to appropriately reflect the results delivered to our clients, we administer a compensation plan that prioritizes performance and is industry-competitive in order to retain investment talent.

The annual compensation plan for equity portfolio managers and analysts combines a competitive base salary with an annual cash bonus related to investment performance that may be in excess of 100% of base salary. Additionally, they are eligible to receive deferred long-term incentive awards.

All Scout Investments equity portfolio managers are under long-term employment agreements which include industry standard incentives and restrictive covenants.

Portfolio Managers

For portfolio managers, the bonus plan is based on a percentage of revenue generated by products they manage and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.

Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.

Investment Analysts

For investment analysts, the bonus plan is based on a percentage of revenue generated by the products to which they contribute and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.

Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.

Core Bond, Core Plus Bond and Unconstrained Bond

Scout Investments utilizes a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The compensation of the portfolio managers of a fund is not tied directly to either the performance or the net assets of the fund. Instead, compensation of the portfolio managers, who are all employees of the fixed income division of Scout Investments, Reams Asset Management, is dependent in part on the overall profitability of that division.

The Reams Asset Management fixed income professionals, who are all either portfolio managers or analysts, earn a base salary and participate in the bonus plan of Scout Investments, as described above. The size of bonus pool under that plan is dependent on the profitability of the Reams Asset Management division. The performance and net assets of the funds have an impact on that profitability.

A.	Mark M. Egan, Todd C. Thompson, Clark W. Holland, Jason J. Hoyer, Tilak “Dimitri” Silva and Neil Aggarwal (Core Bond, Core Plus Bond, Unconstrained Bond)

As of December 31, 2024, Messrs. Egan, Thompson, Holland, Hoyer, Silva and Aggarwal are each responsible for the day-to-day management of the following other accounts.

	Number of accounts	Total assets

Registered investment companies	1	$157.54 million

Other pooled investment vehicles	11	$3,673.11 million

Other accounts	140	$21,275.28 million

None of the assets managed pay a performance fee.

As of December 31, 2024, Mr. Egan did not own any shares of Unconstrained Bond, Core Bond and Core Plus Bond. Mr. Thompson owned over $1,000,000 of Unconstrained Bond’s shares; Mr. Holland owned between $100,001 and $500,000 each of Unconstrained Bond and Core Plus Bond’s shares; Mr. Hoyer owned between $100,001 and $500,000 of Unconstrained Bond’s shares; Mr. Aggarwal owned between $100,001 and $500,000 of Unconstrained Bond shares; and Mr. Silva did not own any shares of Unconstrained Bond, Core Bond and Core Plus Bond.

B.	Derek M. Smashey, John R. Indellicate II, Jason J. Votruba and Eric Chenoweth (Mid Cap)

As of December 31, 2024, Mr. Smashey, Mr. Indellicate and Mr. Votruba are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	0	$0

Other pooled investment vehicles	0	$0

Other accounts	4	$111.5 million

In none of the 4 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.

Prior to becoming a portfolio manager on May 1, 2025, Mr. Chenoweth was not responsible for the day-to-day management of any other accounts.

As of December 31, 2024, Mr. Smashey owned between $100,001 and $500,000 of Mid Cap’s shares, Mr. Indellicate owned over $1,000,000 of Mid Cap’s shares, Mr. Votruba owned between $100,001 and $500,000 of Mid Cap’s shares and Mr. Chenoweth owned between $100,001 and $500,000.

4)	Chartwell (Mid Cap Value, Small Cap, Chartwell Small Cap Growth, Small Cap Value, Real Income, Short Duration High Yield)

Under a separate Subadvisory Agreement, subject to the direction of Carillon Tower and the Board, Chartwell provides investment advice and portfolio management services to the funds, for a fee payable by Carillon Tower.

The Carillon Chartwell Real Income Fund is managed by T. Ryan Harkins, CFA, Andrew S. Toburen, CFA, Thomas R. Coughlin, CFA, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA, Christine F. Williams and Reid T. Halloran.

The Carillon Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund are managed by T. Ryan Harkins, CFA and Reid T. Halloran.

The Carillon Chartwell Short Duration High Yield Fund is managed by Andrew S. Toburen, CFA, John M. Hopkins, CFA, and Christine F. Williams.

The Carillon Chartwell Small Cap Fund and Carillon Chartwell Small Cap Growth Fund are managed by Frank L. Sustersic, CFA, and Theresa H. Tran, CFA.

As of December 31, 2024, information on other accounts managed by the funds’ portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Jeffrey D. Bilsky	0	$0	1	$1.53	18	$0.58
Thomas R. Coughlin, CFA	0	$0	1	$28.71	242	$5.80
T. Ryan Harkins, CFA	0	$0	1	$31.50	42	$1.32
John M. Hopkins, CFA	0	$0	1	$28.71	242	$5.80
Andrew S. Toburen, CFA	0	$0	1	$28.71	242	$5.80
Christine F. Williams	0	$0	1	$28.71	242	$5.80
Frank L. Sustersic	2	$159.18	0	$0	1	$0.11
Theresa H. Tran, CFA	2	$159.18	0	$0	1	$0.11
Reid T. Halloran	0	$0	1	$31.50	42	$1.32

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Jeffrey D. Bilsky	0	$0	0	$0	0	$0
Thomas R. Coughlin, CFA	0	$0	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
T. Ryan Harkins, CFA	0	$0	0	$0	0	$0
John M. Hopkins, CFA	0	$0	0	$0	0	$0
Andrew S. Toburen, CFA	0	$0	0	$0	0	$0
Christine F. Williams	0	$0	0	$0	0	$0
Frank L. Sustersic	0	$0	0	$0	0	$0
Theresa H. Tran, CFA	0	$0	0	$0	0	$0
Reid T. Halloran	0	$0	0	$0	0	$0

Chartwell has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding potential conflicts of interest and the portfolio managers’ compensation follows. This information is provided as of January 1, 2025.

Material Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Chartwell has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Chartwell are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Chartwell and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation: The compensation paid to Chartwell investment professionals consists of base salary, annual bonus, and annual contributions to the firm’s retirement plans (both 401k and ESOP).

Annual bonuses are determined by the Compensation Committee based on revenue sharing. Since strategy revenue is highly correlated with long-term performance, teams can earn a proportion of strategy revenue with the residual over salaries distributable as annual bonuses. Performance tests relative to the appropriate benchmark and peer group rankings can enhance this revenue share. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, part of the annual bonus for key employees is deferred for a period of 3 years.

The following chart sets forth the dollar range of the portfolio managers’ ownership of the outstanding shares of the applicable Fund as of December 31, 2024.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	Carillon Chartwell Real Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund
Jeffrey D. Bilsky	None	None	None	None	None
Thomas R. Coughlin, CFA	None	None	None	None	None
T. Ryan Harkins, CFA	None	$500,001- $1,000,000	None	None	$500,001- $1,000,000
John M. Hopkins, CFA	$100,001- $500,000	None	$500,001- $1,000,000	None	None
Andrew S. Toburen, CFA	None	None	$500,001- $1,000,000	None	None
Christine F. Williams	None	None	None	None	None
Frank L. Sustersic	None	None	None	Over $1,000,000	None
Theresa H. Tran, CFA	None	None	None	$100,001- $500,000	None
Reid T. Halloran	None	None	None	None	None

F.	Portfolio Turnover and Brokerage Practices

Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following table shows the turnover rate for Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Eagle Small Cap Growth, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond for the periods shown:

Fund	01/01/24- 12/31/24	11/01/23- 12/31/23 (not annualized)	11/01/22- 10/31/23
Capital Appreciation	22%	4%	31%
International Stock	23%	7%	44%
Growth & Income	40%	5%	40%
Mid Cap Growth	52%	3%	49%

Fund	01/01/24- 12/31/24	11/01/23- 12/31/23 (not annualized)	11/01/22- 10/31/23
Eagle Small Cap Growth	53%	8%	39%
Mid Cap (a)	72%	17%	112%
Small Cap	27%	4%	7%
Core Bond (b)	522%	52%	530%
Core Plus Bond (b)	502%	49%	532%
Unconstrained Bond (b)	566%	49%	458%

(a) A key part of the Mid Cap fund’s investment process is the top-down overlay, which is determined through a proprietary system that monitors more than 150 economic and sentiment indicators. If the investment team perceives a shift in their outlook based on these indicators, they will actively adjust the portfolio to align with their thesis. The investment team would expect turnover to be higher than normal during peaks of volatility and uncertainty in the market.

(b) Reams Asset Management’s investment style is to nimbly react to value opportunities which occur with varying frequency contributing to fluctuation in turnover from year to year. Additionally, the turnover may be higher than buy and hold managers who build portfolios for yield.

The following table shows the turnover rate for Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield for the periods shown.

Fund	01/01/24- 12/31/24	01/01/23- 12/31/23
Mid Cap Value	51%	33%
Chartwell Small Cap Growth	60%	72%
Small Cap Value	44%	27%
Real Income (a)	98%	59%
Short Duration High Yield	41%	39%

(a) Beginning April 26, 2024, Real Income’s investment objectives were changed to provide investors with current income and preserve inflation adjusted capital by seeking returns that exceed the rate of inflation over a complete market cycle. To implement these investment objectives, Real Income adjusted its principal investment strategies and transitioned its portfolio to invest at least 60% of its net assets in TIPS. Real Income’s higher portfolio turnover rate during the prior fiscal year was due to this transition.

Carillon Tower or a subadviser, as applicable, is responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Carillon Tower or a subadviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers. In addition, Carillon Tower or a subadviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or a subadviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Carillon Tower or a subadviser in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

During the fiscal year ended December 31, 2024, certain of the funds directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to Carillon Tower or a subadviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended December 31, 2024 it is estimated that Mid Cap Value paid total commissions of approximately $18,555 on transactions with a principal value of approximately $26,875,730, Small Cap paid total commissions of approximately $82,793 on transactions with a principal value of approximately $197,751,971, Chartwell Small Cap Growth paid total commissions of approximately $30,283 on transactions with a principal value of approximately $32,398,472, Small Cap Value paid total commissions of approximately $180,763 on transactions with a principal value of approximately $152,913,927, Growth & Income paid total commissions of approximately $114,923 on transactions with a principal value of approximately $603,836,897, Mid Cap Growth paid total commissions of approximately $1,656,129 on transactions with a principal value of approximately $7,585,987,736, Eagle Small Cap Growth paid total commissions of approximately $385,995 on transactions with a principal value of approximately $770,732,505, Mid Cap paid total commissions of approximately $1,954,770 on transactions with a principal value of approximately $5,567,063,385, and Real Income paid total commissions of approximately $169,979 on transactions with a principal value of approximately $110,007,520.

Carillon Tower or a subadviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.” Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Carillon Tower or the subadviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions for the indicated funds paid for the periods indicated.

Fund	01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22

Capital Appreciation Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$23,690 $0 0.0% 0.0%	$3,983 $0 0.0% 0.0%	$48,655 $0 0.0% 0.0%	$70,131 $0 0.0% 0.0%

International Stock Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$167,659 $0 0.0% 0.0%	$34,756 $0 0.0% 0.0%	$199,340 $0 0.0% 0.0%	$78,755 $0 0.0% 0.0%

Growth & Income Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$114,923 $3,992 3.5% 44.1%	$19,650 $970 4.9% 23.8%	$169,001 $10,698 6.3% 30.6%	$99,693 $0 0.0% 0.0%

Mid Cap Growth Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$1,656,544 $50,412 3.0% 33.0%	$119,205 $0 0.0% 0.0%	$1,160,210 $27,445 2.4% 24.5%	$1,312,156 $8,137 0.6% 10.0%

Eagle Small Cap Growth Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$385,995 $38,627 10.0% 53.7%	$92,355 $14,373 15.6% 7.8%	$451,302 $54,226 12.0% 18.7%	$1,142,091 $119,538 10.5% 14.7%

Mid Cap Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$1,954,770 $0 0.0% 0.0%	$482,443 $0 0.0% 0.0%	$2,659,265 $0 0.0% 0.0%	$3,690,542 $0 0.0% 0.0%

Small Cap Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$82,881 $0 0.0% 0.0%	$17,002 $0 0.0% 0.0%	$44,208 $0 0.0% 0.0%	$84,269 $0 0.0% 0.0%

Fund	01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22

Core Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%

Core Plus Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$21,946 $0 0.0% 0.0%	$5,668 $0 0.0% 0.0%	$135,111 $0 0.0% 0.0%	$138,624 $0 0.0% 0.0%

Unconstrained Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$315,935 $0 0.0% 0.0%	$67,943 $0 0.0% 0.0%	$686,293 $0 0.0% 0.0%	$372,791 $0 0.0% 0.0%

(a) The affiliate is Raymond James & Associates, Inc., a wholly owned subsidiary of RJF.

The following table shows the aggregate brokerage commissions paid by the indicated funds for the periods from the funds’ commencement of operations on July 1, 2022 through the fiscal year ended December 31, 2022 and for the fiscal years ended December 31, 2023, and December 31, 2024.

Fund	01/01/24- 12/31/24	01/01/23- 12/31/23	07/01/22- 12/31/22

Mid Cap Value Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$18,555 $2,193 11.8% 15.8%	$33,745 $727 2.2% 6.3%	$11,953 $0 0.0% 0.0%

Chartwell Small Cap Growth Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$30,403 $0 0.0% 0.0%	$26,909 $0 0.0% 0.0%	$26,681 $0 0.0% 0.0%

Small Cap Value Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$180,763 $2,263 1.3% 4.1%	$134,257 $0 0.0% 0.0%	$67,249 $0 0.0% 0.0%

Fund	01/01/24- 12/31/24	01/01/23- 12/31/23	07/01/22- 12/31/22

Real Income Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$169,979 $20,680 12.2% 3.1%	$333,701 $20,188 6.0% 1.9%	$129,955 $0 0.0% 0.0%

Short Duration High Yield Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%

(a) The affiliate is Raymond James & Associates, Inc., a wholly owned subsidiary of RJF.

No fund may buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self-regulatory organizations. Payments to affiliates in the preceding table were made to RJF.

Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, a subadviser and the Distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the Commission.

Securities of Regular Broker-Dealers. A fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3) sold the largest dollar amount of the fund’s securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund’s regular brokers or dealers held by such fund as of December 31, 2024:

Fund	Broker-Dealer	Aggregate Value (in 000’s)
Growth & Income	J.P. Morgan Securities LLC	$23,066
Real Income	Goldman Sachs & Co. LLC	$5,460
Real Income	J.P. Morgan Securities LLC	$6,591
Real Income	Morgan Stanley & Co. LLC	$1,225
Core Bond	Wells Fargo Securities LLC	$4,954
Core Bond	Morgan Stanley & Co. LLC	$2,853
Core Bond	J.P. Morgan Securities LLC	$29,014
Core Bond	BOFA Securities Inc.	$5,345
Core Bond	Goldman Sachs & Co. LLC	$10,128
Core Plus Bond	Morgan Stanley & Co. LLC	$5,529
Core Plus Bond	J.P. Morgan Securities LLC	$91,581
Core Plus Bond	BOFA Securities Inc.	$6,949
Core Plus Bond	Wells Fargo Securities LLC	$11,277
Core Plus Bond	Goldman Sachs & Co. LLC	$25,108
Unconstrained Bond	Barclays Capital, Inc.	$7,467
Unconstrained Bond	Wells Fargo Securities LLC	$10,095
Unconstrained Bond	Morgan Stanley & Co. LLC	$2,199
Unconstrained Bond	BOFA Securities Inc.	$2,931
Unconstrained Bond	J.P. Morgan Securities LLC	$78,928
Unconstrained Bond	Goldman Sachs & Co. LLC	$27,519
Unconstrained Bond	Citigroup Global Markets, Inc.	$28,460

G.	Distribution of Shares

Distribution. Shares of each fund are offered continuously through CFD, a subsidiary of Carillon Tower and Eagle, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.

The following table describes the compensation paid to the principal underwriter, CFD, for the fiscal year ended December 31, 2024 (amounts have been rounded to the nearest whole dollar):

Fund	Underwriting Fee	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(a)
Mid Cap Value	$52	$0	$375	$89
Small Cap	$946	$0	$0	$47,376
Chartwell Small Cap Growth	$107	$0	$375	$112
Small Cap Value	$50	$0	$375	$91
Capital Appreciation	$3,183	$0	$11	$601,690
International Stock	$766	$0	$154	$27,335
Growth & Income	$5,472	$0	$77	$876,238
Mid Cap Growth	$6,692	$0	$145	$2,152,204
Eagle Small Cap Growth	$2,675	$0	$4	$460,120
Mid Cap	$1,899	$0	$25	$273,503
Real Income	$47	$0	$275	$108
Short Duration High Yield	$54	$0	$275	$87
Core Bond	$1,587	$0	$22	$117,287
Core Plus Bond	$1,142	$0	$25	$101,011
Unconstrained Bond	$8,418	$0	$0	$110,443

(a) Fees paid by the funds pursuant to Rule 12b-1 are provided in the “Rule 12b-1 Distribution Plan” section below.

The following table sets forth the aggregate amount of underwriting fee paid to and retained by CFD with respect to the periods indicated (amounts have been rounded to the nearest whole dollar). Prior to April 26, 2024, no compensation was paid to the underwriter with respect to Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield.

Fund	01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22
Mid Cap Value	$52	$0	$0	$0
Small Cap	$946	$60	$1,358	$896
Chartwell Small Cap Growth	$107	$0	$0	$0
Small Cap Value	$50	$0	$0	$0
Capital Appreciation	$3,183	$818	$4,484	$3,528
International Stock	$766	$5	$170	$113
Growth & Income	$5,472	$338	$9,709	$12,600
Mid Cap Growth	$6,692	$414	$8,144	$12,296
Eagle Small Cap Growth	$2,675	$253	$2,629	$4,186
Mid Cap	$1,899	$247	$3,454	$3,938
Real Income	$47	$0	$0	$0
Short Duration High Yield	$54	$0	$0	$0

Fund	01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22
Core Bond	$1,587	$351	$391	$1,262
Core Plus Bond	$1,142	$1	$1,275	$240
Unconstrained Bond	$8,418	$10	$2,924	$34

The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.

Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers. CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.

Distribution Agreements. Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees, excluding business related to Class R-6 shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

The distribution agreement may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

Rule 12b-1 Distribution Plan. Each fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”). These Plans permit a fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds used all Class A and Class C 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund, except Capital Appreciation Fund and Growth & Income Fund, may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. Capital Appreciation Fund and Growth & Income Fund may pay the Distributor distribution and service fees of up to 0.50% of that fund’s average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

With respect to Class I and Class R-6 shares, the funds do not currently pay the Distributor a Rule 12b-1 fee. However, Carillon Tower or any third party may make payments for the sale and distribution of Class R-6 shares from its own resources.

The following table illustrates the amount of class specific 12b-1 fees paid by each fund to the Distributor for the fiscal year ended December 31, 2024. 12b-1 payments are made to the Distributor for distribution services designed to promote the sale and retention of fund shares.

Fund	Class A	Class C
Mid Cap Value	$17	$72
Small Cap	$34,951	$12,425
Chartwell Small Cap Growth	$35	$77
Small Cap Value	$18	$73
Capital Appreciation	$515,007	$86,683
International Stock	$14,883	$12,452
Growth & Income	$526,977	$349,261
Mid Cap Growth	$1,520,240	$631,964

Fund	Class A	Class C
Eagle Small Cap Growth	$365,414	$94,706
Mid Cap	$81,562	$191,941
Real Income	$37	$71
Short Duration High Yield	$17	$70
Core Bond	$88,973	$28,314
Core Plus Bond	$57,208	$43,803
Unconstrained Bond	$92,362	$18,081

H.	Payments to Dealers

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans, if any. Such payments constitute what it sometimes referred to as “revenue sharing.” Such fees may also include the payment of a lump sum or fixed amount. In certain cases, the payments may be subject to certain minimum payment levels. These additional cash payments are described below. The categories of cash payments described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary, the number of accounts serviced by the financial intermediary that invest in a fund, redemption rates, the financial intermediary’s ability to attract and retain assets, the financial intermediary’s reputation, the level and/or type of shareholder-related services, marketing assistance and educational activities provided by the financial intermediary, the financial intermediary’s level of participation in the funds’ sales and marketing programs, the financial intermediary’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the funds for which these payments are provided.

In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds, or for services rendered in connection with fund/investment selection and monitoring. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest for the intermediaries. For example, these financial incentives may cause the intermediaries to recommend a fund over other investments. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses of a fund disclosed in the Prospectus and do not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the sale of shares of a fund.

The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary’s funds sales system, placing funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

Revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates may make under this category include, payments, out of their own assets, to those financial intermediaries as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more funds or that make fund shares available through certain selected no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Such payments may apply to employee benefit plans, such as retirement plans, or fee-based advisory programs, and may also apply to retail sales and assets in certain situations.

Services for which a financial intermediary receives payments may include, but are not limited to, record keeping, reporting or transaction processing, shareholder communications and other account administration services, services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform such services itself or may arrange with a third party to perform such services.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. Affiliates may make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to

•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and
•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients’ accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

In certain cases the payments described above could be significant to the financial intermediary, and/or could establish contractual obligations on the part of such financial intermediaries to provide the Carillon Family of Funds, Carillon or the Affiliates, or their clients, with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such financial intermediaries’ platforms, programs or products. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

XIII.	Additional Services to the Funds

Transfer Agent and Fund Accounting Services. U.S. Bancorp Global Fund Services, with its principal place of business at 615 East Michigan Street, Third Floor, Milwaukee, WI 52302, is the transfer and dividend disbursing agent, fund accountant and shareholder servicing agent for each fund.

Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced. Fund accounting fees are paid based on a percentage of fund assets.

The following table shows the fees paid to the transfer agent for each of the indicated periods for Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Eagle Small Cap Growth, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond:

	Transfer Agent Fees Paid
Fund	01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22
Capital Appreciation	$352,691	$46,851	$300,721	$583,653
International Stock	$393,921	$55,084	$319,518	$34,440

	Transfer Agent Fees Paid
Fund	01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22
Growth & Income	$466,014	$78,233	$642,066	$1,233,072
Mid Cap Growth	$2,906,034	$467,660	$3,052,123	$7,423,024
Eagle Small Cap Growth	$428,592	$67,555	$601,649	$1,674,807
Mid Cap	$2,984,649	$538,414	$3,825,282	$698,935
Small Cap	$246,899	$38,997	$251,014	$71,334
Core Bond	$466,064	$80,520	$425,931	$222,384
Core Plus Bond	$1,337,944	$210,385	$1,111,424	$253,350
Unconstrained Bond	$1,348,504	$202,707	$1,229,439	$222,969

The following table shows the fees paid to the fund accountant for each of the indicated periods for Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Eagle Small Cap Growth, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond:

	Fund Accounting Fees Paid
Fund	01/01/24- 12/31/24	11/01/23- 12/31/23	11/01/22- 10/31/23	11/01/21- 10/31/22
Capital Appreciation	$37,277	$5,360	$29,057	$41,936
International Stock	$50,296	$7,252	$42,233	$26,034
Growth & Income	$45,674	$6,554	$56,308	$72,545
Mid Cap Growth	$475,726	$76,006	$458,223	$505,441
Eagle Small Cap Growth	$45,172	$7,028	$53,505	$108,311
Mid Cap	$241,735	$37,885	$270,930	$336,830
Small Cap	$22,633	$3,492	$21,908	$27,068
Core Bond	$82,402	$14,538	$61,530	$57,046
Core Plus Bond	$165,844	$26,817	$127,361	$113,418
Unconstrained Bond	$154,336	$22,465	$121,726	$115,356

Prior to August 7, 2023, Ultimus Fund Solutions, LLC (“Ultimus”), with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the transfer and dividend disbursing agent and shareholder servicing agent for Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield. Ultimus also was the fund accountant and provided certain administrative services for each of these funds. The following table shows the fund accounting and administration fees paid to Ultimus by Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield for the period from the funds’ commencement of operations, July 1, 2022, through the fiscal year ended December 31, 2022 and for the period January 1, 2023 through August 4, 2023.

	Administration and Fund Accounting Fees Paid
Fund	01/01/23- 08/04/23	07/01/22- 12/31/22
Mid Cap Value	$27,301	$26,160
Chartwell Small Cap Growth	$22,692	$21,900
Small Cap Value	$48,651	$49,134
Real Income	$91,596	$97,320
Short Duration High Yield	$63,957	$57,710

Beginning on August 7, 2023, U.S. Bank Global Fund Services began serving as the transfer and dividend disbursing agent, fund accountant and shareholder servicing agent for Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield. The following table shows the fees paid to the transfer agent for each of the indicated periods for these funds:

	Transfer Agent Fees Paid
Fund	01/01/24- 12/31/24	08/07/23- 12/31/23
Mid Cap Value	$21,034	$1,534
Chartwell Small Cap Growth	$21,158	$998
Small Cap Value	$96,658	$7,194
Real Income	$234,522	$23,796
Short Duration High Yield	$176,114	$4,674

The following table shows the fees paid to the fund accountant for each of the indicated periods for Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield:

	Fund Accounting Fees Paid
Fund	01/01/24- 12/31/24	08/07/23- 12/31/23
Mid Cap Value	$4,290	$13,230
Chartwell Small Cap Growth	$5,741	$16,084
Small Cap Value	$10,164	$27,435
Real Income	$42,094	$92,646
Short Duration High Yield	$37,677	$52,601

Custodian. U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of each fund’s assets. The custodian also serves as the funds’ securities lending agent and provides portfolio accounting and certain other services for the funds. Prior to August 7, 2023, UMB Bank, n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106 served as custodian of the Mid Cap Value, the Chartwell Small Cap Growth, the Small Cap Value, the Real Income and the Short Duration High Yield funds assets.

Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is the independent registered public accounting firm for the funds. For Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Real Income and Short Duration High Yield, Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, formerly served as the independent registered public accounting firm for the funds.

Potential Liability

Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. The Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.

Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. The Agreement and Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

APPENDIX A

INVESTMENT TYPES GLOSSARY

Equity Securities:

Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Money Market Instruments. The funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The funds may also invest in shares of one or more money market funds, as described below. There may also be times when the funds attempt to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, each fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which a fund may invest are:

(1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;

(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by a fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;

(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;

(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. Government and other collateral acceptable to the Advisor.

Exchange-Traded Funds (“ETFs”) and Closed-End Funds. Closed-end funds and ETFs trade like stocks on major stock exchanges. Many ETFs are index funds. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs and closed-end funds can be purchased throughout the normal trading day and the market price of the ETFs and closed-end fund shares may trade at a discount to their NAV. The shares of closed-end funds may involve the payment of substantial premiums to, and may sell at substantial discounts to, the value of the portfolio securities.

Preferred Stock. A preferred stock blends some of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts (“REITs”). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Master Limited Partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners).

Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Debt Securities:

Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.

Corporate Debt Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Fixed and Floating Rate Loans. Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). These investments are considered to be investments in debt securities.

Foreign Debt Securities. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).

Investment Grade/Lower Rated Securities:

Investment Grade Securities. Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by a fund’s portfolio manager. Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the funds’ portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.

A Subadviser performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, a Subadviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by a Subadviser on an ongoing basis. For these securities, a Subadviser uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that a Subadviser’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. Government are not rated, but are treated by the funds as being rated AAA and Aaa for credit quality purposes.

Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

Variable- or Floating-Rate Securities.

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.

Institutional Term Loans:

Institutional term loans or other bank loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.

Municipal Obligations:

Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.

There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

Short-Term Money Market Instruments:

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.

Bank Time Deposits. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Certificates of Deposit (“CDs”). CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price.

Mortgage Dollar Rolls and Sale-Buybacks. A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. During this “roll period,” a fund would forego principal and interest paid on such securities, and the other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. A fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security.

U.S. Government and Zero Coupon Securities:

U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.

Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds. Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.

Pass-through Securities:

Mortgage-Backed Securities. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.

Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.

To-Be-Announced Securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Foreign Securities Exposure:

Depositary Receipts. Sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.

Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).

Eurodollar Certificates. A fund may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.

Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.

American Depositary Receipts (“ADRs”):

Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”). A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

Derivatives - Futures, Forwards, Options and Hedging Transactions:

General Description. Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivatives on indices may be used to hedge broad market sectors.

Options:

Options may include options on securities, equity and debt indices and currencies.

Characteristics of Options Trading. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Futures and Options on Futures:

Guidelines and Characteristics of Futures and Options on Futures Trading. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Forward Currency Contracts. A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts,

may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Forward Commitments:

A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.

Options on Swap Agreements:

A fund may enter into options on swap agreements (“swaptions”). Swaptions are options to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on predetermined terms at a future date. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Illiquid and Restricted Securities:

Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. OTC options and their underlying collateral are currently considered to be illiquid investments. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid for the purposes noted in this section.

Index Securities:

Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

Foreign Investment Companies:

A fund may invest in foreign investment companies. Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government- approved or -authorized investment vehicles, which may include other investment companies.

When-Issued and Delayed Delivery Transactions:

These transactions involve a commitment by a fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction.

Short Sales:

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

APPENDIX B

SHORT-TERM RATINGS

The rating services’ descriptions of commercial paper ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 are rated in the highest category by Moody’s national scale and have a superior ability to repay short-term obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Global Ratings’s Short-Term Issue Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates S&P Global Ratings’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P Global from other sources it considers reliable. S&P Global Ratings does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn at any time.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings’s national scale. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Note: Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Description of Fitch’s Short-Term Issuer Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality assigned by Fitch’s national scale.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

LONG-TERM RATINGS

The rating services’ descriptions of corporate debt ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default or impairment on contractual financial obligations and any financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality by Moody’s national scale, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of S&P Global Ratings’s Long-Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation, and the promise S&P Global Ratings imputes; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.

Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligor is lowered to ‘D’ if it is conducting a distressed debt restructuring.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of Fitch’s Long-Term Issuer Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality assigned by Fitch’s national scale.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Very low margin for safety.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or, for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the formal announcement by the issuer or their agent of a distressed debt exchange; or

c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017

	(ii)	Amended and Restated Agreement and Declaration of Trust, dated August 16, 2024, is incorporated by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 14, 2025 (“PEA No. 114”)

(b)		Amended and Restated By-laws, dated August 16, 2024, is incorporated by reference to PEA No. 114

(c)		Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws

(d)	(i)	Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020, is incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2021 (“PEA No. 100”)

	(ii)	Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, dated May 1, 2025 — filed herewith

	(iii)	Investment Advisory Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

	(iv)	Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC (“ClariVest”) with respect to Carillon ClariVest Capital Appreciation Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100

	(v)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest Capital Appreciation Fund, dated May 1, 2025 — filed herewith

	(vi)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100

	(vii)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated March 1, 2022, is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 25, 2022 (“PEA No. 104”)

	(viii)	Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc. (“Eagle”), dated May 1, 2025 — filed herewith

	(ix)	Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. (“Scout Investments”), dated November 20, 2020, is incorporated by reference to PEA No. 100

	(x)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Scout Investments, dated January 18, 2025 — filed herewith

	(xi)	Subadvisory Agreement between Carillon Tower and Chartwell Investment Partners, LLC (“Chartwell”), dated July 1, 2022, is incorporated by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 24, 2023

	(xii)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Chartwell, dated May 1, 2025 — filed herewith

	(xiii)	Subadvisory Agreement between Carillon Tower and Chartwell with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

	(xiv)	Subadvisory Agreement between Carillon Tower and Eagle with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

	(xv)	Subadvisory Agreement between Carillon Tower and Tidal Investments LLC (“Tidal”), dated [ ], 2025 — to be filed by subsequent amendment

	(xvi)	Expense Limitation Agreement between Registrant and Carillon Tower, dated November 14, 2024 — filed herewith

	(xvii)	Expense Limitation Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

(e)	(i)	Distribution Agreement between Registrant and Carillon Fund Distributors, Inc. (“CFD”), dated November 18, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

	(ii)	Amended Schedule A to Distribution Agreement between Registrant and CFD, dated January 18, 2025 — filed herewith

	(iii)	Distribution Agreement between Registrant and Quasar Distributors, LLC (“Quasar”), dated [ ], 2025 — to be filed by subsequent amendment

(f)		Bonus, profit sharing or pension plans — none

(g)	(i)	Custody Agreement between Registrant and U.S. Bank National Association (“U.S. Bank”), dated August 31, 2015, is incorporated by reference to Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

	(ii)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(iii)	Third Amendment to the Custody Agreement between Registrant and U.S. Bank, dated April 18, 2018 — filed herewith

	(iv)	Custody Agreement between Registrant and U.S. Bank with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

(h)	(i)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84

	(ii)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(iii)	Second Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated April 23, 2018 — filed herewith

	(iv)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated January 25, 2019 — filed herewith

	(v)	Transfer Agent Servicing Agreement between Registrant and USBFS with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

	(vi)	Administration Agreement between Registrant and Carillon Tower, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(vii)	Amended Schedule A and Schedule B to Administration Agreement between Registrant and Carillon Tower, dated January 18, 2025 — filed herewith

	(viii)	Administration Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

	(ix)	Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(x)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(xi)	Fund Sub-Administration Servicing Agreement between Eagle and USBFS with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

	(xii)	Fund Accounting Servicing Agreement between Registrant and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(xiii)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(xiv)	Fund Accounting Servicing Agreement between Registrant and USBFS with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

	(xv)	Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020

	(xvi)	Amended Exhibit A to Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated January 18, 2025 — filed herewith

	(xvii)	Form of Fund of Funds Investment Agreement among BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., iShares U.S. ETF Trust and Carillon Series Trust, is incorporated by reference to PEA No. 104

	(xviii)	Form of Authorized Participant Agreement, dated [ ], 2025 — to be filed by subsequent amendment

(i)		Opinion and consent of counsel — filed herewith

(j)	(i)	Consent of Independent Registered Certified Public Accounting Firm — filed herewith

	(ii)	Consent of Previous Independent Registered Public Accounting Firm for Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund — filed herewith

(k)		Financial statements omitted from prospectus — none

(l)		Letter of investment intent, dated March 8, 1993, is incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, SEC File No. 033-57986, filed previously on November 30, 1995

(m)	(i)	Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(ii)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated January 18, 2025 — filed herewith

	(iii)	Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(iv)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated January 18, 2025 — filed herewith

	(v)	Class I Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(vi)	Class R-6 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(vii)	Distribution Plan Pursuant to Rule 12b-1 with respect to Exchange-Traded Funds, dated [ ], 2025 — to be filed by subsequent amendment

(n)	(i)	Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(ii)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 19, 2021, is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 31, 2022 (“PEA No. 102”)

	(iii)	Amended and Restated Appendix A to Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated January 18, 2025 — filed herewith

(p)	(i)	Code of Ethics for Carillon Tower, Eagle, ClariVest, Scout Investments, Chartwell, CFD and Carillon Series Trust, dated February 5, 2024 — filed herewith

	(ii)	Code of Ethics for Tidal, dated [ ] — to be filed by subsequent amendment

Other Exhibits	Powers of Attorney, dated December 8, 2021, is incorporated by reference to PEA No. 102

Item 29. Persons Controlled by or under Common Control with Registrant

None

Item 30. Indemnification

Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreements with ClariVest provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.

Paragraph 9 of the Subadvisory Agreement with Eagle provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

Paragraph 9 of the Subadvisory Agreement with Scout Investments provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

Paragraph 9 of the Subadvisory Agreement with Chartwell provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.

Paragraph 9 of the Distribution Agreement with CFD provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Section 6.A. of the Sub-Administration Servicing Agreement with USBFS, dated August 31, 2015, provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.01 of the Custody Agreement with U.S. Bank, dated August 31, 2015, provides that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.

Section 7.A. of the Transfer Agent Servicing Agreement with USBFS, dated August 31, 2015, provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.A of the Fund Accounting Services Agreement with USBFS, dated August 31, 2015, provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Item 31.

I. Business and Other Connections of Investment Adviser

Carillon Tower Advisers, Inc. (“Carillon Tower”) is a Florida corporation and a registered investment adviser that offers investment management services. Carillon Tower provides investment advisory services to all Funds of the Trust. Carillon Tower’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the directors and officers of Carillon Tower is included in its current Form ADV filed with the SEC (File No. 801-100356). Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Carillon Tower.

II. Business and Other Connections of Subadvisers

ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company that offers subadvisory services and is a registered investment adviser. ClariVest provides subadvisory services to Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund. Information as to the officers and directors of ClariVest is included in the current Form ADV filed with the SEC (File No. 801-66386). Eagle (as defined below) owns all shares of stock of ClariVest.

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Florida corporation and a registered investment adviser that offers subadvisory services. Eagle provides subadvisory services to Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF, and RJ Eagle GCM Dividend Select Income ETF. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343). RJF owns all shares of stock of Eagle.

Scout Investments, Inc. (“Scout Investments”), 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, is a Missouri corporation and a registered investment adviser that offers investment advisory and subadvisory services. Scout Investments provides subadvisory services to Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout Mid Cap Fund and Carillon Reams Unconstrained Bond Fund. Information as to the officers and directors of Scout Investments is included in its current Form ADV filed with the SEC (File No. 801-60188). RJF owns all shares of stock of Scout Investments.

Chartwell Investment Partners (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a Pennsylvania limited liability company and SEC registered investment adviser that offers subadvisory services to open-end and closed-end funds as well as investment advisory services to institutional and high net worth clients. Chartwell provides subadvisory services to Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund and RJ Chartwell Premium Income ETF. Information as to the officers and directors of Chartwell is included in the current Form ADV filed with the SEC (File No. 801-54124). RJF owns all shares of stock of Chartwell.

Tidal Investments LLC (“Tidal”), 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 is a Florida limited liability corporation and SEC registered investment adviser that offers investment advisory and subadvisory services. Tidal provides subadvisory services to RJ Chartwell Premium Income ETF and RJ Eagle GCM Dividend Select Income ETF. Information as to the officers and directors of Tidal is included in its current Form ADV filed with the SEC (File No. 801-76857).

Item 32. Principal Underwriter

(a)(1) CFD, 880 Carillon Parkway, St. Petersburg, Florida 33716, is a principal underwriter for the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Bond Fund, Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund. Eagle owns all shares of stock of CFD.

(a)(2) Quasar, Three Canal Plaza, Suite 100, Portland, ME 04101, is a principal underwriter for the RJ Chartwell Premium Income ETF, RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF and RJ Eagle GCM Dividend Select Income ETF. Quasar serves as the principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Advisor Managed Portfolios
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.	Ecofin Tax-Exempt Private Credit Fund, Inc.
6.	Edgar Lomax Value Fund, Series of Advisors Series Trust
7.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
8.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
15.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
16.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
17.	PIA BBB Bond Fund, Series of Advisors Series Trust
18.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
19.	PIA High Yield Fund, Series of Advisors Series Trust

20.	PIA MBS Bond Fund, Series of Advisors Series Trust
21.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
22.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
23.	Poplar Forest Partners Fund, Series of Advisors Series Trust
24.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
25.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
26.	Pzena International Value Fund, Series of Advisors Series Trust
27.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.	Reverb ETF, Series of Advisors Series Trust
30.	Scharf Fund, Series of Advisors Series Trust
31.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Brookfield Infrastructure Income Fund Inc.
41.	Brookfield Investment Funds
42.	Buffalo Funds
43.	DoubleLine Funds Trust
44.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
46.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
47.	AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
48.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.	AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51.	AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52.	AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53.	AAM Transformers ETF, Series of ETF Series Solutions
54.	Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
55.	Aptus Defined Risk ETF, Series of ETF Series Solutions
56.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
57.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
58.	Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
59.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
60.	Aptus Large Cap Upside ETF, Series of ETF Series Solutions
61.	Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
62.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
63.	Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
64.	BTD Capital Fund, Series of ETF Series Solutions
65.	Carbon Strategy ETF, Series of ETF Series Solutions
66.	ClearShares OCIO ETF, Series of ETF Series Solutions
67.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
68.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
69.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
70.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
71.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
72.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
73.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
74.	Hoya Capital Housing ETF, Series of ETF Series Solutions
75.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions

76.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
77.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
78.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
79.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
80.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
81.	Opus Small Cap Value ETF, Series of ETF Series Solutions
82.	Range Cancer Therapeutics ETF, Series of ETF Series Solutions
83.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
84.	The Acquirers Fund, Series of ETF Series Solutions
85.	The Brinsmere Fund—Conservative ETF, Series of ETF Series Solutions
86.	The Brinsmere Fund—Growth ETF, Series of ETF Series Solutions
87.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
88.	U.S. Global JETS ETF, Series of ETF Series Solutions
89.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
90.	U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
91.	US Vegan Climate ETF, Series of ETF Series Solutions
92.	Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.	Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
94.	First American Funds Trust
95.	FundX Investment Trust
96.	The Glenmede Fund, Inc.
97.	The GoodHaven Funds Trust
98.	Harding, Loevner Funds, Inc.
99.	Hennessy Funds Trust
100.	Horizon Funds
101.	Hotchkis & Wiley Funds
102.	Intrepid Capital Management Funds Trust
103.	Jacob Funds Inc.
104.	The Jensen Quality Growth Fund Inc.
105.	Kirr, Marbach Partners Funds, Inc.
106.	Leuthold Funds, Inc.
107.	Core Alternative ETF, Series of Listed Funds Trust
108.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
109.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
110.	LKCM Funds
111.	LoCorr Investment Trust
112.	MainGate Trust
113.	ATAC Rotation Fund, Series of Managed Portfolio Series
114.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
115.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
116.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
117.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
118.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
119.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
120.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
121.	Kensington Defender Fund, Series of Managed Portfolio Series
122.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
123.	Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
124.	Kensington Managed Income Fund, Series of Managed Portfolio Series
125.	LK Balanced Fund, Series of Managed Portfolio Series
126.	Muhlenkamp Fund, Series of Managed Portfolio Series
127.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
128.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
129.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
130.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
131.	Port Street Quality Growth Fund, Series of Managed Portfolio Series

132.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
133.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
134.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
135.	Reinhart International PMV Fund, Series of Managed Portfolio Series
136.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
137.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
138.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
139.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
140.	Tremblant Global ETF, Series of Managed Portfolio Series
141.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
142.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
143.	Hood River New Opportunities Fund, Series of Manager Directed Portfolios
144.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
145.	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
146.	SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
147.	SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
148.	SWP Growth & Income ETF, Series of Manager Directed Portfolios
149.	Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
150.	Mason Capital Fund Trust
151.	Matrix Advisors Funds Trust
152.	Matrix Advisors Value Fund, Inc.
153.	Monetta Trust
154.	Nicholas Equity Income Fund, Inc.
155.	Nicholas Fund, Inc.
156.	Nicholas II, Inc.
157.	Nicholas Limited Edition, Inc.
158.	Oaktree Diversified Income Fund Inc.
159.	Permanent Portfolio Family of Funds
160.	Perritt Funds, Inc.
161.	Procure ETF Trust II
162.	Professionally Managed Portfolios
163.	Prospector Funds, Inc.
164.	Provident Mutual Funds, Inc.
165.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
166.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
167.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
168.	Aquarius International Fund, Series of The RBB Fund, Inc.
169.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
173.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
174.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
175.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
176.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
177.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
179.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
181.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
182.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
183.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
184.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
185.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
186.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
187.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.

188.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
189.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
190.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
191.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
192.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
193.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
194.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
195.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
196.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
197.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
198.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
199.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
200.	US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
201.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
202.	US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
203.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
204.	US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
205.	US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
206.	US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
207.	US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
208.	US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
209.	WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
210.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
211.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
212.	The RBB Fund Trust
213.	RBC Funds Trust
214.	Rockefeller Municipal Opportunities Fund
215.	Series Portfolios Trust
216.	Thompson IM Funds, Inc.
217.	Tortoise Capital Series Trust
218.	TrimTabs ETF Trust
219.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
220.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
221.	CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
222.	CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
223.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
224.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
225.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
226.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
227.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
228.	Jensen Quality MidCap Fund, Series of Trust for Professional Managers
229.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
230.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
231.	USQ Core Real Estate Fund
232.	Wall Street EWM Funds Trust
233.	Wisconsin Capital Funds, Inc.

(b)(1) The directors and officers of CFD are:

Name	Position with Underwriter	Position with Registrant
Susan Walzer	Director	President & PEO

Marshall Ollia	Senior Vice President, Treasurer, Chief Financial Officer, Financial Principal and Director	None

Derek Thieme	Comptroller, Assistant Treasurer	None

Steven B. Gilbert	Chief Executive Officer, President, Director	None

Damian Sousa	Vice President, Chief Compliance Officer	None

Michael Scharmer	Anti Money Laundering Officer	None

Robert Morrison	Corporate Counsel and Secretary	None

The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

(b)(2) The directors and officers of Quasar are:

Name	Position with Underwriter	Position with Registrant

Teresa Cowan	President/Manager	None

Chris Lanza	Vice President	None

Kate Macchia	Vice President	None

Susan L. LaFond	Vice President and Chief Compliance Officer and Treasurer	None

Kelly B. Whetstone	Secretary	None

Weston Sommers	Financial and Operations Principal and Chief Financial Officer	None

The business address for each of the above directors and officers is Three Canal Plaza, Suite 100, Portland, ME 04101.

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940, as amended (“1940 Act”) are maintained in the physical possession of the Trust’s Custodian through February 28, 1994, except that: Carillon Tower and U.S. Bancorp maintain some or all of the records required by the 1940 Act; and the Subadvisers will maintain some or all of the records required by the 1940 Act. Since March 1, 1994, all required records are maintained by Carillon Tower at 880 Carillon Parkway, St. Petersburg, Florida 33716 and U.S. Bancorp at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34. Management Services

None.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of April 28, 2025.

CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
President & Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 118 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Susan L. Walzer Susan L. Walzer	President & Principal Executive Officer	April 28, 2025

/s/ Deborah L. Talbot* Deborah L. Talbot	Board Chair	April 28, 2025

/s/ John Carter* John Carter	Trustee	April 28, 2025

/s/ Liana Marante* Liana Marante	Trustee	April 28, 2025

/s/ Krishna Memani* Krishna Memani	Trustee	April 28, 2025

/s/ Jerry A. Webman* Jerry A. Webman	Trustee	April 28, 2025

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer and Treasurer	April 28, 2025

*By:	/s/ Susan L. Walzer
Susan L. Walzer
Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Description

EX-99.(d)(ii)	Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, dated May 1, 2025

EX-99.(d)(v)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest Capital Appreciation Fund, dated May 1, 2025

EX-99.(d)(viii)	Subadvisory Agreement between Carillon Tower and Eagle, dated May 1, 2025

EX-99.(d)(x)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Scout Investments, dated January 18, 2025

EX-99.(d)(xii)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Chartwell, dated May 1, 2025

EX-99.(d)(xvi)	Expense Limitation Agreement between Registrant and Carillon Tower, dated November 14, 2024

EX-99.(e)(ii)	Amended Schedule A to Distribution Agreement between Registrant and CFD, dated January 18, 2025

EX-99.(g)(iii)	Third Amendment to the Custody Agreement between Registrant and U.S. Bank, dated April 18, 2018

EX-99.(h)(iii)	Second Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated April 23, 2018

EX-99.(h)(iv)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated January 25, 2019

EX-99.(h)(vii)	Amended Schedule A and Schedule B to Administration Agreement between Registrant and Carillon Tower, dated January 18, 2025

EX-99.(h)(xvi)	Amended Exhibit A to Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated January 18, 2025

EX-99.(i)	Opinion and consent of counsel

EX-99.(j)(i)	Consent of Independent Registered Certified Public Accounting Firm

EX-99.(j)(ii)	Consent of Previous Independent Registered Public Accounting Firm for Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund

EX-99.(m)(ii)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated January 18, 2025

EX-99.(m)(iv)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated January 18, 2025

EX-99.(n)(iii)	Amended and Restated Appendix A to Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated January 18, 2025

EX-99.(p)(i)	Code of Ethics for Carillon Tower, Eagle, ClariVest, Scout Investments, Chartwell, CFD and Carillon Series Trust, dated February 5, 2024